                                 Appendices to


                             PRELIMINARY REPORT TO
                         THE SPECIAL COMMITTEE OF GAS



                           A.G. EDWARDS & SONS, INC.
                                  INVESTMENT BANKING


                                April 28, 1998

TABLE OF CONTENTS

                                                       Appendices
                                                       ----------
Overview of Oil......................................       A

Overview of Gas......................................       B

Pro Forma Ownership Analysis.........................       C

Premium Paid Analysis................................       D

Exchange Ratio Analysis..............................       E

Transaction Multiple Analysis........................       F

Relative Contribution Analysis.......................       G

Accretion/Dilution Analysis..........................       H

Public Company Analysis..............................       I

Discounted Cash Flow Analysis........................       J

Capital Structure Analysis...........................       K

PaineWebber Models as of 4/24/98.....................       L

OVERVIEW OF OIL


[_] Oil is the largest retail distributor of home heating oil in the United States, serving approximately 350,000 customers in the Northeast and Mid-Atlantic states, including the metropolitan areas of Baltimore, Boston, New York City and Washington, D.C.


[_] Since 1979 Oil has been the principal consolidator in the industry, having acquired 188 retail heating oil distributors. As a result of these acquisitions, heating oil volume sold has increased from 59.4 million gallons in 1980 to 410.3 million gallons in 1997.


[_] Despite Oil's size, its customer base represents only approximately 5% of the residential home heating oil customers in the Northeast, uniquely positioning the company to continue its strategy of growth through acquisitions.


[_] Oil's strongest competitive advantage is clearly its size, particularly in relation to its competitors. Oil's size provides it significant opportunities not afforded to most of the industry's small, local, family-owned businesses. These opportunities include attracting and retaining a professional management team, accessing and maintaining the latest developments in computer and communications technology, and achieving significant operating and marketing efficiencies.


[_] Oil's primary goals currently include: reducing operating costs and increasing profitability; reducing customer attrition through a focus on attracting new customers (better structured, upgraded sales force, brand image, cross marketing agreements) and retaining existing customers (improving service and having all employees function as salespeople); and, given the financial wherewithal, exploit its ability to further consolidate the home heating oil market.

Overview of Oil
Summary Financial Analysis
($ in thousands, except per share data)


--------------------------------------------------------------------------------------------------------------------
State of Incorporation:     Minnesota                             Market Price (4/22/98):               $1.625
Headquarters:               Stamford, CT                          52-Week High - Low:             $3.875 - 1.438
Auditors:                   KPMG Peat Marwick LLP                 Shares Outstanding:                   26,563   (a)
Primary Exchange:           NASDAQ                                Most Recent Fiscal Year End:         12/31/97
Primary Area of Focus:      Northeast and Mid-Atlantic U.S.

                                                     Selected Data
--------------------------------------------------------------------------------------------------------------------
                   Total                       Net Loss            Loss             Distributable      DCF        Acquisition
     Year        Revenues    EBITDA (c)       to Common          per Share          Cash Flow (d)    per Share        CapEx.
-----------------------------------------------------------------------------------------------------------------------------------
     1994       $ 546,677    $ 55,387         ($7,776)          ($0.36)             $ 28,020          $ 1.29          $ 26,411
     1995         609,507      56,753         (26,742)           (1.06)               14,461            0.57            26,438
     1996         608,161      42,070         (30,704)           (1.20)                6,158            0.24            28,493
     1997         548,141      36,010         (27,543)           (1.06)                  842            0.03            16,252
Proj- 1998 (e)                 38,500
Proj- 1999 (e)                 51,657


--------------------------------------------------------------------------
BOOK CAPITALIZATION
--------------------
                                                            (12/31/97)
                                                           -----------
Total Debt (b)                                             $  331,004
Total Stockholders' Equity                                   (177,033)
                                                           -----------
     TOTAL                                                 $  153,971
                                                           ===========

ESTIMATED FIRM VALUE
--------------------
Market Value of Total Debt (b)                             $  314,473
Market Value of Common (f)                                     43,347
                                                           -----------
     TOTAL                                                 $  357,819
                                                           ===========

Less: Cash and Equivalents (g)                                 11,740
     NET FIRM VALUE                                        $  346,079
                                                           ===========

MULTIPLE ANALYSIS
-----------------
CURRENT

Net Firm Value/ 97A EBITDA:                                       9.6X
Net Firm Value/ 98E EBITDA:                                       9.0
Net Firm Value/ 99E EBITDA:                                       6.7


PROPOSED $3.15 PRICE
Net Firm Value/ 97A EBITDA:                                      11.1X
Net Firm Value/ 98E EBITDA:                                      10.3
Net Firm Value/ 99E EBITDA:                                       7.7

--------------------------------------------------------------------------

------------------------------------------
(a)  Includes Class A, B and C shares.
(b)  Includes debt and redeemable and exchangeable preferred stock.
(c) EBITDA is defined as gross profit less SG&A expenses and direct delivery expense.
(d) Represents EBITDA less interest expense, maintenance capital expenditures, and cash taxes.
(e) Source: management's projections; 1998 EBITDA is before acquisitions, adjusted for actual 1Q results. See pages 9 to 13.
(f) Calculated based on (Class A + Class C* market price) + [(Class B* ($17.50+$0.2763)]
(g) Includes balance in the cash collateral account which is required by the company's credit agreement.

OVERVIEW OF OIL
SELECTED FINANCIAL DATA
($ IN THOUSANDS)

====================================================================================================================
                                                             HISTORICAL YEARS ENDED DECEMBER 31,
                                   ---------------------------------------------------------------------------------
                                      1993       %      1994(a)      %       1995(a)    %        1996       %
--------------------------------------------------------------------------------------------------------------------
Net sales                           $538,526  100.0%   $546,677   100.0%   $609,507  100.0%    $608,161   100.0%
 % Growth                                                   1.5%               11.5%               -0.2%
Cost of sales                        366,810   68.1%   $362,981    66.4%    387,825   63.6%     427,388    03.3
                                    ---------------     ---------------     --------------      ---------------
Gross profit                         171,717   31.9%    183,696    33.6%    221,682   36.4%     180,773    29.7%
SG&A expenses                         93,379   17.3%     95,314    17.4%    128,295   21.0%     105,601    17.4%
Direct delivery expense               29,902    5.6%     32,995     6.0%     36,634    6.0%      33,102     5.4%
Restructuring charges                      -                  -                   -               1,150     0.2%
Corporate identity expenses                -                  -                   -               2,659     0.4%
Pension curtailment expense                -                  -                   -                 557     0.1%
Amortization of customer lists        23,183    4.3%     19,748    3.6%      20,527    3.4%      18,611     3.1%
Depreciation of plant and equipment    5,933    1.1%      6,469    1.2%      12,374    2.0%       6,574     1.1%
Amortization of deferred charges       5,548    1.0%      6,177    1.1%       6,142    1.0%       4,760     0.8%
Provision for supplemental benefits      264    0.0%        373    0.1%       1,407    0.2%         873     0.1%
                                    ---------------     --------------      --------------      ---------------
Operating income (loss)               13,509    2.5%     22,619    4.1%      16,303    2.7%       6,886     1.1%
Interest expense, net                (20,508)  -3.8%    (23,766)  -4.3%     (38,792)  -6.4%     (32,412)   -5.3%
Other income (expense)                  (165)   0.0%        109    0.0%         218    0.0%       1,842     0.3%
                                    ---------------    ---------------     ---------------     ----------------
Loss before income taxes, equity
  interest and extraordinary item     (7,164)  -1.3%     (1,038)  -0.2%     (22,271)  -3.7%     (23,684)   -3.9%
Income taxes                             400    0.1%        600    0.1%         500    0.1%         500     0.1%
                                    ---------------    ---------------     ---------------     ----------------
Loss before equity interest and
  extraordinary item                  (7,564)  -1.4%     (1,638)  -0.3%     (22,771)  -3.7%     (24,184)   -4.0%
Share of income (loss) of Gas              -    0.0%     (1,973)  -0.4%         728    0.1%       2,283     0.4%
                                    ---------------    ---------------     ---------------     ----------------
Extraordinary item-loss on early
  extinguishment of debt                (867)  -0.2%       (655)  -0.1%      (1,436)  -0.2%      (6,414)   -1.1%
                                     ---------------    --------------      ---------------     ----------------
Net loss                              (8,431)  -1.6%     (4,266)  -0.8%     (23,479)  -3.9%     (28,315)   -4.7%
Preferred stock dividends             (3,367)  -0.6%     (3,510)  -0.6%      (3,263)  -0.5%      (2,389)   -0.4%
                                    ---------------    ---------------     ---------------     ----------------
Net loss to common                  ($11,798)  -2.2%    ($7,776)  -1.4%    ($26,742)  -4.4%    ($30,704)   -5.0%
                                    ========  =====    ========   ====     ========   ====     ========    ====
Net loss per share                    ($0.55)            ($0.36)             ($1.06)             ($1.20)
                                    ========           ========            ========            ========
Weighted average shares
  outstanding(b)                      21,538             21,745              25,309              25,581

EBITDA(c)                            $48,437    9.0%    $55,387   10.1%     $56,753    9.3%     $42,070     6.9%
Adjusted net loss to common          (10,931)  -2.0%(d)  (7,121)  -1.3%(e)  (25,306)  -4.2%(f)  (22,583)   -3.7%(g)

Adjusted net loss per share           ($0.51)            ($0.33)             ($1.00)             ($0.88)
                                    ========           ========            ========            ========
Acquisition capital expenditures     $15,399            $26,411             $26,438             $28,493
Maintenance capital expenditures(i)    3,000              3,000               3,000               3,000
EBITDA/total assets                     18.9%              13.9%               15.9%               15.3%
Distributable cash flow               24,528             28,020              14,461               6,158


                                                   1997     %
                                                ---------------
Net sales                                       $548,141  100.0%
 % Growth                                           -9.9%
Cost of sales                                    379,748   69.3%
                                                ---------------
Gross profit                                     168,393   30.7%
SG&A expenses                                    102,377   18.7%
Direct delivery expense                           30,006    5.5%
Restructuring charges                              2,850    0.5%
Corporate identity expenses                        4,136    0.8%
Pension curtailment expense                          654    0.1%
Amortization of customer lists                    17,903    3.3%
Depreciation of plant and equipment                7,204    1.3%
Amortization of deferred charges                   4,639    0.8%
Provision for supplemental benefits                  565    0.1%
                                                ---------------
Operating income (loss)                           (1,941)   4.0%
Interest expense, net                            (31,668)  -5.8%
Other income (expense)                            11,445    2.1%
                                                ---------------
Loss before income taxes, equity
  interest and extraordinary item                (22,164)  -4.0%
Income taxes                                         500    0.1%
                                                ---------------
Loss before equity interest and
  extraordinary item                             (22,664)  -4.1%
Share of income (loss) of Gas                       (235)   0.0%
                                                ---------------
Extraordinary item-loss on early
  extinguishment of debt                               -
                                                ---------------
Net loss                                         (22,899) -4.2%
Preferred stock dividends                         (4,644) -0.8%
                                                --------------
Net loss to common                              ($27,543) -5.0%
                                                ========  ====
Net loss per share                                ($1.06)
                                                ========
Weighted average shares
  outstanding(b)                                  26,039

EBITDA(c)                                        $36,010   6.6%
Adjusted net loss to common                      (35,439) -6.5%(b)

Adjusted net loss per share                       ($1.36)
                                                ========
Acquisition capital expenditures                 $16,252
Maintenance capital expenditures(i)                3,000
EBITDA/total assets                                 14.5%
Distributable cash flow                              842

__________________________________________________
(a) Gas operations consolidated into OIL.
(b) Weighted shares do not include Class B shares.
(c) Calculated as gross profit minus SG&A expense and direct delivery expense.
(d) Excludes $867 for early extinguishment of debt.
(e) Excludes $655 for early extinguishment of debt.
(f) Excludes $1,436 for early extinguishment of debt.
(g) Excludes $6,414 for early extinguishment of debt.
(h) Excludes $11,400 gals on sale of TLC.
(i) Management's estimates.

     OVERVIEW OF OIL
     MARKET PRICE ANALYSIS


                               PRICE AND VOLUME
                              12/15/95 - 4/22/98


                             [GRAPH APPEARS HERE]

OVERVIEW OF OIL
CLASS A COMMON STOCK TRADING HISTORY - VOLUME DISTRIBUTION
1995 - 1998 (a)

------------------------------------------------------------------------------------------------------------------------------------
                                                            1995                 1996                1997              1998 (a)
                                                 --------------------  -------------------  ------------------  --------------------
                             Price Per Share        Volume        %     Volume          %     Volume        %     Volume         %
                         ----------------------  --------------------  -------------------  ------------------  --------------------
                           Greater Than  $9,400
                                  9.200   9,400        600  100.00%
                                  9.000   9,200          0   99.99%
                                  8.800   9,000     49,200   99.99%
                                  8.600   8,800      6,800   99.41%
                                  8.400   8,600     67,500   99.33%
                                  8.200   8,400    289,100   98.54%
                                  8.000   8,200    161,500   95.13%       1,600   100.00%
                                  7.800   8,000    873,500   93.22%      47,400    99.96%
                                  7.600   7,800    245,800   82.92%     236,200    98.87%
                                  7.400   7,600    193,300   80.02%     185,000    93.44%
                                  7.200   7,400  1,154,800   77.74%     822,300    89.19%
                                  7.000   7,200  5,190,500   64.12%   1,507,100    70.28%
                                  6.800   7,000    246,000    2.90%     815,300    35.63%
                                  6.600   6.800                         498,500    16.88%
                                  6.400   6.600                         129,300     5.42%    417,300  100.00%
                                  6.200   6.400                          37,600     2.45%    526,900   96.34%
                                  6.000   6.200                          44,100     1.58%    417,700   91.72%
                                  5.800   6.000                          24,700     0.57%    110,200   88.06%
                                  5.600   5.800                                              868,000   87.09%
                                  5.400   5.600                                              143,300   79.48%
                                  5.200   5.400                                               92,600   78.22%
                                  5.000   5.200                                              940,500   77.41%
                                  4.800   5.000                                              142,200   69.16%
                                  4.600   4.800                                               20,200   67.92%
                                  4.400   4.600                                               13,900   67.74%
                                  4.200   4.400                                                 -      67.62%
                                  4.000   4.200                                                 -      67.62%
                                  3.800   4.000                                              117,100   67.62%
                                  3.600   3.800                                              370,600   66.59%
                                  3.400   3.600                                              250,900   63.34%
                                  3.200   3.400                                            1,236,200   61.14%
                            --------------------------------------------------------------------------------------------------------
PROPOSED EXCHANGE PRICE           3.000   3.200                                            1,652,500   50,30%
                            --------------------------------------------------------------------------------------------------------
                                  2.800   3.000                                            2,785,300    35.1%    130,000   100.00%
                                  2.600   2.800                                              788,500   11.39%    249,100    96.12%
                                  2.400   2.600                                              430,100    4.47%    270,800    88.69%
                                  2.200   2.400                                               79,800    0.70%  1,044,100    80.61%
                                  2.000   2.200                                                                  357,500    49.45%
                                  1.800   2.000                                                                  311,500    38.78%
                            --------------------------------------------------------------------------------------------------------
CURRENT PRICE                     1.600   1.800                                                                  277,900    29.48%
                            --------------------------------------------------------------------------------------------------------
                                  1.400   1.600                                                                  710,000    21.19%
                              Less Than  $1.400

                                                ----------           ----------          -----------          ----------
        Total Stock for Period                   8,478,600            4,349,500           11,403,800           3,350,900
        Cumulative % of Total Traded                         30.74%                15.77%             41.34%                12.15%
        % Traded of Current Stock Out (b)                    35.39%                18.16%             47.61%                13.99%
        % Traded of Current Float (c)                        70.15%                35.99%             94.36%                27.73%
        Wtd. Average Stock Price                     $7.31                $7.07                $3.90               $2.09

---------------------------------------------------------------------
                                                    1995 - 1998 (a)
                                                 --------------------
                             Price Per Share        Volume        %
                         ----------------------  --------------------
                           Greater Than  $9,400
                                  9.200   9,400        600  100.00%
                                  9.000   9,200        -    100.00%
                                  8.800   9,000     49,200  100.00%
                                  8.600   8,800      6,800   99.82%
                                  8.400   8,600     67,500   99.79%
                                  8.200   8,400    289,100   99.55%
                                  8.000   8,200    163,100   98.50%
                                  7.800   8,000    920,900   97.91%
                                  7.600   7,800    482,000   94.57%
                                  7.400   7,600    378,300   92.82%
                                  7.200   7,400  1,977,100   91.45%
                                  7.000   7,200  6,697,600   84.29%
                                  6.800   7,000  1,061,700   60.00%
                                  6.600   6.800    498,500   56.15%
                                  6.400   6.600    546,600   54.35%
                                  6.200   6.400    564,500   52.37%
                                  6.000   6.200    461,800   50.32%
                                  5.800   6.000    134,900   48.64%
                                  5.600   5.800    868,000   48.16%
                                  5.400   5.600    143,300   45.01%
                                  5.200   5.400     92,600   44.49%
                                  5.000   5.200    940,500   44.15%
                                  4.800   5.000    142,200   40.74%
                                  4.600   4.800     20,200   40.23%
                                  4.400   4.600     13,900   40.15%
                                  4.200   4.400        -     40.10%
                                  4.000   4.200        -     40.10%
                                  3.800   4.000    117,100   40.10%
                                  3.600   3.800    370,600   39.68%
                                  3.400   3.600    250,900   38.34%
                                  3.200   3.400  1,236,200   37.43%
                            -----------------------------------------
PROPOSED EXCHANGE PRICE           3.000   3.200  1,652,500   32.94%
                            -----------------------------------------
                                  2.800   3.000  2,915,300   26.95%
                                  2.600   2.800  1,037,600   16.38%
                                  2.400   2.600    700,900   12.62%
                                  2.200   2.400  1,123,900   10.08%
                                  2.000   2.200    357,500    6.01%
                                  1,800   2.000    311,500    4.71%
                            -----------------------------------------
CURRENT PRICE                     1,600   1,800    277,000    3.58%
                            -----------------------------------------
                                  1,400   1,600    710,000    2.57%
                              Less Than  $1,400

                                               -----------
        Total Stock for Period                  27,582,800
        Cumulative % of Total Traded                        100.00%
        % Traded of Current Stock Out (b)                   115.15%
        % Traded of Current Float (c)                       228.23%
        Wtd. Average Stock Price                     $5.13

__________________
(a) Through April 22, 1998.
(b) Based on 23,954,560 Class A shares outstanding
(c) Based on 12,085,729 Class A shares by institutional and retail public holders.

OVERVIEW OF OIL
SHAREHOLDER ANALYSIS (a)

================================================================================
                                  Class A                        % Of Total
Institutions (b)                 Shrs. Held     % Of Total      Voting Power
------------------------------   ----------     ----------      ------------
Dimensional Fund Adv.              621,000        2.6%              1.2%
CNA Financial Group                410,900        1.7%              0.8%
Barclays Bank plc                  353,178        1.5%              0.7%
Deltec Asset Mgmt.                 250,810        1.0%              0.5%
Frank Russell Company              236,386        1.0%              0.5%
Wellington Management              224,905        0.9%              0.5%
Vanguard Group                     215,500        0.9%              0.4%
Fleming Overseas                   202,611        0.8%              0.4%
Bear, Stearns & Co.                167,231        0.7%              0.3%
Fidelity Management                118,700        0.5%              0.2%
Mellon Bank                        115,243        0.5%              0.2%
Northern Trust                      85,611        0.4%              0.2%
ANB Investment Mgmt.                51,100        0.2%              0.1%
Prudential Insurance                47,300        0.2%              0.1%
World Asset Management              23,937        0.1%              0.0%
IBM Retirement Funds                16,300        0.1%              0.0%
Miss Pub-Dom Eq                      4,600        0.0%              0.0%
DLJ Corp.                            3,086        0.0%              0.0%
Beck, Mack & Oliver                  3,000        0.0%              0.0%
Legg Mason                           2,000        0.0%              0.0%
                                 ----------     ----------      ------------
All Institutions (c)             3,153,398       13.2%              6.3%

                                                                         Class A                 Class C
Directors And Officers (C)       Title                                  Shrs. Held  % Of Total  Shrs. Held  % Of Total
-----------------------------    -------------------------------------  ----------  ----------  ----------  ----------
Audrey L. Sevin                  Director and Secretary of Oil and Gas  1,876,863      7.8%       477,716      18.4%
Irik P. Sevin                    Chairman, CEO and Director of Oil        740,438      3.1%       201,641       7.8%
Phillip Ean Cohen                Director of Oil                          679,262      2.8%       113,423       4.4%
Thomas J. Edelman                Director of Oil and Gas                  653,312      2.7%       129,019       5.0%
Vincent De Palma                 VP and GM of New York Region               5,000      0.0%             -       0.0%
Hanseatic Corporation (d) (e)                                           1,777,279      7.4%       298,717      11.5%
Tortosa (d)                                                                     -      0.0%       298,717      11.5%
Wolfgang Traber (e)              Director of Oil and Gas                        -      0.0%         9,038       0.3%
Paul Biddelman (e)               Director of Oil and Gas                    2,386      0.0%             -       0.0%
                                                                        ----------  ----------  ----------  ----------
Total Directors & Officers Holdings                                     5,734.540     23.9%     1,528,271      58.8%

                                                                         Class A                 Class C
5% Beneficial Owners                                                    Shrs. Held  % Of Total  Shrs. Held  % Of Total
-----------------------------                                           ----------  ----------  ----------  ----------
Schneider Capital                                                        4,388,920    18.3%             -       0.0%
Richard O'Connell                                                        1,128,745     4.7%       302,461      11.6%
Barcel Corporation                                                         616,626     2.6%       151,231       5.8%
                                                                        ----------  ----------  ----------  ----------
Total 5% Beneficial Holdings                                             6,134,291    25.6%       453,692      17.5%

                                          Total       % Of Total
Directors And Officers (C)            Voting Power   Voting Power
-----------------------------         -----------    ------------
Audrey L. Sevin                        6,654,023        13.3%
Irik P. Sevin                          2,756,848         5.5%
Phillip Ean Cohen                      1,813,492         3.6%
Thomas J. Edelman                      1,943,502         3.9%
Vincent De Palma                           5,000         0.0%
Hanseatic Corporation (d) (e)          4,764,449         9.5%
Tortosa (d)                            2,987,170         6.0%
Wolfgang Traber (e)                       90,380         0.2%
Paul Biddelman (e)                         2,386         0.0%
                                      -----------    ------------
Total Directors & Officers Holdings   21,017,250        42.1%

                                          Total       % Of Total
5% Beneficial Owners                  Voting Power   Voting Power
-----------------------------         -----------    ------------
Schneider Capital                      4,388,920         8.8%
Richard O'Connell                      4,153,355         8.3%
Barcel Corporation                     2,128,936         4.3%
                                      -----------    ------------
Total 5% Beneficial Holdings          10,671,211        21.4%

--------------------------------------------------------------------------------------------------------------------
                                                         % Of                   % Of          Total       % Of Total
Summary                                   Class A       Total      Class C      Total      Voting Power   Voting Power
-------                                 ----------     ---------  ----------  ----------   ------------   ------------
Insider Holdings
 Directors and Officers as a Group       5,734,540       23.9%     1,528,271     58.8%      21,017,250        42.1%
 5% Beneficial Owners                    6,134,291       25.6%       453,692     17.5%      10,671,211        21.4%
                                        ----------     ---------  ----------  ----------   ------------   ------------
                                        11,868,831       49.5%     1,981,963     76.3%      31,688,461        63.5%

Public Holdings
 Institutional                           3,153,398       13.2%                               3,153,398         6.3%
 Retail                                  8,932,331 (f)   37.3%                               8,932,331        17.9%
                                        ----------     ---------                           ------------   ------------
                                        12,085,729       50.5%                              12,085,729        24.2%

Other Holdings                                                       615,556     23.7%       6,155,560        12.3%

                                                                  ----------  ----------   ------------   ------------
                                                                     615,556     23.7%       6,155,560        12.3%

Total                                   23,954,560      100.0%     2,597,519    100.0%      49,929,750       100.0%
====================================================================================================================

____________________________
(a) Based on shares outstanding, most recently available data as of 4/23/98 and does not include options to purchase and Class B shares.
(b)  Source: Vickers Stock Research Corporation, Bloomberg and Oil's Proxy.
(c)  Does not include 5% beneficial ownership institutions.
(d)  Hanseatic Corporation holds shared voting power in Tortosa.
(e)  Mr. Traber and Mr. Biddelman are executive officers of Hanseatic
     Corporation.
(f)  AGE has 29,412 Class A shares in its system.

                         OVERVIEW OF OIL
                         RESEARCH COVERAGE

WHILE OIL HAD DECENT                         RESEARCH COVERAGE             DATE PUBLISHED                 ESTIMATES UPDATED
                                             -----------------             --------------                 -----------------
COVERAGE IN 1996, THERE
HAVE NOT BEEN ANY                              Published Research Reports
REPORTS PUBLISHED                               Bear Stearns                      9/5/96                         10/18/96
RECENTLY.                                       DLJ                               8/2/96                            --
                                                PaineWebber                      7/16/96                         11/11/97

                                               Additional Research
                                                Jefferies - Hold

                                             EARNINGS ESTIMATES          NUMBER OF ESTIMATES     MEAN 1998     MEAN 1999
                                             ------------------          -------------------     ---------     ---------
                                             IBES                                 1                $0.70           NA
                                             Nelson                               1                $0.70           NA

OVERVIEW OF OIL
DISCOUNTED CASH FLOW ANALYSIS
WEIGHTED AVERAGE COST OF CAPITAL DERIVATION
($ IN MILLIONS)

------------------------------------------------------------------------------------------------------------------------------------
                                                  Total                                   Implied   Total     Total
                                                  Market         Unit        Total        Market    Debt/    Debt as %     Un-
                                     Levered     Val. Debt     Price at      Units       Value of  Total     of Total    levered
Comparable Company                   Beta (a)    (Bk = Mkt)    (4/22/98)    Ont. (Mh)     Equity   Equity    Capital       Beta
------------------------------------------------------------------------------------------------------------------------------------
AmeriGas Partners, L.P.                0.48        $777.8       $25.938       41.9       $1,108.6   70.2%     41.2%       0.282
Cornerstone Propane Partners, L.P.     0.40         235.8        22.688       19.7          455.7   51.7%     34.1%       0.264
Ferrellgas Partners, L.P.              0.38         537.2        20.875       31.3          666.6   80.6%     44.6%       0.210
Heritage Propane Partners, L.P.        0.43         176.9        23.125        8.4          197.8   89.4%     47.2%       0.227
National Propane Partners, L.P.        0.34         147.4        20.313       11.2          232.9   63.3%     38.8%       0.208
Star Gas Partners, L.P.                0.33          96.0        21.938        6.2          139.4   68.9%     40.8%       0.195
Suburban Propane Partners, L.P.        0.36         428.2        18.813       28.7          551.4   77.6%     43.7%       0.203

                                                                                     -----------------------------------------------
Comparable group's average                                                           Oil's capitalization--at market
  unlevered beta:                                                  0.23               Total debt (b)                 $314.5  87.9%
Oil's debt-to-equity ratio:                                       725.5%              Common equity                    43.3  12.1%
Oil's debt as a percent of total                                                                                     ------  -----
  capital:                                                         87.9%                                             $357.8  100.0%
Comparable group's beta relevered                                                    -----------------------------------------------
  for Oil's capital structure:                                    1.874
                                                                  =====
Oil's capitalization - at market
  Total debt(b)                           $314.5      87.9%
  Common equity                             43.3      12.1%
                                           -----     -----
                                          $357.8     100.0%

Derivation of Weighted Average Cost of Capital:                                                   Market Risk Premium Range (e)
----------------------------------------------                                                    -----------------------------
                                                                                                    11.3%     12.3%       13.3%
Oil's theoretical levered beta(d):                                           1.874
Assumed % of equity in Oil's capital
  structure:                                                                  21.1%
Risk-free rate of return(c):                                                   5.7%
Oil's cost of equity range (at
  various market risk premiums):                                                                    26.9%   28.7%         30.6%
                                                                                                    ====    ====          ====
Oil's assumed tax rate:                                                        0.0%
Assumed % of debt in capital
  structure(b):                                                               87.9%
Oil's estimated cost of debt(f):                                              11.2%
Oil's estimated after-tax cost of debt:                                       11.2%                 11.2%   11.2%         11.2%
                                                                                                    ====    ====          ====
Oil's weighted average cost of capital
  range(g):                                                                                         13.1%   13.3%         13.6%
                                                                                                    ====    ====          ====


------------
(a) Source: Bloomberg. (143 week (maximum weekly time period allowed, or the number of weeks available, which may be less than 143) adjusted beta relative to the S&P 500 index.
(b) Includes preferred stock; not net of cash.
(c) Ten-year Treasury rate on April 22, 1998.
(d) Bloomberg's reported beta for Oil is .63.
(e) Ibhotson Associates 1997. Total returns for small company stocks of 17.7% minus the risk-free rate.
(f) Based on Oil's current debt structure.
(g) Calculation based upon use of the Capital Asset Pricing Model (CAPM).

OVERVIEW OF OIL
EBITDA RECONCILIATION: 1997 (a)

     ---------------------------------------------------------------------------
                                                                             OIL
                                                                             ---
      1997 Actual EBITDA                                                     $36,010

      NORMALIZING ADJUSTMENTS:

      Weather was 3.8% warmer than 30-year normal

        3.8% of 1997 budgeted retail gallons             13,482 gallons

        Gross profit margin                                 $0.4545

        Delivery and garage cost savings                   ($0.0814)
                                                           ---------

        Net impact per gallon                               $0.3731

        $ impact                                                               5,030

      Insurance reserve                                                        2,000
                                                                             -------

1997 Adjusted EBITDA                                                         $43,040
                                                                             =======

------------------------------------------------------------------------------
(a) Management's assumptions.

OVERVIEW OF OIL
EBITDA RECONCILIATION: 1997 - 1998 (a)
(continued)

   -----------------------------------------------------------------------------
                                                                                        OIL
                                                                                        ---
    1997 Adjusted EBITDA                                                              $43,040

       Volume Adjustments for 1998

          Sale of TLC Division in 1997                   (16,926) gallons

          Attrition in 1998 (4.1%)                       (17,375)

          1997 Acquisitions                                9,828
                                                         -------
                                                         (24,473) gallons
                                                            @
                                                         $0.1700/gallon (b)            (4,159)
       Gross Profit Margin Increase        $0.006 per gallon on 395,086 gallons (c)     2,371
       Inflation                                                                       (3,662)

       Operating Cost Reductions (d)                                                    5,850
                                                                                      -------

    1998 EBITDA Budget                                                                $43,440
                                                                                      =======

   -----------------------------------------------------------------------------
   (a) Management's assumptions.
   (b) Represents the average gross profit per gallon ($.4700 per gallon) offset by $.30 per gallon reduction in operating expenses.
   (c) Actual gross profit margin increase achieved in first quarter of 1998 was $5.9 million (156 million gallons @ $0.037/gallon).
   (d) Represents already accomplished reductions in branch, regional and corporate expenses in excess of normal indexing related to volume reductions as well as 1% productivity improvements.

OVERVIEW OF OIL
EBITDA RECONCILIATION: 1998 (a)
(continued)

   -----------------------------------------------------------------------
                                                                 OIL
                                                                 ---
    1998 EBITDA Budget
                                                               $43,440

    Normalized Acquisition Growth
      $30,000 of acquisitions at 4.75x multiple                  6,315
                                                               -------

    1998 EBITDA Normalized                                     $49,755
                                                               =======
    1998 EBITDA Budget                                         $43,440

    Actual Differential between first three months
     of Fiscal 1998 vs. Budget                                  (9,318)

    Revised margin improvement and cost savings
     estimates based on first three months of
     Fiscal 1998 vs. Budget.                                     4,378
                                                                 -----

    Adjusted 1998 EBITDA Budget                                $38,500
                                                               =======

    ----------------------------------------------------------------------
    (a) Management's assumptions.

OVERVIEW OF OIL
EBITDA RECONCILIATION: 1998-1999 (a)
(continued)

    -----------------------------------------------------------------------
                                                                  OIL
                                                                  ---
     1998 EBITDA Normalized                                     $49,755

     Internal Attrition (4.1%) and other adjustments             (4,413)

     Normalized Acquisition Growth
       $30,000 of acquisitions at 4.75x multiple                  6,315
                                                                -------

     1999 Projection                                            $51,657
                                                                =======

    -----------------------------------------------------------------------
    (a) Management's assumptions.

OVERVIEW OF OIL
EBITDA SUMMARY

    --------------------------------------------------------------
                                                      OIL
                                                      ---
     1997 Actual                                   $36,010
     1997 Adjusted                                  43,040

     1998 Budget                                   $43,440
     1998 Normalized                                49,755

     Adjusted 1998 Budget                          $38,500

     1999E                                         $51,657

    --------------------------------------------------------------

     OVERVIEW OF OIL
     ACQUISITION HISTORY


       --------------------------------------------------------------------------------------------
         Date                                                      EBITDA     Acquired    Cost per
       Acquired  Company             Purchase Price     EBITDA    Multiple    Gallonage    Gallon
       --------  -------             --------------     ------    --------    ---------    ------
       1/26/93   Houck Service         $   663.9       $  245.0     2.7x          807.2    $0.823
       1/28/93   Harris and Gans         1,607.9          475.0     3.4x        2,599.6     0.619
       5/28/93   Goodrich                2,397.7          672.0     3.6x        4,156.0     0.577
       6/4/93    Warren                  2,965.0          712.0     4.2x       14,448.3     0.205
       6/23/93   Savin                   1,655.4          403.0     4.1x        2,769.0     0.598
       6/25/93   Baylis and Baylis         989.3          251.0     3.9x        1,224.7     0.808
       7/28/93   Agway                   1,660.6          315.0     5.3x        2,708.5     0.613
       9/28/93   Garden State            1,015.2          312.0     3.3x        1,408.0     0.721
       9/29/93   Essex                     866.3          234.0     3.7x        2,649.4     0.327

          1993 Totals                  $  13,821       $  3,619     3.8x         32,771    $0.422
                                       ---------       --------    ------      --------    ------

       1/7/94    Petrilla Oil          $   189.5       $   53.4     3.5x          329.0    $0.576
       3/8/94    Rettig                  1,813.0          466.0     3.9x        4,930.0     0.368
       6/30/94   Deblois Oil            15,374.6        2,909.0     5.3x       19,869.0     0.774
       7/26/94   Herbert Fuel            5,133.0          882.0     5.8x        6,103.0     0.841
       7/28/94   Trico Fuel              3,126.3          930.0     3.4x        4,091.0     0.764
       9/1/94    Sickley                 1,261.4          355.0     3.6x        1,702.0     0.741
       9/13/94   Sinkler                 4,880.0          948.0     5.1x        7,433.0     0.657
       12/1/94   Ryan                    2,954.3          528.0     5.6x        4,804.0     0.615
       12/2/94   Fowler                    182.8           37.4     4.9x          354.0     0,516

          1994 Totals                  $  34,915       $  7,109     4.9x         49,615    $0.704
                                       ---------       --------    ------      --------    ------

       3/30/95   Reliable Oil          $ 6,065.6       $1,183.0     5.1x       10,102.2    $0.600
       5/24/95   Rosetta (Waldman)       3,413.2          684.0     5.0x        5,153.6     0.662
       5/24/95   Rosetta (Price)           789.4          153.0     5.2x        1,309.5     0.603
       7/27/95   Slocum                    643.8          198.0     3.3x          742.6     0.867
       8/23/95   Contex                  1,856.8          448.0     4.1x        2,503.2     0.742
       8/31/95   Rackliffe                 546.2          139.0     3.9x          904.0     0.604
       9/1/95    A-One                   5,184.2        1,164.0     4.5x        5,900.0     0.879
       9/11/95   Reading Merchants       4,260.0          656.0     6.5x        3,613.0     1.179
       10/25/95  Franklin Fuel             293.5           76.0     3.9x          445.0     0,660
       11/17/95  Home Fuel               2,158.9          430.0     5.0x        6,072.3     0.356
       12/19/95  Texaco                  3,854.8        1,071.0     3.6x        5,845.1     0.659

          1995 Totals                  $  29,066       $  6,202     4.7x         42,590    $0.682
                                       ---------       --------    ------      --------    ------

     OVERVIEW OF OIL
     ACQUISITION HISTORY
     (continued)

       ---------------------------------------------------------------------------------------------
         Date                                                      EBITDA      Acquired     Cost per
       Acquired   Company           Purchase Price     EBITDA     Multiple     Gallonage     Gallon
       --------   -------           --------------     ------     --------     ---------     ------
       1/11/96    Garrison            $ 5,242.5       $1,154.0     4.5x         6,017.0     $0.871
       1/19/96    Cibro                 4,367.6        1,087.0     4.0x         6,200.0      0.704
       2/1/96     Seaman                7,133.7        1,552.0     4.6x         7,522.0      0.948
       4/1/96     McDowell              2,723.5          669.0     4.1x         2,675.0      1.018
       9/11/96    Flynn                 1,038.0          232.0     4.5x         1,316.0      0.789
       9/24/96    Farren                  263.6           69.0     3.8x           481.0      0.548
       10/18/96   Bergen                3,202.5          718.0     4.5x         5,933.0      0.540
       10/18/96   Hightstown              233.5           62.0     3.8x           500.0      0.467
       10/31/96   Hy-Test                 813.4          177.0     4.6x         1,468.0      0.554
       12/18/96   Dexter                  331.9           99.0     3.4x           796.0      0.417
       12/26/96   Sherman                 492.5          103.0     4.8x           564.0      0.873
       12/27/96   Malco                   369.2           97.0     3.8x           988.0      0.374
       12/30/96   Grasso                  422.9          116.0     3.6x         1,212.0      0.349

           1996 Totals                $  26,635       $  6,135     4.3x          35,672     $0.747
                                      ---------       --------    ------        -------     ------

       1/15/97    Oils Inc            $   747.6       $  188.0     4.0x         1,189.0     $0.629
       4/14/97    Mugullian Fuel        2,801.9          638.0     4.4x         3,000.0      0.934
       5/14/97    Alderfer Heating        401.1          111.0     3.6x           787.0      0.510
       6/26/97    Bellomo               1,488.8          443.0     3.4x         1,657.0      0.898
       7/10/97    Good                    521.4          117.0     4.5x         1,200.0      0.434
       8/29/97    Oil Burner            2,633.1          603.0     4.4x         3,500.0      0.752
       9/10/97    Romary                2,252.5          545.0     4.1x         2,348.0      0.959
       9/29/97    T. W. Perry           1,619.3          439.0     3.7x         2,118.0      0.765
       10/1/97    MiliBrook               527.5          112.0     4.7x           908.0      0.581
       11/24/97   Shreve                1,457.0          300.0     4.9x         2,425.0      0.601
       12/18/97   Genovese              1,010.8          281.0     3.6x               -          -

           1997 Totals                $  15,461       $  3,777     4.1x          19,132     $0.808
                                      ---------       --------    ------        -------     ------

       5 Year Totals                  $ 119,898       $ 26,842     4.5x        $179,780     $0.667
                                      =========       ========    ======       ========     ======

OVERVIEW OF OIL
MARGIN ANALYSIS
(VOLUME IN GALLONS; GALLONS AND $ IN THOUSANDS, EXCEPT MARGINS)


====================================================================================================================================

                                                                      Fiscal Years Ended December 31,
                                             ----------------------------------------------------------------------------------
                                               1993                1994                1995                1996          1997
                                             --------            --------            --------            --------      --------
RETAIL (b)
 Volume                                       355,347             360,207             343,759             375,121       338,478
 Margin                                      $ 0.4883            $ 0.5030            $ 0.5027            $ 0.4993      $ 0.5196
                                             --------            --------            --------            --------      --------
 Gross profit                                $173,501            $181,202            $172,811            $187,290      $175,867

COMMERCIAL
 Volume                                        81,515              79,514              75,476              81,020        71,813
 Margin                                      $ 0.2301            $ 0.2416            $ 0.2458            $ 0.2471      $ 0.2452
                                             --------            --------            --------            --------      --------
 Gross profit                                $ 18,755            $ 19,214            $ 18,554            $ 20,018      $ 17,607


PROPANE
 Volume                                         6,625               7,435               5,538                   -             -
 Margin                                      $ 0.5352            $ 0.5730            $ 0.5805            $ 0.0000      $ 0.0000
                                             --------            --------            --------            --------      --------
 Gross profit                                $  3,546            $  4,260            $  3,215                   -             -

OTHER PETROLEUM PRODUCTS
 Volume                                        36,406              35,709              31,228              32,026        29,855
 Margin                                      $ 0.1424            $ 0.1417            $ 0.1481            $ 0.1401      $ 0.1424
                                             --------            --------            --------            --------      --------
 Gross profit                                $  5,183            $  5,061            $  4,624            $  4,487      $  4,251

TOTAL PETROLEUM PRODUCTS
 Volume                                       479,893             482,865             456,001             488,167       440,146
 Margin                                      $ 0.4188            $ 0.4344            $ 0.4368            $ 0.4339      $ 0.4492
                                             --------            --------            --------            --------      --------
 Gross profit                                $200,985            $209,737            $199,204            $211,795      $197,725
                                             --------            --------            --------            --------      --------

DISCOUNTS                                    $  1,294            $  1,200            $    944            $  1,084      $    802
                                             --------            --------            --------            --------      --------

Net service loss                             ($34,243)           ($37,941)           ($33,822)           ($37,386)     ($35,184)
Net installation income                         3,681               4,944               4,364               5,280         5,050
                                             --------            --------            --------            --------      --------
 Gross profit (loss)                         ($30,562)           ($32,997)           ($29,458)           ($32,106)     ($30,134)
                                             --------            --------            --------            --------      --------

Gas Gross Profit                                    -            $  5,756            $ 50,992                   -             -

Total Gross Profit                           $171,717            $183,696            $221,682            $180,773      $168,393
                                             ========            ========            ========            ========      ========

                                                                 Projected Years Ended December 31, (a)
                                             ----------------------------------------------------------------------------------
                                               1998                1999                2000                2001          2002
                                             --------            --------            --------            --------      --------
RETAIL (b)
 Volume                                       362,070             376,560             390,457             403,784       416,564
 Margin                                      $ 0.5220            $ 0.5220            $ 0.5220            $ 0.5220      $ 0.5220
                                             --------            --------            --------            --------      --------
 Gross profit                                $189,001            $196,564            $203,819            $210,775      $217,446

COMMERCIAL
 Volume                                        71,547              75,948              80,168              84,215        88,096
 Margin                                      $ 0.2502            $ 0.2502            $ 0.2502            $ 0.2502      $ 0.2502
                                             --------            --------            --------            --------      --------
 Gross profit                                $ 17,901            $ 19,002            $ 20,058            $ 21,071      $ 22,042

PROPANE
 Volume                                             -                   -                   -                   -             -
 Margin                                      $  0.000            $  0.000            $  0.000            $  0.000      $  0.000
                                             --------            --------            --------            --------      --------
Gross profit                                        -                   -                   -                   -             -

OTHER PETROLEUM PRODUCTS
 Volume                                        29,038              27,847              26,706              25,611        24,561
 Margin                                      $ 0.1379            $ 0.1379            $ 0.1379            $ 0.1379      $ 0.1379
                                             --------            --------            --------            --------      --------
 Gross profit                                $  4,004            $  3,840            $  3,683            $  3,532      $  3,387

TOTAL PETROLEUM PRODUCTS
 Volume                                       462,655             480,355             497,331             513,610       529,221
 Margin                                      $ 0.4559            $ 0.4568            $ 0.4576            $ 0.4583      $ 0.4589
                                             --------            --------            --------            --------      --------
 Gross profit                                $210,906            $219,407            $227,559            $235,378      $242,875
                                             --------            --------            --------            --------      --------

DISCOUNTS                                    $    841                   -                   -                   -             -
                                             --------            --------            --------            --------      --------

Net service loss                              (33,135)           ($34,526)           ($35,803)           ($36,972)     ($38,038)
Net installation income                         5,627               6,610               7,612               8,632         9,668
                                             --------            --------            --------            --------      --------
 Gross profit (loss)                         ($27,508)           ($27,916)           ($28,191)           ($28,340)     ($28,370)
                                             --------            --------            --------            --------      --------

Gas Gross Profit                                    -                   -                   -                   -             -

Total Gross Profit                          $ 184,239            $191,491            $199,368            $207,037      $214,505
                                            =========            ========            ========            ========      ========


______________________________________________________________________________
(a) Assumes 4.1% steady attrition, 0% margin improvement, and $30 million in acquistions at 4.?5 multiple.
(b) Includes protected ????? volumes

OVERVIEW OF OIL
ATTRITION ANALYSIS

------------------------------------------------------------------------------------------------------------------------------------

              Average Accounts             Absolute Account Losses         Loss Rate                Gains         Net Attrition Rate
         ----------------------------    ---------------------------  -------------------     ------------------  ------------------
                   Base Business,                   Base Business,                                                          Base
 Year    Total    excl. Acquisitions     Total   excl. Acquisitions    Total       Base       Accounts     %       Total   Business
------   -----    ------------------     -----   ------------------   ------     --------    --------    -----    ------  ----------
 1993   391,454       352,576           70,127        56,459          17.9%       16.0%        47,090    12.0%     -5.9%    -4.0%
 1994   386,235       354,786           57,442        46,386          14.9%       13.1%        35,380     9.2%     -5.7%    -3.9%
 1995   381,842       344,342           59,550        46,366          15.6%       13.5%        34,516     9.0%     -6.6%    -4.5%
 1996   386,398       354,471           60,084        48,860          15.5%       13.8%        39,192    10.1%     -5.4%    -3.7%
 1997   366,421       342,738           60,907        52,581          16.6%       15.3%        39,561    10.8%     -5.8%    -4.5%

------------------------------------------------------------------------------------------------------------------------------------
Mean    382,470       349,783           61,622        50,130          16.1%       14.3%        39,148    10.2%     -5.9%    -4.1%
------------------------------------------------------------------------------------------------------------------------------------

OVERVIEW OF GAS
SUMMARY FINANCIAL ANALYSIS
($ in thousands, except per unit data)

-------------------------------------------------------------------------------------------------------------
State of Incorporation:    Delaware               Market Price (4/22/98):                       $21,938
Headquarters:              Stanford, CT           52- Week High-Low                       $24,750 - 19,000
Auditors:                  KPMG Peat Marwick LLP  Common, Sub, And GP Units Outstanding:          6,355
Primary Exchange:          NASDAQ                 Most Recent Fiscal Year End:                  9/30/97
Primary Area of Focus:     Midwest, Northeast US

                                              Selected Data
-----------------------------------------------------------------------------------------------------------
                 Total                        Net     Earnings    Distributable   Distributable
    Year       Revenues      EDITDA (a)     Income    Per Unit      Cash Flow        CF/Unit       CapEx.
----------     --------     ----------      ------    --------    ------------    -------------  ----------
    1996       $119,634       $19,870       $2,593     $0.49        $10,361           $1.97       $5,332
    1997        135,159        19,703        1,972      0.37          9,612            1.82        5,279
Proj. 1998 (b)  121,024        18,279       (1,321)    (0.21)         7,737            1.22        4,551
Proj. 1999 (b)  156,296        26,730        3,691      0.54         14,317            2.09        5,071

----------------------------------------------------
    Book Capitalization
    -------------------
                                         (12/31/97)
                                         ----------
    Total Debt                           $  96,600
    Total Partners' Capital                 71,883
                                         ---------
      Total                              $ 167,883
                                         =========

    Estimated Firm Value
    --------------------
    Total Debt                           $  96,000
    Implied Market Val.  of Equity (c)     139,411
                                         ---------
      Total                              $ 235,411
                                         ---------

    Less: Cash and Equivalents               3,452
                                         ---------
    Net Firm Value                       $ 231,959
                                         =========

  Multiple Analysis
  -----------------

  Net Firm Value/97A EDITDA:                  11.8x
  Net Firm Value/98E EDITDA:                  12.7
  Net Firm Value/99E EDITDA:                   8.7

  1997A Common Unit coverage                   1.5x
  1998E Common Unit coverage                   0.9
  1999E Common Unit coverage                   1.5

  1997A Total Distribution coverage            0.8x
  1999E Total Distribution coverage            0.6
  1999E Total Distribution coverage            1.0
----------------------------------------------------

________________________________________________________________________________
  (a)  EBITDA is defined as gross profit less operating expenses.
  (b) Source: management's projections; 1998 EBITDA is before acquisitions, adjusted for actual 1Q results. See pages 25 to 26.
  (c) Implied equity value equals common, subordinated, and GP units, multiplied by the market price of common units.

OVERVIEW OF GAS
SELECTED FINANCIAL DATA
($ in thousands)

--------------------------------------------------------------------------------------------------------------------------
                                                                  Historical Years Ended September 30,
                               -------------------------------------------------------------------------------------------
                                           1996      %             1997       %                1997 (a)        %
Sales                                   $119,634   100.0%       $135,159   100.0%              $149,766      100.0%
 % Growth                                   17.0%                   13.0%                          25.2% (c)
Cost of sales                             58,557    48.9%         72,211    53.4%                80,370       53.7%
                                        -----------------       -----------------              --------------------
Gross profit                              61,077    51.1%         62,948    46.6%                69,396       46.3%
Operating expenses                        41,207    34.4%         43,245    32.0% (d)            46,408       31.0%
Net (loss) on sales of assets               (260)   -0.2%           (295)   -0.2%                  (265)      -0.2%
Depreciation and amortization              9,808     8.2%         10,405     7.7%                11,495        7.7%
                                        -----------------       -----------------              --------------------
Operating income                           9,802     8.2%          9,003     6.7%                11,228        7.5%
Interest expense, net                      7,124     6.0%          6,966     5.2%                 7,766        5.2%
                                        -----------------       -----------------              --------------------
Income (loss) before income taxes          2,678     2.2%          2,037     1.5%                 3,462        2.3%
Income taxes                                  85     0.1%             25     0.0%                    25        0.0%
General Partners' interest                     -     0.0%             40     0.0%                    69        0.0%
                                        -----------------       -----------------              --------------------
Net income                              $  2,593     2.2%       $  1,972     1.5%              $  3,368        2.2%
                                        =================       =================              ====================
Net income per limited partner
 unit                                   $   0.49                $   0.37                       $   0.54
                                        =========               =========                      ==========
Weighted average L.P. units
 outstanding                               5,271                   5,271                          6,228

EBITDA (e)                              $ 19,870    16.6%       $ 19,703    14.6%              $ 22,988       15.3%

Capital expenditures                    $  5,332                $  5,279                       $  5,579
Maintenance capital expenditures           2,300                   3,100                          3,400
Distributable cash flow                   10,361                   9,612                         11,797
Distributable cash flow per unit        $   1.97                $   1.82                       $   1.89
Common distribution coverage                1.8x                     1.5x                           1.4x
Total distribution coverage                 0.9x                     0.8x                           0.8X
EBITDA/total assets                        12.7%                    13.4%                          12.8%
Net income / partners' capital              4.2%                     3.8%                           4.7%


--------------------------------------------------------------------------------------------
                                               Projected Years Ending September 30,
                                       -----------------------------------------------------
                                              1998 (b)      %          1999 (b)     %
--------------------------------------------------------------------------------------------
Sales                                         $121,024   100.0%        $156,296   100.0%
 % Growth                                        -19.2%                    29.1%
Cost of sales                                   58,041    48.0%          77,391    49.5%
                                              -----------------        -----------------
Gross profit                                    62,983    52.0%          78,905    50.5%
Operating expenses                              44,704    36.9%          52,175    33.4%
Net (loss) on sales of assets                              0.0%               -     0.0%
Depreciation and amortization                   11,768     9.7%          13,900     8.9%
                                              -----------------        -----------------
Operating income                                 6,511     5.4%          12,830     8.2%
Interest expense, net                            7,807     6.5%           9,114     5.8%
                                              -----------------        -----------------
Income (loss) before income taxes               (1,296)   -1.1%           3,716     2.4%
Income taxes                                        25     0.0%              25     0.0%
General Partners' interest                           -     0.0%               -     0.0%
                                              -----------------        -----------------
Net income                                   ($  1,321)   -1.1%        $  3,691     2.4%
                                              =================        =================
Net income per limited partner
 unit                                        ($   0.21)                $   0.54
                                              =========                =========
Weighted average L.P. units
 outstanding                                     6,355                    6,840

EBITDA (e)                                    $ 18,279    15.1%        $ 26,730    17.1%

Capital expenditures                          $  4,551                 $  5,071
Maintenance capital expenditures              $  2,710                 $  3,274
Distributable cash flow                          7,737                   14,317
Distributable cash flow per unit              $   1.22                 $   2.09
Common distribution coverage                       0.9x                     1.5x
Total distribution coverage                        0.6x                     1.0x
EBITDA/total assets                               10.4%                    15.1%
Net income / partners'capital                     -2.1%                     6.8%

________________________________
(a) Proforma for December 16, 1997 common unit offering and the acquisition of Pearl Gas Co.
(b)  Projected figures per Management.
(c)  Growth over 1996.
(d)  Includes $350 in special project expenses.
(e)  Excludes loss from sale of assets.

OVERVIEW OF GAS
MARKET PRICE ANALYSIS


                               PRICE AND VOLUME
                              12/15/95 - 4/22/98


                             [CHART APPEARS HERE]

OVERVIEW OF GAS
COMMON UNIT TRADING HISTORY - VOLUME DISTRIBUTION
1995-1998 (A)

------------------------------------------------------------------------------------------------------------------------------------
                                            Dec. 15-31 1995           1996                   1997                   1998 (a)
                                          -------------------  --------------------  --------------------    ---------------------
                    Price Per Share       Volume           %    Volume         %      Volume           %      Volume         %
               ---------------------      -------------------  --------------------  --------------------    ---------------------
               Greater than  $24.600
                     24.400   24.600                              32,400    100.00%
                     24.200   24.400                              55,300     99.34%     26,000     100.00%      75,500     100.00%
                     24.000   24.200                              27,200     98.20%     25,800      99.24%         -        96.47%
                     23.800   24.000                             436,500     97.65%     38,400      98.49%         -        96.47%
                     23.600   23.800                             119,200     88.71%      3,000      97.37%     131,200      96.47%
                     23.400   23.600                              79,500     86.27%     56,900      97.28%      85,600      90.32%
                     23.200   23.400                             105,000     84.64%    194,500      95.62%     173,700      86.31%
                     23.000   23.200                             396,900     82.49%    148,000      89.94%      51,400      78.18%
                     22.800   23.000                             229,200     74.36%    102,100      85.62%      36,200      75.77%
                     22.600   22.800                              96,100     69.67%    184,500      82.64%      42,700      74.08%
                     22.400   22.600                             273,800     67.70%    145,500      77.26%     148,600      72.08%
                     22.200   22.400       33,400    100.00%     430,500     62.09%    128,000      73.01%     603,100      65.12%
                     22.000   22.200      762,000     95.80%     510,900     53.28%    217,500      69.27%     205,600      36.89%
               -------------------------------------------------------------------------------------------------------------------
Current Price        21.800   22.000                             400,400     42.82%    411,600      62.92%     299,800      27.26%
               -------------------------------------------------------------------------------------------------------------------
                     21.600   21.800                             422,600     34.62%    302,200      50.91%     155,300      13.22%
                     21.400   21.600                             259,400     25.96%    290,200      42.09%     127,100       5.95%
                     21.200   21.400                             214,300     20.65%    372,800      33.62%
                     21.000   21.200                             388,000     16.26%    499,100      22.74%
                     20.800   21.000                             110,900      8.32%    108,000       8.17%
                     20.600   20.800                             137,500      6.05%     34,300       5.01%
                     20.400   20.600                              41,900      3.23%     16,000       4.01%
                     20.200   20.400                              62,800      2.38%     46,500       3.55%
                     20.000   20.200                              53,200      1.09%     22,000       2.19%
                     19.800   20.000                                                    24,400       1.55%
                     19.600   19.800                                                    28,600       0.83%
                  Less Than  $19.600
                                          -------              ---------             ---------               ---------
Total Units for Period                    795,400              4,883,500             3,425,900               2,135,800
Cumulative % of Total Traded                           7.08%                 43.45%                 30.48%                  19.00%
% Traded of Current Units Out. (b)                    20.76%                127.45%                 89.41%                  55.74%
Wtd. Average Unit Price                    $22.11                 $22.25                $21.89                  $22.47

-----------------------------------------------------------------
                                                1995-1998 (a)
                                            ---------------------
                    Price Per Share          Volume           %
               ---------------------        ---------------------
               Greater than  $24.600
                     24.400   24.600           32,400     100.00%
                     24.200   24.400          156,800      99.71%
                     24.000   24.200           53,000      98.32%
                     23.800   24.000          474,900      97.85%
                     23.600   23.800          253,400      93.62%
                     23.400   23.600          222,000      91.37%
                     23.200   23.400          473,200      89.39%
                     23.000   23.200          596,300      85.18%
                     22.800   23.000          367,500      79.88%
                     22.600   22.800          323,300      76.61%
                     22.400   22.600          567,900      73.73%
                     22.200   22.400        1,195,000      68.68%
                     22.000   22.200        1,696,000      58.05%
               --------------------------------------------------
Current Price        21.800   22.000        1,111,800      42.96%
               --------------------------------------------------
                     21.600   21.800          880,100      33.07%
                     21.400   21.600          676,700      25.24%
                     21.200   21.400          587,100      19.22%
                     21.000   21.200          887,100      14.00%
                     20.800   21.000          218,900       6.10%
                     20.600   20.800          171,800       4.16%
                     20.400   20.600           57,900       2.63%
                     20.200   20.400          109,300       2.11%
                     20.000   20.200           75,200       1.14%
                     19.800   20.000           24,400       0.47%
                     19.600   19.800           28,600       0.25%
                  Less Than  $19.600
                                           ----------
Total Units for Period                     11,240,600
Cumulative % of Total Traded                              100.00%
% Traded of Current Units Out. (b)                        293.36%
Wtd. Average Unit Price                        $22.17

________________________________________
(a)  Through April 22, 1998.
(b)  Based on 3,831,727 common units outstanding.

OVERVIEW OF GAS
UNITHOLDER ANALYSIS (a)

-----------------------------------------------------------------------------------------------------------------------------------
                             COMMON
INSTITUTIONS (b)           UNITS HELD     % OF TOTAL
----------------------     ----------     ----------
Bear, Stearns & Co.          47,700            1.2%
PaineWebber Group            38,750            1.0%
Graver Bokhof                28,400            0.7%
DLJ Corp.                    24,331            0.6%
Orion Capital Corp.          16,000            0.4%
Advest Group, Inc.           10,900            0.3%

CIBC Oppenheimer              1,000            0.0%
Legg Mason Wood Walker          500            0.0%
U.S. Trust Co. NY               500            0.0%
Cullen/Frost Bankers            300            0.0%
                            -------         ------
All Institutions            168,381            4.4%

----------------------------------------------------------------------------------------------
                                                                                 COMMON                  SUBORDINATED
DIRECTORS AND OFFICERS                   TITLE                                 UNITS HELD   % OF TOTAL    UNITS HELD     % OF TOTAL
----------------------                   ----                                  ----------   ----------   ------------    ----------
                                                                                  10,400        0.3%               -          0.0%
Wolfgang Traber                          Gas Director and Oil Director               525        0.0%               -          0.0%
Richard F. Ambury                        V.P. of Finance                       ---------       ----       ----------     --------
Total Directors & Officers Holdings                                               10,925        0.3%               -          0.0%

                                                                                 Common                  Subordinated
General Partner                                                                Units Held   % of Total    Units Held     % of Total
--------------------                                                           -----------  ----------    -----------    ----------
OIL                                                                               60,727        1.6%       2,396,078       100.0%






-------------------------------------------------------------------------------------------------
SUMMARY
-------
                                             Common          % of     Subordinated        % of
INSIDER HOLDINGS                              Units          Total       Units           total
                                             ------          -----    ------------       -----
 Directors and Officers as a Group            10,925           0.3%              -         0.0%
 General Partner                              60,727           1.6%      2,396,078       100.0%
                                              ------         ------    -----------       -----
                                              71,652           1.9%      2,396,078       100.0%

PUBLIC HOLDINGS
 Institutional                               168,381           4.4%
 Retail                                    3,591,694 (c)      93.7%
                                       -------------         ------
                                           3,760,075          98.1%

TOTAL UNITS OUTSTANDING                    3,831,727         100.0%      2,396,078       100.0%
---------------------------------------------------------------------------------------------------

------------------
(a) Based on units outstanding and most recently available data as of 4/23/98.
(b) Source: Vickers Stock Research Corporation and Bloomberg.
(c) AGE has 226,060 Common Units in its system.

                       OVERVIEW OF GAS
                       RESEARCH COVERAGE

Gas has ongoing          Research Coverage                 Date Published                      Estimates Updated
research coverage by     -----------------                 --------------                      -----------------
two firms.
                         Published Research Reports
                            A.G. Edwards - Buy                  1/5/98                               4/8/98
                            PaineWebber - Attractive           12/30/97                              2/5/98
                            Lehman                              2/7/96                              11/4/96

                         Earnings Estimates             Number of Estimates       Mean 1998        Mean 1999
                         ------------------             -------------------       ---------        ---------

                         IBES                                     2                 $0.82            $0.85
                         Nelson                                   2                 $0.52            $0.88
                         Zacks                                    2                 $0.48            $0.88

OVERVIEW OF GAS
DISCOUNTED CASH FLOW ANALYSIS
WEIGHTED AVERAGE COST OF CAPITAL DERIVATION
($ IN MILLIONS)

------------------------------------------------------------------------------------------------------------------------------------

                                                   Total                                Implied     Total        Total
                                                   Market       Unit         Total       Market     Debt/      Debt as %     Un-
                                      Levered    Val. Debt    Price at       Units      Value of    Total       of Total   Levered
Comparable Company                    Beta (a)   (Bk = Mkt)   (4/22/98)    Out. (Mil)    Equity     Equity       Capital     Beta
------------------------------------------------------------------------------------------------------------------------------------
AmeriGas Partners, L.P.                 0.48       $777.8     $  25.938        41.9     $1,108.6      70.2%     41.2%        0.282
Cornerstone Propane Partners, L.P.      0.40        235.8        22.688        19.7        455.7      51.7%     34.1%        0.264
Ferrellgas Partners, L.P.               0.38        537.2        20.875        31.3        666.6      80.6%     44.6%        0.210
Heritage Propane Partners, L.P.         0.43        176.9        23.125         8.4        197.8      89.4%     47.2%        0.227
National Propane Partners, L.P.         0.34        147.4        20.313        11.2        232.9      63.3%     38.8%        0.208
Star Gas Partners, L.P.                 0.33         96.0        21.938         6.2        139.4      68.9%     40.8%        0.195
Suburban Propane Partners, L.P.         0.36        428.2        18.813        28.7        551.4      77.6%     43.7%        0.203


                                                                           --------------------------------------------------------
                                                                            Gas' capitalization - at market (b)
Comparable group's average unlevered beta:                         0.23       Total debt                          $ 96.0    40.8%
Gas' debt - to - equity ratio (b):                                 68.9%      Common equity                        139.4    59.2%
                                                                                                                  ------   -----
Gas' debt as a percent of total capital (b):                       40.8%                                          $235.4   100.0%
                                                                           --------------------------------------------------------
Comparable group's beta relevered for Gas' capital structure:     0.329
                                                                  =====


DERIVATION OF WEIGHTED AVERAGE COST OF CAPITAL:
-----------------------------------------------
                                                                                                 MARKET RISK PREMIUM RANGE (d)
                                                                                               ---------------------------------
                                                                                                  11.3%       12.3%        13.3%
                                                                                               ---------------------------------
Gas' theoretical levered beta:                                                0.329
Assumed % of equity in Gas' Capital structure (b):                             59.2%
Risk - free rate of return (c):                                                 5.7%
Gas' cost of equity range (at various market risk premiums):                                       9.4%        9.7%        10.1%
                                                                                                   ====        ====        =====
Gas' assumed tax rate:                                                         35.0%
Assumed % of debt in capital structure (b):                                    40.8%
Gas' estimated cost of debt (e):                                                7.9%
Gas' estimated after - tax cost of debt:                                        5.2%               5.2%        5.2%         5.2%

                                                                                               ---------------------------------
Gas' weighted average cost of capital range (f):                                                   7.7%        7.9%         8.1%
                                                                                               ---------------------------------

---------------------------
(a) Source: Bloomberg. 143 week (maximum weekly time period allowed, or the number of weeks available, which may be less than 143) adjusted beta relative to the S&P 500 index.
(b) Market value of debt is assumed to be equal to the book value; debt is not net of cash.
(c) Ten - year Treasury rate on April 22, 1998.
(d) Ibbotson Associates 1997. Total returns for small company stocks of 17.7% minus the risk-free rate.
(e) Based on Gas' current debt structure.
(f) Calculation based upon use of the Capital Asset Pricing Model (CAPM).

     OVERVIEW OF GAS
     EBITDA RECONCILIATION: 1997 (a)
     ($ IN THOUSANDS)

       -------------------------------------------------------------------------
                                                                        GAS
                                                                        ---
        1997 Actual EBITDA                                           $19,703 (b)

        NORMALIZING ADJUSTMENTS:

        Weather
          Residential - 1,125 gallons @ 0.7106 margin                    799
          Commercial - 277 gallons @ 0.4459 margin                       124

        Margin
          Residential - 50,832 gallons @ (0.7106 - 0.6995)              (564)
          Commercial - 19,864 gallons @ (0.4454 - 0.4348)               (220)
          Wholesale - 38,404 gallons @ (0.0975 - 0.0675)              (1,152)

        Compensation                                                     (56)

        Elimination of strategic expense                                 902 (c)

        Pearl Gas EBITDA                                               3,012

        Pearl Gas acquisition adjustments                                273 (d)
                                                                     -------

        1997 Adjusted EBITDA                                         $22,821
                                                                     =======

        -----------------
        (a)  Management's assumptions.
        (b)  Not pro forma for Pearl Gas acquisition.
        (c) Certain expenses including the exploration of strategic alternatives by Morgan Stanley.
        (d) Certain cost savings, primarily salary and benefit expenses of certain selling shareholders.

OVERVIEW OF GAS
EBITDA RECONCILIATION: 1997-1999 (a)
($ IN THOUSANDS)
(continued)

   -----------------------------------------------------------------------------
                                                                         GAS
                                                                         ---
   1998 EBITDA Budget                                                  $22,781

   Actual Differential between first six months                         (4,502)
    of Fiscal 1998 vs. Budget                                          -------

   Adjusted 1998 EBITDA Budget                                         $18,279
                                                                       =======

   1998 EBITDA Budget                                                  $22,781

   Internal Growth of 1.7%                                                 379

   Acquisition Growth
    $20 million of acquisitions at 7x multiple
      completed on 9/30/98                                               2,857
    $10 million of acquisitions at 7x multiple
      completed on 4/1/99                                                  713
                                                                       -------

   1999 EBITDA Projection                                              $26,730
                                                                       =======

   -----------------------------------------------------------------------------
   (a) Management's assumptions.

OVERVIEW OF GAS
ACQUISITION HISTORY
($ IN THOUSANDS)

   -----------------------------------------------------------------------------
     DATE                                                                           EBITDA         ACQUIRED      COST PER
   ACQUIRED            COMPANY                 PURCHASE PRICE        EBITDA        MULTIPLE       GALLONAGE       GALLON
   --------            -------                 --------------        ------        --------       ---------       ------
   6/15/94             Loveland                  $   700.0          $ 127.0           5.5x           433.0         $1.616

   11/24/94            Baystate                    1,450.0            209.0           6.9x           768.7         $1.886

   9/12/95             Debolt                        950.0            151.0           6.3x           852.3         $1.115


   3/22/96             Bob While L.P. Gas/         1,500.0            263.0           5.7x           897.7         $1.671
                        Mitchell Bottle Gas

   7/22/96             Fuzzy Moore                   850.0            147.0           5.8x           454.3         $1.871


   10/22/97            Pearl Gas Co.              24,126.0          3,288.0           7.3x        14,000.0         $1.723

   2/20/98             Tri-County Gas                550.0            108.0           5.1x           319.7         $1.720
                                                 ---------          -------                       --------

   4 YEAR TOTALS                                 $  30,126          $ 4,293           7.Ox          17,726         $1.700
                                                 =========          =======        =======        ========         ======

   Pending             Como                       15,500.0          2,450.0           6.3x

   Pending             Tioga                       4,100.0            625.0           6.6x

OVERVIEW OF GAS
MARGIN ANALYSIS
(VOLUME IN GALLONS; GALLONS AND $ IN THOUSANDS, EXCEPT MARGINS)

--------------------------------------------------------------------------------------------------------------------
                                                             FISCAL YEARS ENDED SEPTEMBER 30,
                               -------------------------------------------------------------------------------------
                                  1993           1994          1995          1996            1997            1997
                               ----------      --------      --------      --------      -----------       --------
                                                                                         Stand alone       Pro Forma
                                                                                                            Weather
Residential
 Volume                            44,590        48,430        45,235        54,336          49,707          50,832
 Margin                          $ 0.6902      $ 0.6861      $ 0.6677      $ 0.6592       $  0.7106        $ 0.7106
                               ----------      --------      --------      --------       ---------        --------
 Gross profit                    $ 30,777      $ 33,228      $ 30,203      $ 35,818       $  35,322        $ 36,121

Commercial
 Volume                            17,617        19,875        18,831        21,194          19,587          19,864
 Margin                          $ 0.4614      $ 0.4611      $ 0.4271      $ 0.4202       $  0.4459        $ 0.4459
                               ----------      --------      --------      --------       ---------        --------
 Gross profit                    $  8,129      $  9,164      $  8,043      $  8,906       $   8,734        $  8,858

Agriculture
 Volume                            23,291        16,053        15,080        12,567          17,338          17,338
 Margin                          $ 0.2349      $ 0.2630      $ 0,2357      $ 0.2556       $  0.2694        $ 0.2694
                               ----------      --------      --------      --------       ---------        --------
 Gross profit                    $  5,471      $  4,222      $  3,554      $  3,212       $   4,671        $  4,671

Motor fuel & Other
 Volume                             7,581         8,060         8,056         8,197           8,024           8,024
 Margin                          $ 0.4922      $ 0.5359      $ 0.5271      $ 0.5215       $  0.5765        $ 0.5765
                               ----------      --------      --------      --------       ---------        --------
 Gross profit                    $  3,731      $  4.319      $  4,246      $  4,275       $   4,626        $  4,626

Wholesale
 Volume                            51,493        45,318        38,941        39,025          38,404          38,404
 Margin                          $ 0.0619      $ 0.0680      $ 0.0568      $ 0.0704       $  0.0975        $ 0.0975
                               ----------      --------      --------      --------       ---------        --------
 Gross profit                    $  3,189      $  3,082      $  2,212      $  2,747       $   3,743        $  3,743

Total Propane
 Volume                           144,572       137,736       126,143       135,319         133,060         134,462
 Margin                          $ 0.3548      $ 0.3922      $ 0.3826      $ 0.4061       $  0.4291        $ 0.4315
                               ----------      --------      --------      --------       ---------        --------
 Total propane gross profit      $ 51,297      $ 54,015      $ 48,258      $ 54,958       $  57,096        $ 58,019
                               ----------      --------      --------      --------       ---------        --------
Appliances/other
 Revenue                         $  9,237      $  9,454      $  7,536      $  8,269       $   8,043        $  8,043
 Cost                               3,232         3,187         1,935         2,150           2,191           2,191
                               ----------      --------      --------      --------       ---------        --------
 Gross profit                    $  6,005      $  6,267      $  5,601      $  6,119       $   5,852        $  5,852

TOTAL GROSS PROFIT               $ 57,302      $ 60,282      $ 53,859      $ 61,077       $  62,948        $ 63,871
                               ==========      ========      ========      ========       =========        ========

------------------------------------------------------------------------------------------
                                            FISCAL YEARS ENDED SEPTEMBER 30,
                               -----------------------------------------------------------
                                        1997                  1998               1998
                               --------------------        ----------       --------------
                                Pro Forma Pearl and          Budget            Adjusted
                                       Weather                                for actual
Residential
 Volume                                62,630                 63,614            56,037
 Margin                              $ 0.6554               $ 0.6436          $ 0.6585
                                   ----------               --------          --------
 Gross profit                        $ 41,049               $ 40,945          $ 36,898

Commercial
 Volume                                20,936                 20,521            19,126
 Margin                              $ 0.4399               $ 0.4278          $ 0.4431
                                   ----------               --------          --------
 Gross profit                        $  9,209               $  8,779          $  8,474

Agriculture
 Volume                                18,275                 16,615            18,224
 Margin                              $ 0.2678               $ 0.2633          $ 0.2537
                                   ----------               --------          --------
 Gross profit                        $  4,895               $  4,375          $  4,624

Motor fuel & other
 Volume                                 8,391                  8,381             8,298
 Margin                              $ 0.5926               $ 0.5845          $ 0.5924
                                   ----------               --------          --------
 Gross profit                        $  4,973               $  4,899          $  4,916

Wholesale
 Volume                                38,532                 40,597            32,474
 Margin                              $ 0.0972               $ 0.0674          $ 0.0604
                                   ----------               --------          --------
 Gross profit                        $  3,744               $  2,738          $  1,961

Total propane
 Volume                               148,764                149,728           134,159
 Margin                              $ 0.4293               $ 0.4123          $ 0.4239
                                   ----------               --------          --------
 Total propane gross profit          $ 63,870               $ 61,735          $ 56,874

Appliances/other

Revenue                              $  8,760               $  8,694          $  8,509
 Cost                                   2,303                  2,298             2,399
                                   ----------               --------          --------
 Gross profit                        $  6,457               $  6,396          $  6,110

TOTAL GROSS PROFIT                   $ 70,327               $ 68,130          $ 62,983
                                   ==========               ========          ========

PRO FORMA OWNERSHIP ANALYSIS
GAS
CURRENT OWNERSHIP AND ORGANIZATION


                             [CHART APPEARS HERE]

                                 PRO FORMA OWNERSHIP ANALYSIS
                                 EFFECTIVE OWNERSHIP OF GAS - CURRENT


CURRENTLY, THE DIRECTORS
AND OFFICERS OF OIL
EFFECTIVELY CONTROL 100%
OF OIL (IN TERMS OF                      [CHART APPEARS HERE]
VOTING RIGHTS), 100% OF
GAS' GP INTEREST, AND
CONTROL 39% OF GAS'
LIMITED PARTNERSHIP UNITS.

                         SUMMARY OF TRANSACTION
                         PRO FORMA GAS UNITS OUTSTANDING
                         (IN THOUSANDS)

TO SIMPLIFY THE              [_]   There are currently 6,355 Gas units
COMPLEXITY OF THE STEPS            outstanding comprised of 3,832 common units,
IN THE TRANSACTION,                2,396 subordinated units and 127 general
A.G. EDWARDS PREPARED              partner ("GP") units. The subordinated units
A SUMMARY OF ITS                   and GP units are assets of Oil.
UNDERSTANDING.
                             [_]   There are currently 26,563 shares of Oil
                                   common stock outstanding, comprised of public shareholders and "insiders." The public holds
                                   17,160 Class A shares. The "insiders" hold
                                   9,404 shares which include 6,795 Class A shares, 11 Class B shares and 2,598 Class C shares.

                             [_]   Each shareholder of Oil will receive a
                                   certain number of units in Gas such that the implied consideration paid for each Oil share is $3.15.

                             [_] The publicly held 17,160 Class A shares will receive .1596 shares of newly created Senior Subordinated units (2,738 units in total) with an implied value of $19.74/unit. This represents an implied purchase price of $3.15/share for an implied total purchase price of $54.1 million.

                             [_] The "insiders" of Oil, who hold a total of 9,404 shares (comprised of A, B and C shares) will also receive $3.15/share for a total of $29.6 million. The consideration received by these shareholders will be funded by:

                                   -    (1)  the distribution of existing units
                                             of Gas which are currently owned by
                                             Oil

                                             [_]  all of the 127 GP units owned
                                                  by Oil will be given as
                                                  consideration at an implied
                                                  value of $21.28/unit, for a
                                                  total of $2.7 million.

                                             [_]  754 of the 2,396 Subordinated
                                                  units owned by Oil will be
                                                  given as consideration at an
                                                  implied value of $16.33/unit,
                                                  for a total of $12.3 million.

                                   -    (2)  the distribution of newly-created
                                             units of Gas

                                             [_]  to fund the remaining $14.6
                                                  million of the $29.6 million
                                                  due to the Oil "insiders", Gas
                                                  will issue 559 newly-created
                                                  Senior Subordinated units and
                                                  168 newly-created GP units.
                                                  The implied values for these
                                                  new units are $19.74 and
                                                  $21.28, respectively.

                         SUMMARY OF TRANSACTION
                         PRO FORMA GAS UNITS OUTSTANDING
                         (IN THOUSANDS)
                         (continued)

                             [_] Of the 2,396 Subordinated units and 127 GP units owned by Oil, only 1,642 Subordinated units will not have been used as consideration paid to the "inside" Oil shareholders. Hence, these 1,642 Subordinated units will be retired by Gas. A.G. Edwards has assumed that the implied value of these units are $16.33/unit for a total retired value of approximately $26.8 million.

SUMMARY OF GAS UNITS OUTSTANDING
PRE-FINANCING ASSUMPTIONS

    ------------------------------------------------------------------------------------------------
                                        Distributed to Oil      Issued to Oil
                                        ------------------   -----------------
     Type of Units             Current   Public    Insiders   Public   Insiders   Retired   Pro Forma
     -------------             -------   ------    --------   ------   --------   -------   ---------
     Common                     3,832         -           -        -          -         -       3,832

     Senior Subordinated            -         -           -    2,738        559         -       3,297

     Subordinated               2,396         -         754        -          -     1,642         754

     General Partner (a)          127         -         127        -        168         -         295
                               ------                                                       ---------
                                6,355                                                           8,178

     ________________________
     (a) The number of GP units issued reflect the assumption of a 6,587 common unit equity offering to refinance certain of the assumed Oil debt. Hence, the number of GP units reflected in the pro forma column do not equal 2% of the pro forma outstanding units shown above but do equal exactly 2% of the pro forma units outstanding on a post financing basis.

EQUITY PURCHASE PRICE CALCULATION
IMPLIED EQUITY VALUE OF OIL'S ASSETS
(units in thousands, $ in millions, except per unit amounts)

--------------------------------------------------------------------------------------------------------------------------------

                                    Purchase Price of Oil's Equity                     Purchase Price of Oil's Equity
                                    ------------------------------      --------------------------------------------------------

                                         Value of Securities                Equity Value of Oil's       Value of Oil's GP and
Event                                  Paid of Oil Shareholders               Heating Oil Assets      Subordinated Units in Star
---------------------------------   ------------------------------     --------------------------    ---------------------------
Issuance of Senior Subordinated
Units to Public Oil Shareholders         2,738   x   $19.74
                                        -------------------
                                               $54.1                              $54.1                              -

Distribution of General Partner
Units to Inside Oil Shareholders           127   x   $21.28
                                        -------------------
                                               $2.7                                   -                           $2.7

Distribution of Subordinated
Units of Inside Oil Shareholders           754   x   $16.33
                                        -------------------
                                               $12.3                                  -                          $12.3

Issuance of General Partner
Units to Inside Oil Shareholders           168   x   $21.28
                                        -------------------
                                               $3.6                                $3.6                              -

Issuance of Senior Subordinated
Units to Inside Oil Shareholders           559   x   $19.74
                                        -------------------
                                               $11.0                              $11.0                              -

Retire Subordinated Units                                                                                    1,642   x   $16.33
                                                                                                            -------------------
                                                                                 ($26.8)                           $26.8

                                                                                  $41.8                            $41.8
                                               -----                                 ---------------------------------
Total                                          $83.7                                                $83.7

Divided by 26,563 shares of Oil's
Common Stock=                                  $3.15 per share

PREMIUM PAID ANALYSIS

--------------------------------------------------------------------------------
                                                            Dollars
       STOCK PRICE PREMIUM ANALYSIS (a)                in thousands  Notes
-----------------------------------------------        ------------  ------
Equity purchase price of Oil                                $83,673    $3.15 share price x 26,563 shares.

Premium to stock price one day prior                           93.8%   $1.625 close on April 22, 1998.
Premium to stock price one month prior                        101.6%
Premium to stock price three months prior                      26.0%
Premium to stock price six months prior                         0.8%

             PURCHASE PRICE
------------------------------------------------

Equity purchase price of heating oil assets                $ 41,847    See appendix F, page 40.

Debt assumption value (b)                                   349,587
                                                           --------
Aggregate purchase price of heating oil assets             $391,434
                                                           ========

                 MULTIPLES                                                                             Notes
---------------------------------------------               -----------------------  -----------------------------------------------
                                                                   Multiples
                                                            -----------------------
1997 Revenue                                     $548,141                0.71 x       As a multiple of aggregate transaction value.
1997 EBITDA (c)                                    36,010               10.87         As a multiple of aggregate transaction value.
1997 EBIT (d)                                       6,264               62.49         As a multiple of aggregate transaction value.
1997 Net loss to common shares (d)               ($19,338)                 NM         As a multiple of equity value.
Equity (e)                                       (117,033)                 NM         As a multiple of equity value.

1997 Adjusted EBITDA (c)                           43,040                9.09 x       As a multiple of aggregate transaction value.
1998 EBITDA budget (c)                             43,440                9.01         As a multiple of aggregate transaction value.
Adj. 1998 EBITDA budget (c)                        38,500               10.17         As a multiple of aggregate transaction value.
1999P EBITDA (c)                                   51,657                7.58         As a multiple of aggregate transaction value.

______________________________________________
(a) Updated through April 22, 1998.
(b) Includes cost of debt at assumed redemption value, preferred stock at assumed redemption value, transaction fees, and certain off-balance sheet liabilities, net of excess cash. See appendix F, page 40.
(c) Calculated as gross profit minus SG&A expense and direct delivery expense. See appendix D, pages 9 through 13.
(d) Excludes restructuring charge, pension curtailment expense, provision for supplemental benefits and corporate identity expenses.
(e) As of 12/31/97.

MERGERS OF EQUALS PREMIUM ANALYSIS(a)
$100 MILLION AND GREATER
1/1/94 - 4/22/98

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                              Exchange    Exchange
                                                                                       Value of                 Ratio      Ratio
 Date          Date                                                                  Transaction   Exchange     1 Day      1 Week
Annc'd      Effective     Target Name                    Acquiror Name                 ($ mil)      Ratio       Prior      Prior
------------------------------------------------------------------------------------------------------------------------------------

12/23/97     03/27/98     United Meridian Corp           Ocean Energy Inc               1,331.7     0.556       0.645      0.565
09/02/97     12/19/97     Doubletree Corp                Promus Hotel Corp              2,207.6     1.081       1.288      1.133
08/25/97     12/17/97     Mosinee Paper Corp             Wausau Paper Mills Co            497.1     1.400       1.211      1.238
07/10/97     12/31/97     Reading & Bates Corp           Falcon Drilling Co             2,587.0     0.590       0.506      0.485
06/30/97     12/23/97     Rykoff-Sexton Inc              JP Foodservice Inc             1,404.3     0.840       0.652      0.668
05/27/97     12/18/97     HFS Inc                        CUC International Inc         11,342.9     2.403       2.268      2.443
05/12/97     09/09/97     Smith's Food & Drug Centers    Fred Meyer(Kohlberg Kravis)    2,018.0     1.050       0.955      0.878
05/06/97     07/22/97     BW/IP Inc                      Durco International Inc          530.7     0.697       0.737      0.657
10/01/96     04/01/97     Health Systems International   Foundation Health Corp         1,277.4     0.769       0.838      0.770
08/02/96     11/07/96     Colonial Data Technologies     US Order Inc                     186.5     1.000       0.792      0.800
07/18/96     02/12/97     ROC Communities Inc            Chateau Properties Inc           288.6     1.042       0.984      1.040
04/22/96     08/15/97     NYNEX Corp                     Bell Atlantic Corp            21,345.5     0.768       0.815      0.835
06/13/95     10/27/95     First Financial Management     First Data Corp                5,757.5     1.586       1.349      1.300
03/02/95     06/28/95     Abbey Healthcare Group Inc.    Homedco Group Inc.               658.7     0.700       0.641      0.664
08/30/94     03/15/95     Lockheed Corp                  Martin Marietta Corp           5,204.1     1.630       1.368      1.321

--------------------------------------------------------------------------------------------------------------------------------
                                                                                    Exchange     Acq/      Acq/       Premium
                                                                                     Ratio      Target    Target     Exchange
 Date         Date                                                                  4 Weeks     Equity     Total      1 Day
Annc'd     Effective   Target Name                     Acquiror Name                 Prior      Mkt Cap   Mkt Cap     Prior
--------------------------------------------------------------------------------------------------------------------------------
12/23/97    03/27/98   United Meridian Corp            Ocean Energy Inc              0.557       0.97      1.13       -13.9%
09/02/97    12/19/97   Doubletree Corp                 Promus Hotel Corp             1.153       1.13      0.96       -16.1%
08/25/97    12/17/97   Mosinee Paper Corp              Wausau Paper Mills Co         1.419       1.94      1.88        15.6%
07/10/97    12/31/97   Reading & Bates Corp            Falcon Drilling Co            0.535       2.26      2.12        16.5%
06/30/97    12/23/97   Rykoff-Sexton Inc               JP Foodservice Inc            0.671       1.19      0.82        28.9%
05/27/97    12/18/97   HFS Inc                         CUC International Inc         2.765       1.06      0.89         5.9%
05/12/97    09/09/97   Smith's Food & Drug Centers     Fred Meyer(Kohlberg Kravis)   0.891       1.92      0.89         9.9%
05/06/97    07/22/97   BWAP Inc                        Durco International Inc       0.714       1.47      1.32         5.4%
10/01/96    04/01/97   Health Systems International    Foundation Health Corp        0.824       1.58      1.28         8.2%
08/02/96    11/07/96   Colonial Data Technologies      US Order Inc                  0.990       1.28      1.46        26.3%
07/18/96    02/12/97   ROC Communities Inc             Chateau Properties Inc        1.039       0.47      0.76         5.9%
04/22/96    08/15/97   NYNEX Corp                      Bell Atlantic Corp            0.790       1.20      1.04         5.8%
06/13/95    10/27/95   First Financial Management      First Data Corp               1.263       1.39      1.39        17.5%
03/02/95    06/28/95   Abbey Healthcare Group Inc.     Homedco Group Inc.            0.658       1.59      1.24         9.3%
08/30/94    03/15/95   Lockheed Corp                   Martin Marietta Corp          1.360       1.16      1.17        19.2%

-----------------------------------------------------------------------------------------------------------------
                                                                                             Premium    Premium
                                                                                             Exchange   Exchange
 Date         Date                                                                            1 Week    4 Weeks
Annc'd     Effective     Target Name                      Acquiror Name                       Prior      Prior
-----------------------------------------------------------------------------------------------------------------
12/23/97    03/27/98     United Meridian Corp             Ocean Energy Inc                    -1.7%      -0.2%
09/02/97    12/19/97     Doubletree Corp                  Promus Hotel Corp                   -4.6%      -6.2%
08/25/97    12/17/97     Mosinee Paper Corp               Wausau Paper Mills Co               13.1%      -1.3%
07/10/97    12/31/97     Reading & Bates Corp             Falcon Drilling Co                  21.6%      10.3%
06/30/97    12/23/97     Rykoff-Sexton Inc                JP Foodservice Inc                  25.7%      25.1%
05/27/97    12/18/97     HFS Inc                          CUC International Inc               -1.6%     -13.1%
05/12/97    09/09/97     Smith's Food & Drug Centers      Fred Meyer(Kohlberg Kravis)         19.6%      17.9%
05/06/97    07/22/97     BWAP Inc                         Durco International Inc             -6.2%       2.4%
10/01/96    04/01/97     Health Systems International     Foundation Health Corp               0.1%       6.6%
08/02/96    11/07/96     Colonial Data Technologies       US Order Inc                        25.0%       1.0%
07/18/96    02/12/97     ROC Communities Inc              Chateau Properties Inc               0.2%       0.2%
04/22/96    08/15/97     NYNEX Corp                       Bell Atlantic Corp                   8.0%       2.8%
06/13/95    10/27/95     First Financial Management       First Data Corp                     22.0%      25.6%
03/02/95    06/28/95     Abbey Healthcare Group Inc.      Homedco Group Inc.                   5.5%       6.4%
08/30/94    03/15/95     Lockheed Corp                    Martin Marietta Corp                23.4%      19.9%

               Premium    Premium       Premium
              Exchange    Exchange      Exchange
               1 Day       1 Week       4 Weeks
               Prior       Prior         Prior
----------------------------------------------
MEAN             9.6%       10.0%        6.5%
MEDIAN           9.3%        8.0%        2.8%
ADJ. MEAN (B)   10.1%       10.0%        6.5%
----------------------------------------------

--------------------------------------------------------------------------------
(a) "Merger of Equals" is defined as a merger of two companies of similar market cap size. It does not imply any similarity of business between the target and acquiror, nor does it imply any change of control of either company post-merger. Excludes financial institutions.
(b)  Adjusted Mean excludes highest and lowest data points
Source: Securities Data Company, Inc. and Bloomberg

              Merger of Equals Premium Analysis (a)


                        [Chart appears here]



              ------------------
              (a) "Merger of Equals" is defined as a merger of two companies of similar market cap size. It does not imply any similarity of business between the target and acquiror, nor does it imply any change of control of either company post-merger. Excludes financial institutions.

                    Exchange Ratio Analysis


Relative to current
prices, the exchange               Gas Unit Price/Oil Stock Price
ratio at $3.15 is low,                    12/15/95 - 4/22/98
however, it is in line
with the average prices
of the companies' equity
over the past two years.                [Chart appears here]





                           Factset: Daily
                           (a) Represents the current price of Gas divided by
                               the current price of Oil.
                           (b) Represents the current price of Gas divided by
                               the proposed $3.15 price per share of Oil.
                           (c) Represents Gas' average price for the period
                               divided by Oil's average price for the period.

                 Exchange Ratio Analysis
                 Comparative Stock Price Performance

While Gas' unit price
has remained relatively                    Indexed Stock Price Performance
flat, Oil's stock price                            12/15/95 - 4/22/98
has declined
significantly in the past
year.                                             [Chart appears here]


                             Premium of Current Price to Price
                             ---------------------------------
                   Current   2 Years  1 Year    180 Days   60 Days   30 Days
                  Price (b)   Prior    Prior      Prior     Prior     Prior
                  ---------------------------------------------------------
    Gas             21.94      5.1%     1.4%      -2.0%     -6.2%     -0.3%
    Oil              1.63    -76.8%   -45.8%     -48.1%    -35.0%      0.9%
    Composite (a)   21.96     -2.2%     6.4%      -5.4%     -4.4%      1.3%

    (a) Composite index includes the following companies: APU, CNO, HPG, FGP, NPL, SPH.
    (b) As of 4/22/98

TRANSACTION MULTIPLE ANALYSIS
FIRM VALUATION

------------------------------------------------------------------------------------------------------------------------------------

Equity Purchase Price of Heating Oil Assets                            $  41,847,360

  +   Cost of Debt at Redemption Value                                   290,992,000

  +   Cost of Preferred stock at Redemption Value                         34,375,000

  +   Transaction Fees                                                    17,743,000
                                                                                                     349,587,000
  +   Off-Balance Sheet Pension and Tax Liability                          8,500,000

  -   Excess Cash

          Oil's cash balance at 9/30/98            13,005,000
          Required cash on hand                      (500,000)
          "Unearned MQD" (a)                       (2,497,025)
          Additional Surplus (b)                   (7,984,975)             2,023,000

                                                                       -------------
Firm Value                                                             $ 391,434,360
                                                                       =============

________________________________________________________________________________
(a) Comprised of total new units multiplied by the quarterly distribution payable immediately following the transaction of $0.575 plus the original units multiplied by the incremental distribution required by the higher distribution of $0.025, all divided by two for the assumption of a mid-quarter closing.
(b)  Assumes an additional Surplus of $0.95 per new unit is set aside.

TRANSACTION MULTIPLE ANALYSIS
TRANSACTION MULTIPLES FOR FIRM VALUATION

================================================================================
                                      EBITDA
                    ------------------------------------------
Purchase Price              Year                   Amount         Multiple Paid
--------------      --------------------      ----------------  ----------------
$391,434,360        1997 Adjusted               $43,040,000           9.1x

$391,434,360        Adjusted 1998 Budget        $38,500,000          10.2x

$391,434,360        1999 Projected              $51,657,000           7.6x

TRANSACTION MULTIPLE ANALYSIS
DISTRIBUTION OF VALUE

--------------------------------------------------------------------------------
OIL


1997 Adjusted      EBITDA
    EBITDA        Multiple    Purchase Price
--------------   ----------  ----------------
  $43,040,000       9.1x       $391,434,360


ABILITY TO FURTHER CONSOLIDATE HEATING OIL INDUSTRY                      CORE BUSINESS
---------------------------------------------------                      -------------
                    Acquisition                                          EBITDA                   $ 43,040,000
     EBITDA           Multiple          Purchase Price                   EBITDA Decline Rate              7.75% (a)
--------------     -------------      -----------------
  $6,315,789           4.75x            $ 30,000,000                     WACC                             7.85% (b)

Decline Rate                                    7.75% (a)
WACC                                            7.85% (b)
Perpetuity                              $ 40,477,946
Purchase Price                          $ 30,000,000
                                      --------------
Net Present Value of
 the Heating Oil Acq.                   $ 10,477,946

Value in perpetuity of Ability to
                                      --------------                                             -------------
  Consolidate Heating Oil Industry      $133,425,382                     Value Of Core Business   $275,843,712
                                      ==============                                             =============

---------------------------------------------------------------------------
Implied Total Valuation                                      $409,269,094

% of Valuation attributable to core business                         67.4%

% of Valuation attributable to consolidation opportunities           32.6%
---------------------------------------------------------------------------

(a) A.G. Edwards' estimate of the decline rate of EBITDA based on a 4.1% attrition rate.
(b) See page 57.

TRANSACTION MULTIPLE ANALYSIS
TRANSACTION MULTIPLES FOR EXISTING HEATING OIL BUSINESS

================================================================================
      Revised                           EBITDA
                       ----------------------------------------
Purchase Price (a)              Year                Amount         Multiple Paid
------------------     ---------------------   ----------------    -------------
$263,823,260           1997 Adjusted           $43,040,000            6.1x

$263,823,260           Adjusted 1998 Budget    $38,500,000            6.9x

$263,823,260           1999 Projected          $51,657,000            5.1x

--------------------------------------------------------------------------------
(a) Represents A.G. Edwards' estimate of the portion of the $391 million price being paid for Oil's heating oil business that can be attributable to its core business. Calculation: $391 million x 67.4%. See page 42.

RELATIVE CONTRIBUTION ANALYSIS (a)
($ IN THOUSANDS)

Gas' EBITDA
Contribution

  96-97    35.4%                      [CHART APPEARS HERE]
  98-99    33.3%
  96-99    34.3%

For Gas' contribution                 IMPLIED FIRM VALUE
of approximately 34%                     APRIL 22, 1998
of the combined entity's
EBITDA, it will receive               IMPLIED FIRM VALUE (TRANSACTION)
approximately 37% of the                 APRIL 22, 1998
implied firm value.


                                      [CHART APPEARS HERE]

__________________
(a) For purposes of its analysis, A.G. Edwards converted Oil's historical December 31st fiscal year-end to a September 30th fiscal year-end for comparison purposes. Oil's projections are based on a December 31st calendar year end. Other measures of relative contribution analysis are non-meaningful.
(b)  Includes only heating oil EBITDA for Oil.
(c)  Firm value for all of Oil.
(d)  Implied firm value of only Oil's heating oil assets.

ACCRETION/DILUTION ANALYSIS
VARIATIONS IN ATTRITION RATES, MARGIN GROWTH RATES, AND ACQUISITION ASSUMPTIONS

====================================================================================================================================
                                      4.1% Attrition
                           Gas        $0.01 Margin growth                         Attrition                Margin Growth
                                                                            ---------------------      ---------------------
                       Stand-alone    $30.0mm at 4.75x Acquisitions            6.00%      2.00%          $0.000     $0.015
                      -------------   -------------------------------       ---------    --------      ---------   ---------
                                                                                                       --------
DCF per unit
     1998E (a)           $1.270              $1.570                            $1.570     $1.570         $1.570     $1.570
     1998N (b)            1.930               2.190                             2.190      2.190          2.190      2.190
     1999P                2.250               3.200                             3.080      3.330          2.910      3.350

Accretion/Dilution
     1998E (a)                                 23.6%                             23.6%      23.6%          23.6%      23.6%
     1998N (b)                                 13.5%                             13.5%      13.5%          13.5%      13.5%
     1999P                                     42.2%                             36.9%      48.0%          29.3%      48.9%

Common unit coverage
     1998E (a)             0.94x               0.99x                             0.99x      0.99x          0.99x      0.99x
     1998N (b)             1.42                1.38                              1.38       1.38           1.38       1.38
     1999P                 1.66                1.93                              1.86       2.01           1.76       2.02

Total unit coverage
     1998E (a)             0.58x               0.71x                             0.71x      0.71x          0.71x      0.71x
     1998N (b)             0.88                0.99                              0.99       0.99           0.99       0.99
     1999P                 1.02                1.39                              1.34       1.45           1.26       1.45
                                                                                                       --------
                                             4.1% Attrition
                           Acquisitions      $0.015 Margin growth
                           ------------
                          $50mm at 5.75x     $50.0mm at 5.75x Acquisitions
                          --------------     -------------------------------
DCF per unit
     1998E (a)                   $1.570                   $1.570
     1998N (b)                    2.190                    2.190
     1999P                        3.480                    3.640

Accretion/Dilution
     1998E (a)                     23.6%                    23.6%
     1998N (b)                     13.5%                    13.5%
     1999P                         54.7%                    61.8%

Common unit coverage
     1998E (a)                     0.99x                    0.99x
     1998N (b)                     1.38                     1.38
     1999P                         2.10                     2.20

Total unit coverage
     1998E (a)                     0.71x                    0.71x
     1998N (b)                     0.99                     0.99
     1999P                         1.51                     1.58

---------------------------------------------------
(a) 1998 estimate assumes no acquisitions for either company, and is adjusted to reflect actual results through 3/31/98.
(b) 1998 budgeted.

                                                                                                                         Page 45

PUBLIC COMPANY ANALYSIS


[_] A.G. Edwards compared certain financial and market information of Gas on a historical and pro forma basis to that of certain public master limited partnerships which A.G. Edwards deemed relevant for the purposes of this analysis. A.G. Edwards reviewed the trading multiples from a total of 6 public propane master limited partnerships.

[_]  The selected propane master limited partnerships are as follows:
     - AmeriGas Partners, L.P.                - Heritage Propane Partners, L.P.
     - Cornerstone Propane Partners, L.P.     - National Propane Partners, L.P.
     - Ferrellgas Partners, L.P.              - Suburban Propane Partners, L.P.

[_]  No company used in the analysis is identical to Gas.

PUBLIC COMPARABLE COMPANIES (A)

---------------------------------------------------------------------------------------------------------
                                                                           PUBLIC          PUBLIC
                                                          PRO FORMA       COMPANY        COMPANY
                                            GAS              GAS          MEDIANS         RANGES
---------------------------------------------------------------------------------------------------------
Yield                                       10.0%         10.5%            9.6%          8.5% to 10.6%
Firm value/LTM EBITDA                       12.7x (b)     10.8x (b)       12.5x          9.8x to 16.7x
Firm value/1998 normalized EBITDA            8.7x (c)      7.9x (c)       11.5x         10.3x to 13.7x
Equity Market Cap/LTM DCF                   18.0x (d)     14.0x (d)       15.7x          9.4x to 25.5x
Equity Market Cap/1998 normalized DCF        9.7x (e)      7.5x (e)       13.9x         11.6x to 16.9x
LTM common unit coverage                     O.9x (f)      l.Ox (f)        1.4x          0.6x to  1.5x
1998E common unit coverage                   1.7x (g)      1.8x (g)        1.4x          0.9x to  1.9x
LTM total unit coverage                      0.6x (h)      0.7x (h)        0.7x          0.4x to  l.Ox
1998E total unit coverage                    l.Ox (i)      1.3x (i)        0.7x          0.7x to  l.Ox
---------------------------------------------------------------------------------------------------------

(a) Public comparable companies include: APU, CNO,    (f) Adjusted 1998 budget.
    FGP, HPG, CNL and SPH.                            (g) 1999 estimates.
(b) Firm value/adjusted 1998 budget EBITDA.           (h) Adjusted 1998 budget.
(c) Firm value/1999 estimated EBITDA.                 (i) 1999 estimates.
(d) Equity market cap/adjusted 1998 budget EBITDA.
(e) Equity market cap/1999 estimated DCF.

PUBLIC COMPANY ANALYSIS
($ IN MILLIONS, EXCEPT PER UNIT DATA)

------------------------------------------------------------------------------------------------------------------------------------
                                                        Closing       Implied     Implied                             Common

                                                        Price On    Market Value   Firm     Distribution               Units/
Company                                   Ticker       (4/22/98)    Of Equity      Value      Per Unit    Yield     Total Units
------------------------------------------------------------------------------------------------------------------------------------
Gas                                 (a)               $21.938        $  139.4     $  232.0     $  2.20      10.0%        60.3%

AmeriGas Partners, L.P.                    APU         25.938         1,108.6      1,867.2        2.20       8.5%        52.8%
Cornerstone Propane Partners, L.P.  (d)    CNO         22.688           455.7        671.7        2.16       9.5%        66.5%
Ferrellgas Partners, L.P.           (e)    FGP         20.875           666.6      1,192.3        2.00       9.6%        47.0%
Heritage Propane Partners, L.P.            HPG         23.125           197.8        371.8        2.00       8.6%        55.8%
National Propane Partners, L.P.            NPL         20.313           232.9        375.6        2.10      10.3%        59.6%
Suburban Propane Partners, L.P.     (f)    SPH         18.813           551.4        942.0        2.00      10.6%        75.1%

------------------------------------------------------------------------------------------------------------------------------------
Mean                                                                                                         9.5%        59.5%
Median                                                                                                       9.6%        57.7%
====================================================================================================================================

PRO FORMA                                             $ 21.938       $ 323.9 (g)  $  621.2 (h) $  2.30      10.5%        70.6%

------------------------------------------------------------------------------------------------------------------------------------
                                             LTM Distributable Cash Flow/                         FY98E Distributable Cash Flow/
                                            ----------------------------------                  --------------------------------
                                            Distribution To     Distribution         FY98E      Distribution To    Distribution
Company                                     Common Units        To Total Units     DCF/Unit     Common Units       To Total Units
------------------------------------------------------------------------------------------------------------------------------------
Gas                                 (a)      0.9x (b)             0.6x (b)           $2.25 (c)       1.7x (c)           1.0x (c)

AmeriGas Partners, L.P.                      1.5x                 0.8x                2.14           1.9x               1.0x
Cornerstone Propane Partners, L.P.  (d)      0.6x                 0.4x                1.47           1.1x               0.7x
Ferrellgas Partners, L.P.           (e)      1.4x                 0.7x                1.34           1.4x               0.7x
Heritage Propane Partners, L.P.              1.3x                 0.8x                2.01           1.8x               1.0x
National Propane Partners, L.P.              0.9x                 0.5x                1.60           1.3x               0.8x
Suburban Propane Partners, L.P.     (f)      1.4x                 1.0x                1.41           0.9x               0.7x

------------------------------------------------------------------------------------------------------------------------------------
Mean                                         1.2x                 0.7x                               1.4x               0.8x
Median                                       1.4x                 0.7x                               1.4x               0.7x
====================================================================================================================================

PRO FORMA                                    1.0x (b)             0.7x                2.91 (c)       1.8x (c)           1.3x (c)

____________________________________
1998 estimates per A.G. Edwards' research, except for Gas, Oil, and Pro Forma. Implied Firm Value equals common, subordinated and GP units, mulitiplied by the market price of common units plus debt, less cash.
(a) Pro forma for the Pearl Gas acquisition and the common unit offering. Fiscal 1997 maintenance capital expenditure used as LTM figure.
(b) For Gas and Pro forma only, LTM DCF figures are adjusted 1998 budget, DCF estimates.
(c) For Gas and Pro forma only, FY98E DCF figures are 1999 DCF estimates.
(d) Financial information pro forma for common unit offering. Maintenance capital expenditures assumed to be 8% of EBITDA due to lack of disclosure.
(e) Maintenance capital expenditure assumed to be 8% of EBITDA due to lack of disclosure.
(f) Financial figures exclude $5.1 million gain from sale of minority interest.
(g) 14,764 units at $21.9375.
(h) $323.3 in equity plus $308.316 pro forma debt (see page 56), less $10.982 cash.

PUBLIC COMPANY ANALYSIS

-------------------------------------------------------------------------------------------------------------------------
                                    Long Term        LTM       Firm Value/ Firm Value/     Equity        Equity
                                      Debt/         EBITDA/       LTM         1998E     Market Cap/   Market Cap/
                                    Firm Value     Int. Exp.     EBITDA       EBITDA      LTM DCF      1998E DCF
-------------------------------------------------------------------------------------------------------------------------
Gas                                     41.4%       2.3x (a)    12.7x (a)     8.7x (b)     18.0x (c)      9.7x (d)

Amerigas Partners, L.P.                 37.3%       2.2x        12.6x        12.1x         15.5x         14.1x
Cornerstone Propane Partners, L.P.      35.1%       2.1x        16.7x        13.7x         25.5x         16.9x
Ferrellgas Partners, L.P.               41.5%       2.1x        12.5x        12.0x         15.8x         15.9x
Heritage Propane Partners, L.P.         46.0%       2.6x        10.9x        10.6x         15.7x         11.6x
National Propane Partners, L.P.         36.8%       3.2x        16.3x        11.0x         18.0x         13.0x
Suburban Propane Partners, L.P.         45.5%       2.9x         9.8x        10.3x          9.4x         13.6x

-------------------------------------------------------------------------------------------------------------------------
Mean                                    40.4%       2.5x        13.1x        11.6x         16.6x         14.2x
Median                                  39.4%       2.4x        12.5x        11.5x         15.7x         13.9x
-------------------------------------------------------------------------------------------------------------------------

Pro Forma                               49.6%       2.1x (a)    10.8x (a)     7.9x (b)     14.0x (c)      7.5x (d)

-------------------------------------------------------------
EBITDA is defined as net income (loss) before extraordinary items plus interest, income taxes, depreciation and amortization, impairment expense, and other non-recurring and non-operating items.
(a) For Gas and Pro Forma only, LTM EBITDA figures are adjusted 1998 budget estimates.
(b) For Gas and Pro Forma only, 1998E EBITDA figures are 1999 estimates.
(c) For Gas and Pro Forma only, LTM DCF figures are adjusted 1998 budget DCF estimates.
(d) For Gas and Pro Forma only, 1998E DCF figures are 1999 DCF estimates.

                          PUBLIC COMPANY DESCRIPTIONS


AMERIGAS PARTNERS, LP.        AmeriGas Partners operates the largest retail
                              propane distribution business in the U.S., serving approximately 968,000 residential, commercial, industrial, agricultural, and motor-fuel customers in 45 states. AmeriGas Partners also sells propane-related supplies and equipment, including home appliances. The company owns or leases a fleet of about 385 transport trucks, 680 railroad tank cars, and 2,300 bobtail and rack trucks. It also owns or leases propane-storage facilities in Arizona and Rhode Island. AmeriGas Propane, a wholly owned subsidiary of UGI Corp., owns 58% of AmeriGas Partners.


                                             [GRAPH APPEARS HERE]


CORNERSTONE PROPANE           Cornerstone Propane Partners, L.P. distributes
PARTNERS, L.P.                propane for residential, commercial, industrial,
                              agricultural and other retail uses; markets and distributes propane and natural gas liquids;
                              services propane heating systems and appliances;
                              and sells propane-related supplies, appliances and other equipment. It is the fifth largest retail marketer of propane in the U.S. in terms of volume. The partnership's operations are concentrated in the east coast, south-central and west coast regions of the U.S.


                                             [GRAPH APPEARS HERE]

                            PUBLIC COMPANY DESCRIPTIONS
                            (continued)


FERRELLGAS PARTNERS, L.P.     Ferrellgas is the second largest U.S. distributor
                              of propane serving more than 800,000 residential and commercial customers. The company also engages in propane/natural gas trading, wholesale propane marketing, and chemical feedstock marketing. It markets its products primarily in the Midwest, the Great Lakes area, and the Southeast. With a delivery fleet of approximately 4,000 vehicles, Ferrellgas sells almost 700 million gallons of fuel annually to its retail customers, which represents about 8% of all retail propane bought in the U.S. The company has acquired more than 100 companies in 11 years.

                                         [GRAPH APPEARS HERE]



HERITAGE PROPANE              Heritage Propane Partners distributes propane to
PARTNERS, LP.                 more than 220,000 residential, commercial,
                              industrial, and agricultural customers. The propane is used primarily for heating, drying, cooking, as fuel for engines, as a cutting gas for mining operations, and for curing tobacco. The company's retail operations distribute propane to customers in 23 states in the western, southeastern, and northeastern U.S. The company also distributes wholesale propane and sells, installs, and repairs propane-related equipment.
                              Heritage has acquired 40 retail propane operations since 1989, bringing annual propane sales to over 125 million gallons.

                                            [GRAPH APPEARS HERE]

                            PUBLIC COMPANY DESCRIPTIONS
                            (continued)

NATIONAL PROPANE              National Propane L.P. markets propane on a retail
PARTNERS, L.P.                basis to residential, commercial, industrial and
                              agricultural customers and dealers in 25 states;
                              and also sells propane-related supplies and equipment, including home and commercial appliances. It is the sixth largest retail marketer of propane in the U.S. in terms of volume, supplying approximately 250,000 active retail and wholesale customers in 25 states through 166 service centers located in 24 states.
                              Operations are concentrated in the Midwest, Northeast, Southeast and Southwest regions of the U.S.

                                           [GRAPH APPEARS HERE]



SUBURBAN PROPANE              Suburban Propane Partners markets and distributes
PARTNERS, L.P.                propane to residential, commercial, industrial and
                              agricultural customers through a retail
                              distribution network consisting of 352 district locations in 41 states. The company, the third largest retail marketer of propane in the U.S., serves over 730,000 active customers primarily located in the east and west coast regions of the country. Suburban Propane also sells, installs and services equipment related to its propane distribution business, including heating and cooking appliances and, at some locations, propane fuel systems.

                                               [GRAPH APPEARS HERE]

 DISCOUNTED CASH FLOW ANALYSIS
 GAS - STAND ALONE
 ($ IN THOUSANDS)

 -----------------------------------------------------------------------------------------------------------------------------------


INCOME STATEMENT SUMMARY (a):                         1998         1999          2000         2001        2002         Terminal
                                                   ---------   ----------    ----------   ----------  ----------   -----------------
EBITDA                                              18,279        26,730       28,541       30,361      32,188
  % increase                                                        46.2%         6.8%         6.4%        6.0%

Net income                                          (1,321)        3,691        3,554        3,779       4,198

CASH FLOW SUMMARY:
------------------

After-tax EBI                                                     12,805       13,582       14,527      15,474

Depreciation and amortization                                     13,900       14,934       15,809      16,689

Maintenance capital expenditures                                  (3,274)      (3,395)      (3,694)     (3,816)

Working capital increases                                           (500)        (500)        (500)       (500)
                                                               ----------    ----------   ----------  ----------
Net operating cash flow (free cash flow)                          22,931       24,621       26,142      27,847

                                          --------------
Weighted average cost of capital (b)              7.9%
                                          --------------

                                          --------------
Terminal EBITDA multiple (c)                     10.2x
                                          --------------

Discount factor (d)                                              0.9629        0.8927       0.8276      0.7673          0.7388

Terminal value (e)                                                                                                    $328,318

                                          --------------
Present value                                $329,620           $22,079       $21,979      $21,635     $21,367        $242,560
                                          --------------       ----------    ----------   ----------  ----------    ----------------


Current net debt (f)                        ($102,956)
                                          --------------

Net present value of equity                  $226,664
                                          ==============

Common units/Total units (g)                     60.3%
                                          --------------
Equity value to common units (h)             $136,669
                                          --------------
------------------------------------------------------------------------------------------------------------------------------------

 (a) Based on management projections.
 (b) Based on comparable companies' WACC. See Weighted Average Cost of Capital analysis.
 (c) Gas' current firm value of $232.0 million/$22.781 million normalized 1998 EBITDA = 10.2x, which represents a multiple of current year normalized EBITDA.
 (d) Discount factor calculated using half-year convention.
 (e) Terminal value calculated using EBITDA multiple.
 (f) Represents  total projected debt less cash as of 9/30/98.
 (g) Total units include common, subordinated and GP units.
 (h) Current market value of common units is 3,832 units * $21.938 unit price = $84,065

DISCOUNTED CASH FLOW ANALYSIS
GAS - PRO FORMA PAINEWEBBER MODEL (a)
($ IN THOUSANDS)

====================================================================================================================
INCOME STATEMENT SUMMARY (b):                            1998       1999      2000       2001      2002    Terminal
-----------------------------                         ---------   --------  -------    --------  -------- ----------
EBITDA                                                  57,629     78,887    83,412     87,919    92,408
  % increase                                                         36.9%      5.7%       5.4%      5.1%
Net income                                             (11,497)     4,970     2,830      3,156     5,021

CASH FLOW SUMMARY:
------------------
After-tax EBI                                                      33,584    33,532     34,781    35,995
Depreciation and amortization                                      44,778    49,354     52,613    55,888
Maintenance capital expenditures                                   (6,774)   (6,895)    (7,194)   (7,316)
Working capital increases (c)                                       8,982    (1,000)    (1,000)   (1,000)
                                                                 --------  --------    -------   -------
Net operating cash flow (free cash flow)                           80,570    74,991     79,200    83,567

                                           ---------
Weighted average cost of capital (d)             7.9%
                                           ---------
                                           ---------
Terminal EBITDA multiple (e)                    10.2x
                                           ---------
Discount factor (f)                                                0.9629    0.8928     0.8278    0.7675     0.7390
Terminal value (g)                                                                                         $942,562
                                           ---------
Present value                               $970,827              $77,581   $66,952    $65,561   $64,139   $696,595
                                           ---------             --------  --------    -------   -------  ---------
Less net debt (h)                          ($297,334)
                                           ---------
Net present value of equity                 $673,493
                                           =========
Original common units/Total units (i)           26.0%

                                           ---------
Equity value to common units (j)            $174,793
                                           ---------
--------------------------------------------------------------------------------------------------------------------

(a) Scenario assumes 4.1% steady attrition, 0% margin improvement, and $30 million in acquisitions at 4.75 multiple.
(b) Based on management projections.
(c) A.G Edwards' assumption.
(d) Based on comparable companies' WACC. See Weighted Average Cost of Capital analysis.
(e) Gas' current firm value of $232.0 million/$22.781 million normalized 1998 EBITDA = 10.2x, which represents a multiple of current year normalized EBITDA.
(f) Terminal value calculated using half-year convention.
(g) Discount factor calculated using EBITDA multiple.
(h) Represents total proforma projected debt less cash as of 9/30/98.
(i) Total units include common, newly issued common, senior subordinated, subordinated and GP units.
(j) Current market value of common units is 3,832 units * $21,938 unit price=$84,065

Capital Structure Analysis
Oil
($ in millions)

---------------------------------------------------------------------------------------------------------------------------
                                                          12/31/97                          4/22/98
                                                         Book Value        Coupon         Market Price        Market Value
                                                        ------------      --------       --------------      --------------
Debt:
Credit Agreement
     Working Capital facility                            $3.000            7.75%                    NA                 $3.0
     Acquisition facility                                 0.000            7.75%                    NA                  0.0
Notes payable
     Notes payable for fuel oil dealer purchases, etc.   16.798       8.0%-10.0%                    NA                 16.8
     11.85%, 12.17%, 12.18% Senior Notes                 60.000           11.96%                    NA                 60.0
     14.1% Subordinated and Senior                        8.300           14.10%                    NA                  8.3
     10.125% Subordinated                                50.000           10.13%                92.13%                 46.1
     9.375% Subordinated Debentures                      75.000            9.38%                87.00%                 65.3
     12.25% Subordinated Debentures                      81.250           12.25%                96.50%                 78.4

     Total Debt                                        $294.348                                                      $277.8
     Effective Cost of Debt                                                                                            11.0%

Preferred Stock:
Redeemable preferred stock                               $8.334           14.34%                    NA                  8.3
12.875% Exchangeable preferred stock                     30.000           12.88%                    NA                 30.0
Adjustment to balance sheet                              (1.678)                                    NA                 (1.7)

     Total Preferred Stock                                $36.7                                                       $36.7
     Effective Cost of Preferred Stock                                                                                 13.2%
Total Debt and Preferred Stock                           $331.0                                                      $314.5
     Effective Cost of Debt and Preferred Stock                                                                        11.2%

                                                          12/31/97                          4/22/98
                                                         Shares Out.                      Market Price        Market Value
                                                        -------------                    --------------      --------------
Equity:
Common stock
     Class A                                         23,954,560                              $1.625                   $38.9
     Class B                                             11,228                              17.776 (a)                 0.2
     Class C                                          2,597,519                                  NA (b)                 4.2

 Total Equity                                                                                                         $43.3
 Effective Cost of Equity                                                                                              28.7%

Total Capitalization                                                                                                 $357.8
     WACC                                                                                                              13.3%
     Less: Cash                                                                                                        11.7

Net Capitalization                                                                                                   $346.1



                                                                                          Net Market           Market Value
                                                         % of Ownership                  Value of Gas          of Interest
                                                        ----------------                --------------        --------------
Less:

Interest in Gas                                           40.7%                            $231.959                   $94.3

Total Value of Oil Without Interest in Gas                                                                           $263.5

-------------------------
(a) Class B market price is calculated as: $17.50+$0.2763.
(b) Market price is assumed to equal that of the Class A shares, since the Class C shares do not trade.

Capital Structure Analysis
Gas
($ in millions)

------------------------------------------------------------------------------------------------------------------------------------

                                        12/31/97                       4/22/98
                                       Book Value      Coupon        Market Price         Market Value
                                       ----------      ------      ---------------       --------------
DEBT:
Credit Agreement
  Working Capital facility              $ 0.000          None       Not applicable        Not applicable
  Acquisition facility                    0.000          None       Not applicable        Not applicable
Notes payable
  8.04% First Mortgage Notes             85.000          8.04%            NA                       $85.0
  7.17% First Mortgage Notes (a)         11.000          7.17%            NA                        11.0

        Total Debt                                                                                 $96.0
        Effective Cost Of Debt                                                                       7.9%
        After-tax Cost Of Debt                                                                       5.2%

                                        12/31/97                       4/22/98
                                       Shares Out.                   Market Price         Market Value
                                       -----------                   ------------         ------------

EQUITY:
Common units                            3,831,727                       $21.938                 $ 84.1
Subordinated units                      2,396,078                          NA       (b)           52.6
General Partner                                                                                    2.8 (c)

        Total Equity                                                                            $139.4
        Effective cost of equity                                                                   9.7%

Total Capitalization                                                                            $235.4
        WACC                                                                                       7.9%
        Less: Cash                                                                              $  3.5

Net Capitalization                                                                              $232.0
------------------------------------------------------------------------------------------------------------------------------------


(a) The 7.17% First Mortgage Notes were placed 1/26/98; proceeds were used to repay the acquisition facility.
(b) Market price assumed to equal common units.
(c) Implied 2% general partner interest.

Capital Structure Analysis
Gas - Pro Forma as of 9/30/98
($ In Thousands)

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                       Pro Forma
                                              Gas                Oil              Adjustments             Gas
                                         ------------       ------------      ------------------      -----------
Debt:
8.04% First Mortgage Notes                  $85,000                   $0                     $0         $85,000
8.25% WC Revolver                             7,457                  -                      -             7,457
7.17% First Mortgage Notes                   11,000                  -                      -            11,000


11.96% Senior Notes                             -                 60,000                (60,000)            -
14.10% Senior Notes                             -                  3,100                 (3,100)            -
14.10% Subordinated Notes                       -                  3,100                 (3,100)            -
10.13% Sub Notes & Sr Notes                     -                 50,000                (50,000)            -
 9.38% Sub Notes & Sr Notes                     -                 75,000                (75,000)            -
12.25% Sub Notes & Sr Notes                     -                 81,250                (81,250)            -
 8.00% Existing Acq Notes Payable               -                 13,859                    -            13,859

 8.46% Exchange Debt                            -                    -                   66,000          66,000
 8.50% New Debt                                 -                    -                  125,000         125,000

                                         ------------       ------------      ------------------      -----------
Total Debt                                 $103,457             $286,309               ($81,450)       $308,316

Weighted average cost of Debt                                                                               8.3%

Preferred Stock:
14.33% Preferred Stock                           $0               $4,167                ($4,167)             $0
12.88% Preferred Stock                          -                 30,000                (30,000)            -
                                         ------------       ------------      ------------------      -----------
                                                -                 34,167                (34,167)            -
Common Equity                               $56,368             $210,015               $123,378        ($30,268)
------------------------------------------------------------------------------------------------------------------------------------


Discounted Cash Flow Analysis
Pro Forma Weighted Average Cost Of Capital Derivation
($ in millions)

------------------------------------------------------------------------------------------------------------------------------------

                                                       Total                             Implied     Total     Total
                                                       Market        Unit      Total      Market     Debt/     Debt as %    Un-
                                         Levered      Val. Debt    Price at    Units     Value of    Total     Of Total   levered
Comparable Company                        Beta (a)    (Bk = Mkt)  (4/22/98)  Out. (Mil)   Equity    Equity     Capital     Beta
------------------------------------------------------------------------------------------------------------------------------------


AmeriGas Partners, L.P.                   0.52       $  777.8   $   25.938      41.9     $1,108.6     70.2%      41.2%    0.306
Cornerstone Propane Partners, L.P.        0.41          235.8       22.688      19.7        455.7     51.7%      34.1%    0.270
Ferrellgas Partners, L.P.                 0.39          537.2       20.875      31.3        666.6     80.6%      44.6%    0.216
Heritage Propane Partners, L.P.           0.44          176.9       23.125       8.4        197.8     89.4%      47.2%    0.232
National Propane Partners, L.P.           0.34          147.4       20.313      11.2        232.9     63.3%      38.8%    0.208
Star Gas Partners, L.P.                   0.34           96.0       21.938       6.2        139.4     68.9%      40.8%    0.201
Suburban Propane Partners, L.P.           0.38          428.2       18.813      28.7        551.4     77.6%      43.7%    0.214


Comparable group's average unlevered beta:                            0.23
Pro forma debt - to - equity ratio (b):                              95.2%
Pro forma debt as a percent of total capital (b):                    48.8%
Comparable group's beta relevered for Pro forma capital structure:   0.368
                                                                     =====

-----------------------------------------------------------------------------
  Pro forma capitalization - at market (b)           $308.3          48.8%
    Total debt                                        323.9          51.2%
                                                   --------        -------
    Common Equity                                    $632.2        100.00%
-----------------------------------------------------------------------------


DERIVATION OF WEIGHTED AVERAGE COST OF CAPITAL :
-------------------------------------------------

                                                                                               Market Risk Premium Range (d)
                                                                                        -------------------------------------------
                                                                                              11.3%       12.3%        13.3%
                                                                                        -------------------------------------------
Pro forma theoretical levered beta:                                     0.368
Assumed % of equity in Pro forma capital structure (b):                 51.2%
Risk - free rate of return (c):                                          5.7%
Pro forma cost of equity range (at various market risk premiums):                              9.8%       10.2%        10.6%
                                                                                               =====      =====        =====
Pro forma assumed tax rate:                                             35.0%
Assumed % of debt in capital structure (b):                             48.8%
Pro forma estimated cost of debt (e):                                    8.3%
Pro forma estimated after - tax cost of debt:                            5.4%                  5.4%        5.4%         5.4%

                                                                                        -------------------------------------------
Pro forma weighted average cost of capital range (f):                                          7.7%        7.9%         8.0%
                                                                                        -------------------------------------------

-----------------------------------------------------
(a) Source: Bloomberg. 143 week (maximum weekly time period allowed, or the number of weeks available, which may be less than 143) adjusted beta relative to the S&P 500 index.
(b) Market value of long-term debt is assumed to be equal to the book value.
(c) Ten - year Treasury rate on April 22, 1998.
(d) Ibbotson Associates 1997. Total returns for small company stocks of 17.7% minus the risk-free rate.
(e) Based on Pro forma current debt structure.
(f) Calculation based upon use of the Capital Asset Pricing Model (CAPM).

COMPARISON OF CAPITAL STRUCTURES AND COSTS OF CAPITAL
($ IN MILLIONS)

----------------------------------------------------------------------------------------------------------------
                                             AMERIGAS PARTNERS,   CORNERSTONE PROPANE    FERRELLGAS PARTNERS,
                                                    L.P.            Partners, L.P.               L.P.
                                             ------------------   -------------------    --------------------
                                             Capital     Cost      Capital      Cost     Capital        Cost
                                             -------    -------   ---------   -------    -------      -------
DEBT:
Working capital/Revolving credit facility    $   28.0     6.44%    $ 24.2       7.76%   $   84.6       8.40%
Acquisition facility                             37.0     6.32%
Term loan                                                                                   50.0       8.40%
Senior Notes                                    100.0    10.13%     220.0       7.53%      200.0      10.00%
                                                                                           160.0       9.38%

First Mortgage Notes
    Series A                                    222.8    10.53%
    Series B                                    211.6    10.07%
    Series C                                    110.0     8.83%
Purchase contract obligations                                        12.0       7.50%
Notes payable on noncompete agreements                                                      14.6       6.05%
Other, including capital leases                   9.4       NA
    TOTAL DEBT PER MOST RECENT 10K              718.7               256.2                  509.1
    TOTAL DEBT 12/31/97                         777.8     9.56%     235.8       7.55%      537.2       9.27%

MINORITY INTEREST                            $    5.1              $  0.0               $    2.0

EQUITY:
TOTAL EQUITY                                 $1,108.6     9.75%    $455.7       9.41%   $  666.6       9.93%

TOTAL CAPITALIZATION                         $1,891.6      8.29%   $691.5       7.88%   $1,205.8       8.19%
    Less: Cash                                   24.4                19.8                   13.5
NET CAPITALIZATION                           $1,867.2              $671.7               $1,192.3

FINANCIAL RATIOS:
Bank debt/total debt                            8.36%               10.26%                 25.05%
Total debt/total cap                           41.12%               34.10%                 44.55%
Common/total units                             52.77%               66.48%                 46.97%


----------------------------------------------------------------------------------------------------------------
                                               HERITAGE PROPANE        NATIONAL PROPANE       SUBURBAN PROPANE
                                                Partners, L.P.          Partners, L.P.         Partners, L.P.
                                              -------------------     ------------------    --------------------
                                              Capital       Cost      Capital     Cost       Capital      Cost
                                              --------     ------     --------   -------    ---------    -------
 DEBT:
Working capital/Revolving credit facility     $ 12.3         7.59%     $  8.5      7.95%     $  0.0
Acquisition facility                            25.0         7.38%       12.0      7.35%     $  0.0
Term loan
Senior Notes                                   120.0         8.55%                            425.0        7.54%
                                                                                                3.5        8.00%

First Mortgage Notes                                                     125.0     8.54%
    Series A
    Series B
    Series C
Purchase contract obligations
Notes payable on noncompete agreements           3.3         8.00%         1.9    8.00%
Other, including capital leases                  1.0
    TOTAL DEBT PER MOST RECENT 10K             161.5                     147.4                428.5
    TOTAL DEBT 12/31/97                        176.9         8.23%       147.4    8.40%       428.2        7.54%

MINORITY INTEREST                             $  0.0                   $   0.0               $  0.0

EQUITY:
TOTAL EQUITY                                  $197.8        10.10%     $ 232.9    9.62%      $551.4        9.88%

TOTAL CAPITALIZATION                          $374.6         7.86%     $ 380.2    8.01%      $979.6        7.71%
    Less: Cash                                   2.8                       4.6                 37.6
NET CAPITALIZATION                            $371.8                   $ 375.6               $942.0

FINANCIAL RATIOS:
Bank debt/total debt                           21.06%                    13.91%                0.00%
Total debt/total cap                           47.21%                    38.76%               43.71%
Common/total units                             55.82%                    59.65%               75.06%

AMERIGAS PARTNERS, L.P.
DISCOUNTED CASH FLOW ANALYSIS
WEIGHTED AVERAGE COST OF CAPITAL DERIVATION
($ in millions)

------------------------------------------------------------------------------------------------------------------------------------

                                                    Total                               Implied      Total     Total
                                                    Market        Unit       Total       Market      Debt/   Debt as %      Un-
                                       Levered     Val. Debt    Price at     Units      Value of     Total    of Total    Levered
Comparable Company                     Beta (a)    (Bk = Mkt)  (4/22/98)   Out. (Mil)    Equity     Equity    Capital      Beta
------------------------------------------------------------------------------------------------------------------------------------

AmeriGas Partners, L.P.                 0.48        $777.8     $ 25.938      41.9       $1,108.6    70.2%     41.2%        0.282
Cornerstone Propane Partners, L.P.      0.40         235.8       22.688      19.7          455.7    51.7%     34.1%        0.264
Ferrellgas Partners, L.P.               0.38         537.2       20.875      31.3          666.6    80.6%     44.6%        0.210
Heritage Propane Partners, L.P.         0.43         176.9       23.125       8.4          197.8    89.4%     47.2%        0.227
National Propane Partners, L.P.         0.34         147.4       20.313      11.2          232.9    63.3%     38.8%        0.208
Star Gas Partners, L.P.                 0.33          96.0       21.938       6.2          139.4    68.9%     40.8%        0.195
Suburban Propane Partners, L.P.         0.36         428.2       18.813      28.7          551.4    77.6%     43.7%        0.203

Comparable group's average unlevered beta:            0.23      ------------------------------------------------------------
AmeriGas' debt-to-equity ratio(b):                    70.2%
AmeriGas' debt as a percent of total capital (b):     41.2%     AmeriGas' capitalization-at market (b)
Comparable group's beta relevered for Amerigas'                  Total debt                                 $777.8     41.2%
 capital structure:                                  0.331       Common equity                             1,108.6     58.8%
                                                     ======                                               --------    ------
                                                                                                          $1,886.5    100.0%
                                                                ------------------------------------------------------------

Derivation Of Weighted Average Cost Of Capital :                                     Market Risk Premium Range (d)
------------------------------------------------                                --------------------------------------------
AmeriGas' theoretical levered beta:                               0.331              11.3%         12.3%         13.3%
Assumed % of equity in Amerigas' capital structure (b):            58.8%        --------------------------------------------
Risk-free rate of return (c):                                       5.7%
AmeriGas' cost of equity range (at various market risk premiums):                     9.4%          9.7%         10.1%
AmeriGas' assumed tax rate:                                        35.0%             =====         =====         =====
Assumed % of debt in capital structure (b):                        41.2%
AmeriGas' estimated cost of debt (e):                               9.6%
AmeriGas' estimated after-tax cost of debt:                         6.2%              6.2%          6.2%          6.2%
                                                                                --------------------------------------------
AmeriGas' weighted average cost of capital range (f):                                 8.1%          8.3%          8.5%
____________________________________________________________                    --------------------------------------------

(a) Source: Bloomberg. 143 week (maximum weekly time period allowed, or the number of weeks available, which may be less than 143) adjusted beta relative to the S&P 500 index.
(b) Market value of long-term debt is assumed to be equal to the book value.
(c) Ten-year Treasury rate on April 22, 1998.
(d) Ibbotson Associates 1997. Total returns for small company stocks of 17.7% minus the risk-free rate.
(e) Based on AmeriGas' current debt structure.
(f) Calculation based upon use of the Capital Asset Pricing Model (CAPM).

CORNERSTONE PROPANE PARTNERS, L.P.
DISCOUNTED CASH FLOW ANALYSIS
WEIGHTED AVERAGE COST OF CAPITAL DERIVATION
($ IN MILLIONS)

===============================================================================================================================
                                                    Total                              Implied    Total      Total
                                                    Market       Unit        Total      Market    Debt/    Debt as %
                                       Levered     Val. Debt   Price at      Units     Value of   Total    of Total   Unlevered
Comparable Company                    Beta (a)    (Bk = Mkt)   (4/22/98)   Out. (Mil)   Equity    Equity    Capital      Beta
-------------------------------------------------------------------------------------------------------------------------------
AmeriGas Partners, L.P.                  0.48      $777.8      $25.938        41.9     $1,108.6    70.2%      41.2%      0.282
Cornerstone Propane Partners, L.P.       0.40       235.8       22.688        19.7        455.7    51.7%      34.1%      0.264
Ferrellgas Partners, L.P.                0.38       537.2       20.875        31.3        666.6    80.6%      44.6%      0.210
Heritage Propane Partners, L.P.          0.43       176.9       23.125         8.4        197.8    89.4%      47.2%      0.227
National Propane Partners, L.P.          0.34       147.4       20.313        11.2        232.9    63.3%      38.8%      0.208
Star Gas Partners, L.P.                  0.33        96.0       21.938         6.2        139.4    68.9%      40.8%      0.195
Suburban Propane Partners, L.P.          0.36       428.2       18.813        28.7        551.4    77.6%      43.7%      0.203

                                                                                  --------------------------------------------------
                                                                                   Cornerstone's capitalization - at market (b)
Comparable group's average unlevered beta:                        0.23              Total debt                   $235.8        34.1%
Cornerstone's debt - to - equity ratio (b):                       51.7%             Common equity                 455.7        65.9%
                                                                                                                 ------       ------
Cornerstone's debt as a percent of total capital (b):             34.1%
Comparable group's beta relevered for Cornerstone's                                                              $691.5       100.0%
capital structure:                                               0.303
                                                                 =====            --------------------------------------------------
DERIVATION OF WEIGHTED AVERAGE COST OF CAPITAL:                                               Market Risk Premium Range (d)
-----------------------------------------------                                        ------------------------------------------
                                                                                          11.3%          12.3%           13.3%
                                                                                       ------------------------------------------
Cornerstone's theoretical levered beta:                                   0.303
Assumed % of equity in Cornerstone's capital structure (b):                65.9%
Risk - free rate of return (c):                                             5.7%
Cornerstone's cost of equity range (at various market risk premiums):                      9.1%           9.4%            9.7%
                                                                                           ====           ====            ====
Cornerstone's assumed tax rate:                                            35.0%
Assumed % of debt in capital structure (b):                                34.1%
Cornerstone's estimated cost of debt (e):                                   7.6%
Cornerstone's estimated after - tax cost of debt:                           4.9%
                                                                                           4.9%           4.9%            4.9%
Cornerstone's weighted average cost of capital range (f):
                                                                                       ------------------------------------------
                                                                                           7.7%           7.9%            8.1%
                                                                                       ------------------------------------------

____________________________
(a) Source: Bloomberg. 143 week (maximum weekly time period allowed, or the number of weeks available, which may be less than 143) adjusted beta relative to the S&P 500 index.
(b)  Market value of long-term debt is assumed to be equal to the book value.
(c)  Ten - year Treasury rate on April 22, 1998.
(d) Ibbotson Associates 1997. Total returns for small company stocks of 17.7% minus the risk-free rate.
(e)  Based on Cornerstone's current debt structure.
(f)  Calculation based upon use of the Capital Asset Pricing Model (CAPM).

Ferrellgas Partners, L.P.
Discounted Cash Flow Analysis
Weighted Average Cost of Capital Derivation
($ in millions)
--------------------------------------------------------------------------------

                                                   Total                               Implied      Total      Total
                                                  Market         Unit       Total      Market       Debt/    Debt as %    Un-
                                       Levered   Val, Debt     Price at     Units     Value of      Total    Of Total   Levered
Comparable Company                     Beta (a)  (Bk = Mkt)   (4/22/98)   Out. (Mil)   Equity      Equity    Capital     Beta
----------------------------------------------------------------------------------------------------------------------------------
AmeriGas Partners, L.P.                 0.48     $ 777.8       $25.938      41.9      $1,108.6     70.2%        41.2%      0.282
Cornerstone Propane Partners, L.P.      0.40       235.8        22.688      19.7         455.7     51.7%        34.1%      0.264
Ferrellgas Partners, L.P.               0.38       537.2        20.875      31.3         666.6     80.6%        44.6%      0.210
Heritage Propane Partners, L.P.         0.43       176.9        23.125       8.4         197.8     89.4%        47.2%      0.227
National Propane Partners, L.P.         0.34       147.4        20.313      11.2         232.9     63.3%        38.8%      0.208
Star Gas Partners, L.P.                 0.33        96.0        21.938       6.2         139.4     68.9%        40.8%      0.195
Suburban Propane Partners, L.P.         0.36       428.2        18.813      28.7         551.4     77.6%        43.7%      0.203
                                                                                     ---------------------------------------------
                                                                                     Ferrellgas 'capitalization -
                                                                                     at Market (b)
Comparable group's average unlevered beta:                                  0.23      Total debt               $537.2      44.6%
Ferrellgas' debt - to - equity ratio (b):                                   80.6%     Common equity             666.6      55.4%
Ferrellgas' debt as a percent of total capital (b):                         44.6%                            ---------    -------
Comparable group's beta relevered for Ferrell gas' capital structure:      0.346                             $1,203.8     100.0%
                                                                         =========   ---------------------------------------------
Derivation Of Weighted Average Cost Of Capital :                                              Market Risk Premium Range (d)
------------------------------------------------                                         --------------------------------------
                                                                                              11.3%      12.3%      13.3%
Ferrellgas' theoretical levered beta:                                   0.346            --------------------------------------
Assumed % of equity in Ferrell gas' capital structure (b):               55.4%
Risk - free rate of return (c):                                           5.7%
Ferrellgas' cost of equity range (at various market risk premiums):                            9.6%       9.9%      10.3%
Ferrellgas' assumed tax rate:                                            35.0%                 ====       ====      =====
Assumed % of debt in capital structure (b):                              44.6%
Ferrellgas' estimated cost of debt (e):                                   9.3%
Ferrellgas' estimated after - tax cost of debt:                           6.0%                 6.0%       6.0%       6.0%
                                                                                         --------------------------------------
Ferrellgas' weighted average cost of capital range (f):                                        8.0%       8.2%       8.4%
-------------------------------------                                                    --------------------------------------


 (a) Source: Bloomberg. 143 week (maximum weekly time period allowed, or the number of weeks available, which may be less than 143) adjusted beta relative to the S&P 500 index.

(b)  Market value of long-term debt is assumed to be equal to the book value.

(c)  Ten - year Treasury rate on April 22, 1998.

(d) Ibbotson Associates 1997. Total returns for small company stocks of 17.7% minus the risk-free rate.

(e)  Based on Ferrellgas' current debt structure.                             61

(f)  Calculation based upon use of the Capital Asset Pricing Model (CAPM).

HERITAGE PROPANE PARTNERS, L.P.
DISCOUNTED CASH FLOW ANALYSIS
WEIGHTED AVERAGE COST OF CAPITAL DERIVATION
($ IN MILLIONS)

====================================================================================================================================
                                                         TotaL                                Implied    Total     Total
                                                         Market        Unit        TotaL       Market    Debt/    Debt as %     Un-
                                              Levered   Val. Debt    Price at      Units     Value of    Total    of Total   Levered
Comparable Company                            Beta (a)  (Bk = Mkt)   (4/22/98)   Out. (Mil)    Equity    Equity    Capital      Beta
------------------------------------------------------------------------------------------------------------------------------------
AmeriGas Partners, L.P.                           0.48      $777.8     $25.938        41.9   $1,108.6     70.2%      41.2%     0.282
Cornerstone Propane Partners, L.P.                0.40       235.8      22.688        19.7      455.7     51.7%      34.1%     0.264
Ferrellgas Partners, L.P.                         0.38       537.2      20.875        31.3      666.6     80.6%      44.6%     0.210
Heritage Propane Partners, L.P.                   0.43       176.9      23.125         8.4      197.8     89.4%      47.2%     0.227
National Propane Partners, L.P.                   0.34       147.4      20.313        11.2      232.9     63.3%      38.8%     0.208
Star Gas Partners, L.P.                           0.33        96.0      21.938         6.2      139.4     68.9%      40.8%     0.195
Suburban Propane Partners, L.P.                   0.36       428.2      18.813        28.7      551.4     77.6%      43.7%     0.203


                                                                                   ------------------------------------------------
                                                                                    Heritage's Capitalization - at market (b)
Comparable group's average unlevered beta:                               0.23          Total debt                   $176.9    47.2%
Heritage's debt - to - equity ratio(b):                                  89.4%         Common Equity                 197.8    52.8%
                                                                                                                   -------   ------
Heritage's debt as a percent of total capital (b):                       47.2%                                      $374.6   100.0%
Comparable group's beta relevered for Heritage's capital structure:      0.359     ------------------------------------------------
                                                                         =====

 DERIVATION OF WEIGHTED AVERAGE COST OF CAPITAL :                                                    MARKET RISK PREMIUM RANGE (d)
------------------------------------------------                                                 ----------------------------------
                                                                                                     11.3%       12.3%       13.3%
                                                                                                 ----------------------------------
Heritage's theoretical levered beta:                                                    0.359
Assumed % of equity in Heritage's capital structure (b):                                 52.8%
Risk - free rate of return (c):                                                           5.7%
Heritage's cost of equity range (at various market risk premiums):                                   9.7%       10.1%       10.5%
                                                                                                     ====       =====       =====
Heritage's assumed tax rate:                                                             35.0%
Assumed % of debt in capital structure (b):                                              47.2%
Heritage's estimated cost of debt (e):                                                    8.2%
Heritage's estimated after - tax cost of debt:                                            5.4%       5.4%        5.4%        5.4%

                                                                                                 ----------------------------------
Heritage's weighted average cost of capital range (f):                                                7.7%       7.9%        8.0%
                                                                                                 ----------------------------------

__________________________________________________________
(a) Source: Bloomberg. 143 week (maximum weekly time period allowed, or the number of weeks available, which may be less than 143) adjusted beta relative to the S&P 500 index.

(b) Market value of long-term debt is assumed to be equal to the book value.

(c) Ten - year Treasury rate on April  22, 1998.

(d) Ibbotson Associates 1997. Total returns for small company stocks of 17.7% minus the risk-free rate.

(e) Based on Heritage's current debt structure.

(f) Calculation based upon use of the Capital Asset Pricing Model (CAPM).

National Propane Partners,L.P.
Discounted Cash Flow Analysis
Weighted Average Cost of Capital Derivation
($ in millions)

------------------------------------------------------------------------------------------------------------------------------------

                                                        Total                              Implied      Total    Total
                                                       Market       Unit         Total      Market      Debt/   Debt as %     Un-
                                           Levered    Val.Debt     Price at      Units     Value of     Total    of Total   levered
Comparable Company                         Beta (a)  (Bk = Mkt)   (4/22/98)    Out. (Mil)   Equity      Equity   Capital     Beta
------------------------------------------------------------------------------------------------------------------------------------

AmeriGas Partners, L.P.                    0.48       $777.8      $  25.938        41.9     $1,108.6      70.2%    41.2%     0.282
Cornerstone Propane Partners, L.P.         0.40        235.8         22.688        19.7        455.7      51.7%    34.1%     0.264
Ferrellgas Partners, L.P.                  0.38        537.2         20.875        31.3        666.6      80.6%    44.6%     0.210
Heritage Propane Partners, L.P.            0.43        176.9         23.125         8.4        197.8      89.4%    47.2%     0.227
National Propane Partners, L.P.            0.34        147.4         20.313        11.2        232.9      63.3%    38.8%     0.208
Star Gas Partners, L.P.                    0.33         96.0         21.938         6.2        139.4      68.9%    40.8%     0.195
Suburban Propane Partners, L.P.            0.36        428.2         18.813        28.7        551.4      77.6%    43.7%     0.203

                                                                            --------------------------------------------------------

                                                                            National's capitalization - at market (b)
Comparable group's average unlevered beta:                           0.23    Total debt                               $147.4   38.8%
National's debt - to - equity ratio (b):                             63.3%   Common equity                             232.9   61.2
                                                                                                                      ------  -----
National's debt as a percent of total capital (b):                   38.8%                                            $380.2  100.0%
                                                                            --------------------------------------------------------
Comparable group's beta relevered for National's capital structure: 0.320
                                                                    =====

Derivation of Weighted Average Cost of Capital:                                       Market Risk Premium Range (d)
------------------------------------------------                                     ---------------------------------
                                                                                         11.3%       12.3%     13.3%
                                                                                     ---------------------------------
National's theoretical levered beta:                                   0.320
Assumed % of equity in National's capital structure (b):                61.2%
Risk - free rate of return (c):                                          5.7%
National's cost of equity range (at various market risk premiums):                       9.3%         9.6%      9.9%
                                                                                         ===          ===       ===
National's assumed tax rate:                                            35.0%
Assumed % of debt in capital structure (b):                             38.8%
National's estimated cost of debt (e):                                   8.4%
National's estimated after - tax cost of debt:                           5.5%            5.5%         5.5%      5.5%

                                                                                     ---------------------------------
National's weighted average cost of capital range (f):                                   7.8%         8.0%      8.2%
                                                                                     ---------------------------------

______________________________
(a) Source: Bloomberg. 143 week (maximum weekly time period allowed, or the number of weeks available, which may be less than 143) adjusted beta relative to the S&P 500 index.
(b) Market value of long-term debt is assumed to be equal to the book value.
(c) Ten - year Treasury rate on April 22, 1998.
(d) lbbotson Associates 1997. Total returns for small company stocks of 17.7% minus the risk-free rate.
(e) Based on National's current debt structure.
(f) Calculation based upon use of the Capital Asset Pricing Model (CAPM).

SUBURBAN PROPANE PARTNERS, L.P.
DISCOUNTED CASH FLOW ANALYSIS
WEIGHTED AVERAGE COST OF CAPITAL DERIVATION
($ IN MILLIONS)

------------------------------------------------------------------------------------------------------------------------------------

                                                  TOTAL                             IMPLIED       TOTAL      TOTAL
                                                  MARKET       UNIT        TOTAL     MARKET       DEBT/     DEBT AS %      UN-
                                      LEVERED    VAL. DEBT   PRICE AT      UNITS    VALUE OF      TOTAL     OF TOTAL    LEVERED
COMPARABLE COMPANY                    BETA (A)   (BK = MKT) (4/22/98)    OUT. (IL)   EQUITY       EQUITY     CAPITAL      BETA
---------------------------------------------------------------------------------------------------------------------------------
AmeriGas Partners, L.P.                 0.48      $777.8    $  25.938      41.9     $1,108.6       70.2%      41.2%       0.282
Cornerstone Propane Partners, L.P.      0.40       235.8       22.688      19.7        455.7       51.7%      34.1%       0.264
Ferrellgas Partners, L.P.               0.38       537.2       20.875      31.3        666.6       80.6%      44.6%       0.210
Heritage Propane Partners, L.P.         0.43       176.9       23.125       8.4        197.8       89.4%      47.2%       0.227
National Propane Partners, L.P.         0.34       147.4       20.313      11.2        232.9       63.3%      38.8%       0.208
Star Gas Partners, L.P.                 0.33        96.0       21.938       6.2        139.4       68.9%      40.8%       0.195
Suburban Propane Partners, L.P.         0.36       428.2       18.813      28.7        551.4       77.6%      43.7%       0.203


                                                                             -------------------------------------------------------

                                                                             Suburban's capitalization - at market (d)
Comparable group's average unlevered beta:                            0.23    Total debt                              $428.2  43.7%
Suburban's debt - to - equity ratio (b):                              77.6%   Common equity                            551.4  56.3%
                                                                                                                      ------ -----
Suburban's debt as a percent of total capital (b):                    43.7%                                           $979.6 100.0%
                                                                             -------------------------------------------------------

Comparable group's beta relevered for Suburban's capital structure:  0.342
                                                                     =====


DERIVATION OF WEIGHTED AVERAGE COST OF CAPITAL :                                         MARKET RISK PREMIUM RANGE (d)
------------------------------------------------                                      ----------------------------------
                                                                                        11.3%        12.3%        13.3%
                                                                                      ----------------------------------
Suburban's theoretical levered beta:                                  0.342
Assumed % of equity in Suburban's capital structure (b):               56.3%
Risk - free rate of return (c):                                         5.7%
Suburban's cost of equity range (at various market risk premiums):                       9.5%         9.9%        10.2%
                                                                                         ====         ====        =====
Suburban's assumed tax rate:                                           35.0%
Assumed % of debt in capital structure (b):                            43.7%
Suburban's estimated cost of debt (e):                                  7.5%
Suburban's estimated after - tax cost of debt:                          4.9%             4.9%         4.9%         4.9%
                                                                                      ----------------------------------
Suburban's weighted average cost of capital range (f):                                   7.5%         7.7%         7.9%
                                                                                      ----------------------------------

__________________________________
(a) Source: Bloomberg. 143 week (maximum weekly time period allowed, or the number of weeks available, which may be less than 143) adjusted beta relative to the S&P 500 index.
(b) Market value of long-term debt is assumed to be equal to the book value.
(c) Ten - year Treasury rate on April 22, 1998.
(d) Ibbotson Associates 1997. Total returns for small company stocks of 17.7% minus the risk-free rate.
(e) Based on Suburban's current debt structure.
(f) Calculation based upon use of the Capital Asset Pricing Model (CAPM).


PROJECT HEAT
------------------------------------------------------------------------------------------------------------------------------------
Transaction Summary and Assumptions
(in thousands except per share and per unit data)                                  Scenario III:   Worst Case

EQUITY RESTRUCTURING                                                               CALCULATION OF SUB GP UNITS OFFERED
--------------------------------------------------------------------------         -------------------------------------------------
                                                           Petro
                                                   -----------------------
                                                   Public         Insiders
                                                   --------      ---------
Securities Offered                                 Sr Sub         Sub & GP         Value of Sub/GP Units to be
Incentive Rights                                       76%            24%           To be Coverial                   $18,597
Value Offered                                      $ 3.15         $ 3.15           Less: Value of GP                   6,284
                                                                                                                -------------
Current Market                                     $ 1.63         $ 1.63                                              12,313
Premium in Market                                    93.8%          98.6%          Remaider at $16.33                    754
Required Yeild w/out PV of Incentive Rights          11.5%          14.0%
Value of Security w/out PV of Incent. Rights      $ 19.13        $ 15.71
Assumed Value of Incentive Rights                 $  0.61        $  0.61
Value of Security Offered                         $ 19.74        $ 16.33           PRESENT VALUE OF INCENTIVE RIGHTS
Security Offered per Share                           0.16           0.19           Discount Rate                          25%
Total Shares                                       17,160          9,404           PV of Cash Flows 1997-2005          1,478
Insiders to Receive Sr.Sub                          3,500         (3,500)          PV of Terminal Value        4x      1,189
                                                                                                               -------------
Shares to be Converted                             20,660          5,904           Total PV of Incentive Rights        2,667
Units Offered                                       3,296            754
Current Sub/GP                                                         0           Value of Incentive Rights
Value of GP/Unit                                                 $ 21.28            per Ut                           $  0.61

DEBT RESTRUCTURING
------------------------------------------------------------------------------------------------------------------------------------
                                                                 Projected
                                                                  12/31/97
Privates                                                         Principal       Strategy     Price
                                                                 -----------    ----------    -------
   11.96% Sr Notes                                                 60,000        Exchange     110.0%
   14.10% Sr Notes                                                  3,100       Neg.Tender    110.0%
   14.10% Sub Notes                                                 3,100       Neg.Tender    110.0%
   14.33% Pfd Stock                                                 4,167       Neg.Tender    105.0%
Publics:
   10.13% Sub Notes & Sr Notes                                     50,000       Neg.Tender    100.0%
    9.38% Sub Notes & Sr Notes                                     75,000         Tender      100.0%
   12.25% Sub Notes & Sr Notes                                     81,250         Tender      105.0%
   12.88% Pfd Stock                                                30,000         Tender      100.0%

FINANCING SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Amount           Rate         Unit Price
                                                                ----------       --------     --------------
New Common Raised                                               $145,728                      $   22.13
New Debt Raised                                                  125,000           8.50%

UNITS OUTSTANDING
------------------------------------------------------------------------------------------------------------------------------------
                                                                          Current                   Pro Forma
                                                                    --------------------       ----------------------
                                                                     Units          %          Units             %
                                                                    --------     -------       --------     ---------
Existing Common                                                       3,832       60.3%         3,832         26.0%
New Common                                                                0        0.0%         6,587         44.6%
Common to Petro Shareholders                                              0        0.0%             0          0.0%
Sr Sub to Petro Shareholders                                              0        0.0%         3,296         22.3%
Existing Sub                                                          2,396       37.7%           754          5.1%
Implied GP                                                              127        2.0%           295          2.0%
                                                                    --------     -------       --------     ---------
                   Total Units                                        6,355      100.0%        14,764        100.0%
                                                                    --------     -------       --------     ---------

SUMMARY CASH FLOW AND COVERAGE ANALYSIS
------------------------------------------------------------------------------------------------------------------------------------
($ on per Unit data)
                                                          Estimated    Normalized                      Projected
                                                                                      ----------------------------------------------
                                                            1998          1998          1999        2000        2001        2002
                                                          --------     ---------      --------    ---------   ---------   ----------
STAR STAND ALONE
  EBITDA                                                  $18,629      $ 22,781       $26,730     $ 28,541    $ 30,361    $ 32,188
   Interest Expense                                        (7,807)       (7,807)       (9,114)     (10,028)    (10,748)    (11,276)
   Maintenance CapEx                                       (2,710)       (2,710)       (3,274)      (3,395)     (3,694)     (3,816)
   Taxes                                                      (25)          (25)          (25)         (25)        (25)        (25)
                                                          --------     ---------      --------    ---------   ---------   ----------
  Distributable Cash Flow                                 $ 8,087      $ 12,239       $14,317     $ 15,093    $ 15,894    $ 17,071
                                                          ========     =========      ========    =========   =========   ==========
  DCF per common Unit                                     $  2.11      $   3.19       $  3.74     $   3.94    $   4.15    $   4.46
  DCF/Common Unit MQD                                        0.94 x        1.42   x      1.66 x       1.75 x      1.85 x      1.98
  DCF per Total Unit                                      $  1.27      $   1.93       $  2.25     $   2.38    $   2.50    $   2.69
  DCF/Total MQD                                              0.58 x        0.88   x      1.02 x       1.08 x      1.14 x      1.22

  Indicated Distribution per Common Unit                  $  2.20      $   2.20       $  2.20     $   2.20    $   2.20    $   2.20

Star Pro Forma
  EBITDA
   Star                                                   $18,629      $ 22,781       $26,730     $ 28,541    $ 30,361    $ 32,188
   Petro                                                   38,500        43,440        51,657       54,371      57,058      59,720
   Synergies                                                  500           500           500          500         500         500
                                                          --------     ---------      --------    ---------   ---------   ----------
  Total                                                    57,629        66,721        78,887     $ 83,412      87,919      92,408
                                                          --------     ---------      --------    ---------   ---------   ----------
Interest Expense                                          (27,697)      (27,697)      (28,649)     (30,737)    (31,660)    (31,009)
Maintenance CapEx                                          (6,210)       (6,210)       (6,774)      (6,895)     (7,194)     (7,316)
Taxes                                                        (525)         (525)         (525)        (525)       (525)       (525)
                                                          --------     ---------      --------    ---------   ---------   ----------
  Distributable Cash Flow                                 $23,197      $ 32,289       $42,939     $ 45,255    $ 48,540    $ 53,558
                                                          ========     =========      ========    =========   =========   ==========
DCF per Common Unit                                       $  2.23      $   3.10       $  4.12     $   4.34    $   4.66    $   5.14
DCF per Total Unit                                           1.57          2.19          2.91         3.07        3.29        3.63

  Indicated Distribution per Common Unit                  $  2.20      $   2.20       $  2.30     $   2.40    $   2.60    $   2.80

Pro Forma Coverage Ratios
  MQD Coverage
   Common Unit                                               0.99 x        1.38 x        1.84 x       1.93 x      2.08 x      2.29 x
   Senior Subordinated Unit                                  0.75          1.05          1.39         1.47        1.58        1.74
   Total Unit                                                0.71          0.99          1.32         1.39        1.49        1.65

Indicated Distribution Coverage
   Common Unit                                               0.99 x        1.38 x        1.76 x       1.77 x      1.76 x      1.80 x
   Senior Subordinated Units                                 0.75          1.05          1.33         1.35        1.33        1.37
   Total Unit                                                0.71          0.99          1.26         1.28        1.26        1.30

Aceration/Dilution
 DCF per Unit - Star Stand Alone                          $  1.27      $   1.93       $  2.25     $   2.38    $   2.50    $   2.69
 DCF per Unit - Pro Forma                                    1.57          2.19          2.91         3.07        3.29        3.63

Pro Forma Credit Analysis
  EBITDA Interest                                            2.08 x        2.41 x        2.75 x       2.71 x      2.78 x      2.98 x
  LT Debt/EBITDA                                             5.22          4.51          4.17         4.32        4.01        3.71

PROJECT
--------------------------------------------------------------------------------
TRANSACTION SUMMARY AND ASSUMPTIONS
(in thousands except per share and per unit

OPERATING ASSUMPTIONS
-------------------------------------------------------
                                         Petro    Star
                                       --------  ------
Normalized Maintenance CapEx            $3,500   $2,710
Maintenance CapEx Life                  15 yrs   15 yrs
Growth CapEx Life                       15 yrs   15 yrs
Life of Existing Depreciation           15 yrs   15 yrs
Interest Income Rate                      3.5%     3.5%
Marginal Tax Percent                     30.0%    33.0%
Deferred Tax Percent                               0.0%
Minimum Cash Balance                             $1,000
Initial Incremental Cash Req'd for
Distributions                                    $5,000
Consolidation Savings                              $500
Annual Bank Fees                          $692      $94
Current Stock Price                      $1.63   $22.13

  ACQUISITION ASSUMPTIONS
  ------------------------------------------------------------------
  Petro     Multiple        1998        1999       2000         2001        2002
  -----    ----------     -------     -------     -------     -------     -------
  Amount         4.75x    $15,000     $30,000     $30,000     $30,000     $30,000
  Timing                    End         Mid         Mid         Mid         Mid
  % EBITDA                    0.0%       50.0%       50.0%       50.0%       50.0%
  % Attrition     4.1%
Star
  Amount         7.00x    $20,000     $10,000     $10,000     $10,000     $10,000
  Timing                    End         Mid         Mid         Mid         Mid
                              0.0%       50.0%       50.0%       50.0%       50.0%
  % EBITDA

  Amount         7.00x                $5,000
  Timing                              Reg
  % EBITDA                              100.0%

 NEW SECURITY ASSUMPTIONS
-------------------------------------------------------------------------------------------------------------------

New MLP Equity                               New Star Debt                      Advisory Fees
--------------------------------------       --------------------------------   -----------------------------------
Gross Proceeds            $145,728           Gross Proceeds         $125,000    Fairness Opinion             $1,000
Common Units to Public       6,587           Gross Spread %              1.0%   Financial Advisory           $2,500
Gross Spread %                 5.0%          Gross Spread $         $  1,250    Debt Tender Fee     0.26%    $  507
Gross Spread $            $  7,286           Coupon                     8.50%
Offering Price/Share      $  22.13
   (current market price)

EXCHANGE ASSUMPTIONS
------------------------------------------------------------------------------
                                                       Gets New Units of:
                                                  ----------------------------
Shareholders of:                    Dividend       Common     5x Sub     Sub
----------------------------------------------    --------  ---------  -------
Public Class A Shares      17,160     $0.30           -       2,738       -
Insider Class A Shares      6,795     $0.30           -         -        754
Insider Class B Shares         11     $0.30           -           2       -
Insider Class C Shares      2,598     $0.30           -         556       -
                          -------                 --------  ---------  -------
                           26,563                     -       3,296      754

TRANSACTION COSTS SUMMARY                                         SOURCES AND USES OF FUNDS
------------------------------------------------------------      ------------------------------------------------------------------
  New MLP Equity                                    $ 7,286       Sources              $  2,023   Uses:
  New Star Debt                                       1,250       Excess Cash on Hand   125,000   Repay Debt Principal     $212,450
  Fairness Opinion                                    1,000       New Star Debt         145,728   Redeem Preferred           34,167
  Financial Advisory                                  2,500       New MLP Equity              0   Premium on Redemption/
  Solicitation Fees on Exchange of Outsider Petro                 Cash Balance                    Exchange/Defeasance         4,891
   Debt                                                 507
  Exchange of 11.96% Notes                              300                                       Transaction Fees           17,743
                                                                                                  Prefunding of Liabilities   3,500
  Legal Fees                                          1,000                           ---------                            ---------
                                                                                       $272,751                            $272,751
  Printing                                            2,500                           =========                            =========
  Accounting Fees                                       250
  Other:
     Environmetal                                       350
     Rating Agencies                                    100
     Roadshow                                           200
     Asset Appraisal                                    250
     Solicitation expenses                              100
     Other Bank Fees                                    150
                                                   --------
                                                    $17,743
                                                   ========

TRANSACTION SUMMARY AND ASSUMPTION
(in thousands except per share and per unit data)           Scenario III:  Worst Case

RECAPITALIZATION ASSUMPTIONS
-----------------------------------------------------------------------------------------------------------------------------
                                   (D)efease
                                   (T)ender
                                   (R)edeem         Principal
                                   (E)xchange           as of        Maturity Period    Coupon/         Sinking Fund Payment
                                                                   -------------------                ------------------------
Petro Instruments:                 (N)othing        9/30/98          m/d           yr   Dividend        Payment    Year Start
----------------------------       --------------   ------------   ---------  --------  ------------  ----------  ------------
11.96% Sr Notes                         e              $ 60,000 v      1-Oct         0       11.960%     $    0             0
14.10% Sr Notes                         t                 3,100 v     15-Jan      2001       14.100%      1,050          1997
14.10% Sub Notes                        t                 3,100 v     15-Jan      2001       14.100%      1,050          1997
10.13% Sub Notes & Sr Notes             t                50,000 v      1-Apr      2003       10.110%          -
 9.38% Sub Notes & Sr Notes             t                75,000 v      1-Feb      2006        9.375%          -
12.25% Sub Notes & Sr Notes             t                81,250 v      1-Feb      2005       12.250%          -
 8.00% Acq. & Other Notes Payable       n                13,859 v                    0        8.000%          -             0
 8.25% Existing Credit Facility         n                     0 v                 1998        8.250%          -
 0.00% Other Notes                      n                     0 v         NA        NA        0.000%          0            NA
                                                    ------------
                                                       $286,309
Pfrd Stock:
-----------
14.33% Pfd Stock                        t                 4,167 v      1-Aug      1999       14.330%      4,167          1997
12.88% Pfd Stock                        t                30,000 v     15-Feb      2009       12.875%          0
0.00%                                   n                     0                               0.000%
                                                    ------------
                                                       $ 34,167
                                                    ------------
     Total Petro                                       $320,476
                                                    ------------

Star Instruments:
----------------------------
8.04% 1st Mortgage Notes                n                85,000 v         NA        NA        8.040%          -             0
8.25% WC Revolver                       n                     0           NA        NA        8.250%          -            NA
7.50% Acquisition Facility              n                     0 v         NA        NA        7.500%          -            NA
8.50% New Debt                          n               125,000 v         NA        NA        8.500%          0            NA
7.17% Pearl Notes                       n                11,000           NA        NA        7.170%          0            NA
                                                    ------------
                                                       $210,000
                                                    ------------
     Total Combined                                    $530,476
                                                    ============
                                    % Red/     Red/Exchg   Defeasance    Red/Exchg/Defease    Exchanged
                                                                        -------------------
Petro Instruments:                Exchanged      Price       Price       Value     Premium    Int Rate   Security Type
----------------------------     -----------  -----------  ----------   --------- ---------  ----------  -------------
11.96% Sr Notes                        100.0%       110.0%               $66,000   $     0         8.5%  Sr Notes
14.10% Sr Notes                        100.0%       110.0%                 3,410       310               Sr Notes
14.10% Sub Notes                       100.0%       110.0%                 3,410       310               Sub Notes
10.13% Sub Notes & Sr Notes            100.0%       100.0%    106.2%      50,000         -               Sub Notes & Sr Notes
 9.38% Sub Notes & Sr Notes            100.0%       100.0%    108.2%      75,000         -               Sub Notes & Sr Notes
12.25% Sub Notes & Sr Notes            100.0%       105.0%    116.2%      85,313     4,063               Sub Notes & Sr Notes
 8.00% Acq. & Other Notes Payable        0.0%       100.0%                     -         -               Acq. & Other Notes Payable
 8.25% Existing Credit Facility          0.0%       100.0%                     -         -               Existing Credit Facility
 0.00% Other Notes                       0.0%         0.0%                     -         -        11.0%  Other Notes
                                                                                   ---------
                                                                                   $  4,683
Pfrd Stock:
-----------
14.33% Pfd Stock                       100.0%       105.0%                 4,375       208               Pfd Stock
12.88% Pfd Stock                       100.0%       100.0%                30,000         -               Pfd Stock
0.00%                                                                          -         -
                                                                                  ---------
                                                                                   $   208
                                                                                  ---------
     Total Petro                                                                   $ 4,891
                                                                                  ---------

Star Instruments:
----------------------------
8.04% 1st Mortgage Notes                 0.0%         0.0%                     -         -               1st Mortgage Notes
8.25% WC Revolver                        0.0%         0.0%                     -         -               WC Revolver
7.50% Acquisition Facility               0.0%         0.0%                     -         -               Acquisition Facility
8.50% New Debt                           0.0%         0.0%                     -         -               Now Debt
7.17% Pearl Notes                        0.0%         0.0%                     -         -               Pearl Notes
                                                                                  ---------
                                                                                   $     0
                                                                                  ---------
     Total Combined                                                                $ 4,891
                                                                                  ---------

Star Stand Alone Distribution Assumptions
--------------------------------------------------------------------------------

                                                         Marginal Interest In:
                                                        ------------------------
                                          Distribution     Public         GP
                                          ------------     ------       --------
Minimum Quarterly Distribution                  $2.20          98%           2%
First Target Distribution                       $2.42          98%           2%
Second Target Distribution                      $2.84          85%          15%
Third Target Distribution                       $3.70          75%          25%
Thereafter                                         NM          50%          50%

Target Distribution Level                       $2.20
Annual Distribution Increase                    $0.00


Standard Distribution Structure ("S")     ------------
 or Target ("T")                               t
                                          ------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                         Marginal Interest In                      Incentive Rights
                                                        ------------------------               ------------------------
                                          Distribution     Public         GP      Incen. Rt.      GP         Sr. Sub.
                                          ------------     ------       --------  ----------   ----------  ------------
Minimum Quarterly Distribution                  $2.20          98%           2%           0%          24%           76%
First Target Distribution                       $2.42          98%           2%           0%          24%           76%
Second Target Distribution                      $2.84          85%           2%          13%          24%           76%
Third Target Distribution                       $3.70          75%           2%          23%          24%           76%
Thereafter                                         NM          50%           2%          48%          24%           76%

                                              1998           1999         2000         2001        2002      Thereafter
                                          ------------     ------       --------  ----------   ----------  ------------
Annual Indicated Distribution Increase          $0.00       $0.10          $0.10       $0.20       $0.20        $0.05
Target Indicated Distribution Level             $2.20       $2.30          $2.40       $2.60       $2.80


Standard Distribution Structure ("S")             ------------
 or Target ("T")                                       t
                                                  ------------
------------------------------------------------------------------------------------------------------------------------

                                    3 of 18

PROJECT HEAT
================================================================================
PRO FORMA OPENING BALANCE SHEET

(in thousands except per share and per unit data)       SCENARIO III: WORST CASE


OPENING BALANCE SHEET                                         STAR GAS                                    PETRO
                                               -------------------------------------      -------------------------------------
                                                12/31/97    ADJUSTMENTS     9/30/98        12/31/97    ADJUSTMENTS     9/30/98
                                               ----------  -------------  ----------      ----------  -------------  ----------
Assets:
   Cash                                         $  3,452      ($ 2,951)    $    501        $  2,390      $10,615      $ 13,005
   Other Current Assets                           18,537        (3,142)      15,395         102,734      (43,030)       59,704
                                               ----------                 ----------      ----------                 ----------
     Total Current Assets                         21,989                     15,895         105,124                     72,709

   PP&E and Intangibles, Net                     108,809        (3,995)     104,814         124,804         -          107,763
   Investments in Unconsolidated Affiliates         -             -            -              7,535       (7,122)          413
   Other Assets                                   48,653        (2,115)      46,338          10,385          (19)       10,364
                                               ----------                 ----------      ----------                 ----------
     Total Assets                                179,451                    167,248         247,846                    191,269
                                               ==========                 ==========      ==========                 ==========

Liabilities:
   Current Liabilities                            11,514        (4,143)       7,371          92,688         -           70,110
   8.25% Existing Credit Facility                   -            7,457        7,457          21,500      (21,500)         -
   Long Term Debt                                 96,000          -          96,000         278,378        7,931       286,309
   Total Preferred Stock                            -             -            -             34,167         -           34,167
   Other Liabilities                                  54            (3)          51          10,745          (47)       10,698
                                               ----------                 ----------      ----------                 ----------
     Total Liabilities                           107,568                    110,879         437,478                    401,284

Common Shareholder's/Partner's Equity             71,883       (15,515)      56,368        (189,632)     (20,383)     (210,015)
                                               ----------                 ----------      ----------                 ----------
     Total Liabilities and Equity               $179,451                   $167,248        $247,846                   $191,269
                                               ==========                 ==========      ==========                 ==========

               check                                -                          -               -
                                                                  PRO FORMA
                                                 MERGER            STAR GAS
                                               ADJUSTMENTS         9/30/98
                                               -----------       -----------
ASSETS:
   Cash                                         ($  2,023)         $ 10,982
   Other Current Assets                              -               75,099
                                               -----------       -----------
     Total Current Assets                          (2,023)           86,081

   PP&E and Intangibles, Net                         -              212,597
   Investments in Unconsolidated Affiliates          (413)             -
   Other Assets                                      -               56,902
                                               -----------       -----------
     Total Assets                                  (2,436)          355,580


LIABILITIES:
   Current Liabilities                               -               77,481
   8.25% Existing Credit Facility                    -                7,437
   Long Term Debt                                 (81,450)          300,859
   Total Preferred Stock                          (34,167)             -
   Other Liabilities                              (10,698)               51
                                               -----------       -----------
     Total Liabilities                           (126,315)          385,848

Common Shareholder's/Partner's Equity             123,378           (30,268)
                                               -----------       -----------
     Total Liabilities and Equity               ($  2,937)         $355,580
                                                                 ===========

               check                                -                  -


PRO FORMA CAPITAL STRUCTURE                                   STAR GAS                                    PETRO
                                               -------------------------------------      -------------------------------------
                                                12/31/97    ADJUSTMENTS     9/30/98        12/31/97    ADJUSTMENTS     9/30/98
                                               ----------  -------------  ----------      ----------  -------------  ----------
Debt:
8.04% 1st Mortgage Notes                        $ 85,000                   $ 85,000        $      0       $     0     $      0
8.25% WC Revolver                                   -          7,437          7,457            -             -            -
7.50% Acquisition Facility                          -                          -               -             -            -
7.17% Pearl Notes                                 11,000                     11,000            -             -            -

11.96% Sr Notes                                     -                          -             60,000          -          60,000
14.10% Sr Notes                                     -                          -              4,150        (1,050)       3,100
14.10% Sub Notes                                    -                          -              4,150        (1,050)       3,100
10.13% Sub Notes & Sr Notes                         -                          -             50,000          -          50,000
9.38% Sub Notes & Sr Notes                          -                          -             75,000          -          75,000
12.25% Sub Notes & Sr Notes                         -                          -             81,250          -          81,250
0.00% Other Notes                                   -                          -                  0          -               0
8.00% Arg. & Other Notes Payable                    -                          -             16,798        (2,939)      13,859
8.25% Existing Credit Facility                      -                          -                  0          -               0

8.46% Exchanged Debt                                -                          -               -             -            -
8.50% New Debt                                      -                          -               -             -            -
                                               ----------                 ----------      ----------                 ----------
     Total Debt                                   96,000                    103,457         291,348                    286,309
                                               ----------                 ----------      ----------                 ----------

Preferred Stock:
14.33% Pfd Stock                                    -                          -              4,167          -           4,167
12.88% Pfd Stock                                    -                          -             30,000          -          30,000
                                               ----------                 ----------      ----------                 ----------
     Total Preferred                                -                          -             34,167                     34,167
                                               ----------                 ----------      ----------                 ----------


Common Shareholder's/Partner's Equity             71,883                     56,368        (189,632)      (20,383)    (210,015)
                                               ----------                 ----------      ----------                 ----------


        Total Capital                           $167,883                   $159,825        $135,883                   $110,461
                                               ==========                 ==========      ==========                 ==========
                                                                     PRO FORMA
                                                    MERGER            STAR GAS
                                                  ADJUSTMENTS         9/30/98
                                                  -----------       -----------
Debt:
8.04% 1st Mortgage Notes                            $      0          $ 85,000
8.25% WC Revolver                                       -                7,457
7.50% Acquisition Facility                              -                 -
7.17% Pearl Notes                                       -               11,000

11.96% Sr Notes                                      (60,000)             -
14.10% Sr Notes                                       (3,100)             -
14.10% Sub Notes                                      (3,100)             -
10.13% Sub Notes & Sr Notes                          (50,000)             -
9.38% Sub Notes & Sr Notes                           (75,000)             -
12.25% Sub Notes & Sr Notes                          (81,250)             -
0.00% Other Notes                                       -                 -
8.00% Arg. & Other Notes Payable                        -               13,859
8.25% Existing Credit Facility                          -                 -

8.46% Exchanged Debt                                  66,000            66,000
8.50% New Debt                                       125,000           125,000

     Total Debt                                      (81,450)          308,316       (123,543.00)
                                                                    -----------
Preferred Stock:
14.33% Pfd Stock                                      (4,167)             -
12.88% Pfd Stock                                     (30,000)             -
                                                  -----------       -----------
     Total Preferred                                 (34,167)             -
                                                                    -----------

Common Shareholder's/Partner's Equity                123,378           (30,268)
                                                                    -----------

        Total Capital                                                 $278,048
                                                                    ===========

                                    4 of 18

PROJECT HEAT
====================================================================================================================================
(In thousands except per share and per unit data)

                                         SCENARIO III: WORST CASE
STAR GAS STAND ALONE INCOME STATEMENT
                                         Estimated Normalized                             Projected
                                                              ----------------------------------------------------------------------
                                           1998       1998       1999        2000      2001     2002      2003      2004     2005
                                         ---------  --------  ---------  --------- --------- ---------  --------- -------- ---------
EBITDA                                     $18,629   $22,781    $26,730    $28,541   $30,361   $32,188    $34,125  $36,178  $38,356
    Depreciation and Amortization           11,629    11,629     12,768     15,111    16,137    17,178     18,229   19,291   20,364
                                         ---------  --------  ---------  --------- ---------  --------   --------  -------  -------

EBIT                                         7,000    11,152     13,962     13,430    14,224    15,010     15,896   16,887   17,992
    Interest Expense                        (7,807)   (7,807)    (9,114)   (10,028)  (10,748)  (11,276)    (9,858) (10,217) (10,452)
    Interest Income                             18        18         35         35        35        35         35       35       35
    Other Income                                 -         -          -          -         -         -          -        -        -
                                         ---------  --------  ---------  --------- ---------  --------   --------  -------  -------

Income Before Taxes                           (789)    3,363      4,883      3,437     3,511     3,769      6,073    6,705    7,575
    Current Income Taxes                       (25)      (25)       (25)       (25)      (25)      (25)       (25)     (25)     (25)
    Deferred Income Taxes                        -         -          -          -         -         -          -        -        -
                                         ---------   -------  ---------  --------- ---------  --------   --------  -------- -------

Net Income Available To Common               ($814)   $3,338     $4,858     $3,412    $3,486    $3,744     $6,048   $6,680   $7,550
                                        ==========   =======  =========  =========  ========  ========   ========  =======  =======

STAR GAS STAND ALONE UNITS OUTSTANDING

Common Units
    Beginning Balance                        3,832     3,832      3,832      4,317     4,317     4,517      4,717    4,717    4,717
     Issuance                                    0         0        485          0       200       200          0        0        0
     Buyback                                     0         0          0          0         0         0          0        0        0
                                        ----------   -------  ---------  ---------  --------  --------   --------  -------- -------
    Ending Balance                           3,832     3,832      4,317      4,317     4,517     4,717      4,717    4,717    4,717
                                        ----------   -------  ---------  ---------  --------  --------   --------  -------- -------

Subordinated Units
    Beginning Balance                        2,396     2,396      2,396      2,396     2,396     2,396      2,396    2,396    2,396
     Issuance                                    0         0          0          0         0         0          0        0        0
     Buyback                                     0         0          0          0         0         0          0        0        0
                                        ----------   -------  ---------  ---------  --------  --------   --------  -------  -------
    Ending Balance                           2,396     2,396      2,396      2,396     2,396     2,396      2,396    2,396    2,396
                                        ----------   -------  ---------  ---------  --------  --------   --------  -------  -------

GP Implied Units
    Beginning Balance                          127       127        127        127       127       127        127      127      127
     Issuance                                    0         0          0          0         0         0          0        0        0
     Buyback                                     0         0          0          0         0         0          0        0        0
                                        ----------   -------  ---------  ---------  --------  --------   --------  -------  -------
    Ending Balance                             127       127        127        127       127       127        127      127      127
                                        ----------   -------  ---------  ---------  --------  --------   --------  -------  -------

       Total Units                           6,355     6,355      6,840      6,840     7,040     7,240      7,240    7,240    7,240
                                        ==========   =======  =========  =========  ========  ========   ========  =======  =======

                                    5 of 18

PROJECT HEAT
================================================================================
(in thousands except per share and per unit data)

                               Scenario III:   Worst Case  Estimated                              Projected
                                                                    ---------------------------------------------------------------
                                                            1998     1999     2000      2001     2002     2003      2004      2005
                                                           ------   ------   ------    ------   ------   ------    ------    ------
STAR GAS STAND ALONE BALANCE SHEET

Assets:
     Cash                                                  $    501 $  1,000 $  1,000  $  1,000 $  1,000 $  1,000 $  1,000 $  1,000
     Other Current Assets                                    15,395   18,600   19,317    20,037   20,760   21,526   22,339   23,200
                                                           -------- -------- --------  -------- -------- -------- -------- --------
      Total Current Assets                                   15,895   19,600   20,317    21,037   21,760   22,526   23,339   24,200

     PP&E and Intangibles, Net                              104,814  112,117  112,225   111,632  110,148  107,768  104,484  100,291
      Other Assets                                           46,538   46,538   46,538    46,538   46,538   46,538   46,538   46,538
                                                           -------- -------- --------  -------- -------- -------- -------- --------
      Total Assets                                          167,248  178,255  179,080   179,207  178,446  176,832  174,361  171,029
                                                           ======== ======== ========  ======== ======== ======== ======== ========

Liabilities:
     Current Liabilities                                      7,371   10,576   11,293    12,013    12,736   13,502   14,315   15,176
     Total Debt                                             103,457  109,651  120,328   125,805  130,133  135,685  139,702  141,910
     Other Liabilities                                           51       51       51        51       51       51       51       51
                                                           -------- -------- --------  -------- -------- -------- -------- --------
      Total Liabilities                                     110,879  120,279  131,672   137,869  102,920  149,239  154,068  157,167

Partner's Equity                                             56,368   57,976   47,407    41,338   35,526   27,593   20,293   13,862
                                                           -------- -------- --------  -------- -------- -------- -------- --------
      Total Liabilities and Equity                         $167,248 $178,255 $179,080  $179,207 $178,446 $176,832 $174,361 $171,029
                                                           ======== ======== ========  ======== ======== ======== ======== ========
                                Check                             -        -        -         -        -        -        -        -

STAR GAS STAND ALONE CASH FLOW STATEMENT

  Net Income                                                        $  4,858 $  3,412  $  3,486 $  3,744 $  6,048 $  6,680 $  7,550
     Depreciation and Amortization                                    12,768   15,111    16,137   17,178   18,229   19,291   20,364
     Deferred Taxes                                                        -        -         -        -        -        -        -
     Other Income                                                          -        -         -        -        -        -        -
     Other Asset/Liabilities                                               -        -         -        -        -        -        -
     Change in Working Capital                                            (0)       -        (0)      (0)       0       (0)      (0)
                                                                    -------- --------  -------- -------- -------- -------- --------
  Cash from Operations                                                17,626   18,523    19,623   20,922   24,277   25,971   27,914
                                                                    -------- --------  -------- -------- -------- -------- --------

    Maintenance CapEx                                                 (3,274)  (3,395)   (3,694)  (3,816)  (3,942)  (4,072)  (4,206)
    Internal Growth CapEx                                             (1,797)  (1,824)   (1,850)  (1,878)  (1,906)  (1,935)  (1,965)
    External Growth CapEx                                            (15,000) (10,000)  (10,000) (10,000) (10,000) (10,000) (10,000)
                                                                    -------- --------  -------- -------- -------- -------- --------
 Cash from Investments                                               (20,071) (15,219)  (15,544) (15,694) (15,848) (16,007) (16,171)
                                                                    -------- --------  -------- -------- -------- -------- --------

     Acquisition Borrowing                                            16,797   11,824    11,850   11,878   11,906   11,935   11,965
     Remaining Distributions to Repay Debt                              (336)  (1,112)   (1,913)  (3,090)  (6,319)  (7,884)  (9,692)
     Amortization of Mortgage Notes                                        -        -         -        -        -        -        -
     Borrowing to Repay Existing Debt                                      -        -         -        -        -        -        -
     Borrowing for Changes in WC                                           0        -         0        0       (0)       0        0
     Borrowing to Pay Full MQD                                             -        -         -        -        -        -        -
     Change in Equity                                                 10,731        -     4,425    4,425        -        -        -
     Distributions                                                   (13,981) (13,981)  (13,981) (13,981) (13,981) (13,981) (13,981)
                                                                    -------- --------  -------- -------- -------- -------- --------
    Cash from Financing                                               13,211   (3,269)      381     (768)  (8,393)  (9,929) (11,708)
                                                                    -------- --------  -------- -------- -------- -------- --------

  Net Cash Flow                                                       10,766       35     4,460    4,460       35       35       35
  Initial Cash Balance                                                   501    1,000     1,000    1,000    1,000    1,000    1,000
                                                                    -------- --------  -------- -------- -------- -------- --------
  Cash Available for Paydown of WC Revolver and Acq. Facility         11,266    1,035     5,460    5,460    1,035    1,035    1,035

  Minimum Cash Balance                                                 1,000    1,000     1,000    1,000    1,000    1,000    1,000

  Borrowing/(Paydown) on WC Revolver and Acq. Facility               (10,266)     (35)   (4,460)  (4,460)     (35)     (35)     (35)
                                                                    -------- --------  -------- -------- -------- -------- --------

  Net Change in Cash                                                     499        -         -        -        -        -        -
                                                                    -------- --------  -------- -------- -------- -------- --------

  Ending Cash Balance                                               $  1,000 $  1,000  $  1,000 $  1,000 $  1,000 $  1,000 $  1,000
                                                                    ======== ========  ======== ======== ======== ======== ========

                                    6 of 18

PROJECT HEAT
------------------------------------------------------------------------------------------------------------------------------------
(In thousands except per share and per unit data)
                                               Scenario III:  Worst Case
                                               Estimated  Normalized                        Projected
                                                                       -------------------------------------------------------------
                                               1998         1998         1999         2000         2001         2002         2003
                                               ----         ----         ----         ----         ----         ----         ----
Star Gas Stand Alone EBITDA Calculation
(see Tab 3; cases)
------------------------------------------------------------------------------------------------------------------------------------
                                                            Year 1       Year 2       Year 3       Year 4       Year 5     Year 6
EBITDA Growth Rate                                                22.3%       1.7%         1.7%         1.7%         1.7%     1.7%
------------------------------------------------------------------------------------------------------------------------------------
Base EBITDA:                  Timing
                              End       1998
                              Mid       1999
                              Mid       2000
                              Mid       2001
                              Mid       2002
                              Mid       2003
                              Mid       2004
                              Mid       2005
                                               -------      -------      -------      -------      -------      -------    ---------
Total EBITDA                                   $18,629      $22,781      $26,730      $28,541      $30,361      $32,188    $34,125
                                               =======      =======      =======      =======      =======      =======    =========

Star Gas Stand Alone Depreciation Calculation

Existing Depreciation                          $11,629      $11,629      $11,629      $11,629      $11,629      $11,629    $ 11,629

Maintenance CapEx:            1998      2,710       $0           $0      $   181      $   181      $   181      $   181    $    181
     Annual Growth: 3.3%      1999      3,274                                109          218          218          218         218
                              2000      3,395                                             113          226          226         226
                              2001      3,694                                                          123          246         246
                              2002      3,816                                                                       127         254
                              2003      3,942                                                                                   131
                              2004      4,072
                              2005      4,206

Internal Growth CapEx:        1998      1,841        -            -          123          123          123          123         123
     Annual Growth: 1.5%      1999      1,797                                 60          120          120          120         120
                              2000      1,824                                              61          122          122         122
                              2001      1,850                                                           63          123         123
                              2002      1,878                                                                        63         125
                              2003      1,906                                                                                    64
                              2004      1,935
                              2005      1,965

External Growth CapEx:        1998     20,000       -            -           -          1,333        1,333        1,333       1,333
     Annual Growth 0.0%       1999     15,000                                667        1,000        1,000        1,000       1,000
                              2000     10,000                                             333          667          667         667
                              2001     10,000                                                          333          667         667
                              2002     10,000                                                                       333         667
                              2003     10,000                                                                                   333
                              2004     10,000
                              2005     10,000
                                               -------      -------      -------      -------      -------      -------    --------
Total Depreciation                             $11,629      $11,629      $12,768      $15,111      $16,137      $17,178    $ 18,229
                                               =======      =======      =======      =======      =======      =======    ========

PROJECT HEAT
------------------------------------------------------------------------------------------------------------------------------------
(In thousands except per share and per unit data)

                                                 Scenario III:  Worst Case
                                                   Estimated  Normalized                              Projected
                                                                           ---------------------------------------------------------
                                                                                                    2004      2005
                                                                                                  --------  --------
Star Gas Stand Alone EBITDA Calculation
(see Tab 3; cases)
------------------------------------------------------------------------------------------------------------------------------------
  EBITDA Growth Rate                                                                             Year 7       Year 8
                                                                                                    1.7%         1.7%
------------------------------------------------------------------------------------------------------------------------------------
  Base EBITDA:                  Timing
                                End       1998
                                Mid       1999
                                Mid       2000
                                Mid       2001
                                Mid       2002
                                Mid       2003
                                Mid       2004
                                Mid       2005                                                  --------     --------
                                                                                                 $36,178      $38,356
                                                                                                ========     ========
  Total EBITDA

Star Gas Stand Alone Depreciation Calculation

Building Depreciation                                                                            $11,629      $11,629

Maintenance CapEx:            1998      2,710                                                    $   181      $   181
     Annual Growth: 3.3%      1999      3,274                                                        218          218
                              2000      3,395                                                        226          226
                              2001      3,694                                                        246          246
                              2002      3,816                                                        254          254
                              2003      3,942                                                        263          263
                              2004      4,072                                                        136          271
                              2005      4,206                                                                     140

Internal Growth CapEx:        1998      1,841                                                        123          123
     Annual Growth: 1.5%      1999      1,797                                                        120          120
                              2000      1,824                                                        122          122
                              2001      1,850                                                        123          123
                              2002      1,878                                                        125          125
                              2003      1,906                                                        127          127
                              2004      1,935                                                         65          129
                              2005      1,965                                                                      65
`
External Growth CapEx:        1998     20,000                                                      1,333        1,333
     Annual Growth 0.0%       1999     15,000                                                      1,000        1,000
                              2000     10,000                                                        667          667
                              2001     10,000                                                        667          667
                              2002     10,000                                                        667          667
                              2003     10,000                                                        667          667
                              2004     10,000                                                        333          667
                              2005     10,000                                                                     333
                                                                                                  -------     -------
Total Depreciation                                                                               $19,291      $20,364
                                                                                                 ========     =======

                                    7 of 18

Project Heat
-----------------------------------------------------------------------------------------------------------------------------------
Star Gas Stand Alone Debt Schedule
(In thousands except per share and per unit share)        Scenario III: Worst Case

                                                       Estimated    Normalized                   Projected
                                                                                  -----------------------------------------
                                                          1998         1998         1999       2000       2001        2002
                                                        --------      -------     -------     ------     ------      ------
 8.04% 1st Mortgage Notes
   Beginning Balance                                     $85,000       $85,000      $85,000   $85,000      $85,000     $85,000
    Borrowing                                                  0             0            0         0            0           0
    Amortization                                               0             0            0         0            0           0
                                                        ---------     ---------   ---------- ---------   ----------  ----------
   Ending Balance                                         85,000        85,000       85,000    85,000       85,000      85,000

   Interest Payment                              8.04%     6,834         6,134        6,834     6,834        6,834       6,834
   Make-Whole Payment                                          0             0            0         0            0           0

7.17% Pearl Notes
   Beginning Balance                                          $0            $0      $11,000   $11,000      $11,000     $11,000
    Borrowing                                             11,000        11,000            0         0            0           0
    Amortization                                               0             0            0         0            0           0
                                                        ---------     ---------   ---------- ---------   ----------  ----------
   Ending Balance                                         11,000        11,000       11,000    11,000       11,000      11.000

   Interest Payment                              7.17%       613           613          789       789          789         789
   % of year Pearl Notes Outstanding                        77.7%         77.7%           0         0            0           0

8.25% WC Revolver
   Beginning Balance                                          -             -        $7,457    $7,457       $7,457      $7,457
    Borrowing for Change in WC                                -             -             0         0            0           0
    Borrowing to Pay Full MQD                              5,894         1,742           -         -            -          -
    Borrowing/(Payment)                                    1,563         5,715            0         0            0           0
                                                        ---------     ---------   ---------- ---------   ----------  ----------
   Ending Balance                                          7,457         7,457        7,457     7,457        7,457       7,457

   Effective Avg WC Balance                                3,729         3,729        3,729     3,729        3,729       3,729
   Interest Payment                              8.25%       308           308          308       308          308         308

7.50% Acquisition Facility
   Beginning Balance                                          -             -            $0   $ 6,194      $16,871     $22,348
    External Acquisitions                                 20,000        20,000       10,000    10,000       10,000      10,000
    External Acquisitions at Beginning of 1999                -             -         5,000        -            -           -
    Internal Acquisitions                                  1,841         1,841        1,797     1,824        1,850       1,878
    Borrowings to Repay Existing Debt                         -             -            -         -            -           -
    Payment                                                   -             -       (10,266)      (35)      (4,460)     (4,460)
    Remaining Distributions to Repay Debt                     -             -          (336)   (1,112)      (1,913)     (3,090)
                                                        ---------     ---------   ---------- ---------   ----------  ----------
   Ending Balance                                              0             0        6,194    16,871       22,348      26,676

   Interest Payment                              7.50%        69            69          420       865        1,471       1,838

Total Debt
   Beginning Balance                                     $85,000       $85,000     $103,457  $109,651     $120,328    $125,805
    Amortization of Mortgage Notes                            -             -            -         -            -           -
    Borrowing for Pearl Notes                             11,000        11,000           -         -            -           -
    Borrowing for Changes in WC                               -             -             0        -             0           0
    Borrowing  to Pay Full MQD                             5,894         1,742           -         -            -           -
    Acquisition Borrowing                                 21,841        21,841       16,797    11,824       11,850      11,878
    Borrowing to Repay Existing Debt                          -             -            -         -            -           -
    Remaining Distributions to Repay Debt                     -             -          (336)   (1,112)      (1,913)     (3,090)
    Borrowing/(Payment) on WC Revolver and
    Acq. Facility                                          1,563         5,715      (10,266)      (35)      (4,460)     (4,460)
                                                        ---------     ---------   ---------- ---------   ----------  ----------
   Ending Balance                                       $125,298      $125,298     $109,651  $120,328     $125,805    $130,133
                                                        =========     =========   ========== =========   ==========  ==========

Interest Expense
   Interest Expense                                       $7,824        $7,824       $8,350    $8,795       $9,401      $9,769
   Bank Fee                                                   94            94           94        94           94          94
                                                        ---------       ------ --    ------  -  ---------  -------       ---------
      Total Interest Payment                              $7,807        $7,807       $9,114   $10,028      $10,748     $11,276
                                                         ========        ========     ======== ==========     =========  ==========

                                                          2003          2004         2005
                                                       ----------    ----------   ----------
 8.04% 1st Mortgage Notes
   Beginning Balance                                     $85,000       $85,000      $85,000
    Borrowing                                                  0             0            0
    Amortization                                               0             0            0
                                                        ---------     ---------   ----------
   Ending Balance                                         85,000        85,000       85,000

   Interest Payment                                        6,834         6,834        6,834
   Make-Whole Payment                                          0             0            0

7.17% Pearl Notes
   Beginning Balance                                     $11,000       $11,000      $11,000
    Borrowing                                                  0             0            0
    Amortization                                               0             0            0
                                                        ---------     ---------   ----------
   Ending Balance                                         11,000        11,000       11,000

   Interest Payment                                          789           789          789
   % of year Pearl Notes Outstanding                           0             0            0

8.25% WC Revolver
   Beginning Balance                                      $7,457        $7,457       $7,457
    Borrowing for Change in WC                                (0)            0            0
    Borrowing to Pay Full MQD                                 -             -            -
    Borrowing(Payment)                                         0             0            0
                                                        ---------     ---------   ----------
   Ending Balance                                          7,457         7,457        7,457

Effective Avg WC Balance                                   3,729         3,729        3,729
Interest Payment                                             308           308          308

7.50% Acquisition Facility
   Beginning Balance                                     $26,676       $32,228      $36,245
    External Acquisitions                                 10,000        10,000       10,000
    External Acquisitions at Beginning of 1999                -             -            -
    Internal Acquisitions                                  1,906         1,935        1,965
    Borrowings to Repay Existing Debt                         -             -            -
    Payment                                                  (35)          (35)         (35)
    Remaining Distributions to Repay Debt                 (6,319)       (7,884)      (9,692)
                                                        ---------     ---------   ----------
   Ending Balance                                         32,228        36,245       38,483

   Interest Payment                                        1,834         2,193        2,427

Total Debt
   Beginning Balance                                    $130,133      $135,685     $139,702
    Amortization of Mortgage Notes
                                                              -             -            -
    Borrowing for Pearl Notes                                 -             -            -
    Borrowing for Changes in WC                               (0)            0            0
    Borrowing  to Pay Full MQD                                -             -            -
    Acquisition Borrowing                                 11,906        11,935       11,965
    Borrowing to Repay Existing Debt                          -             -            -
    Remaining Distributions to Repay Debt                 (6,319)       (7,884)      (9,692)
    Borrowing/(Payment) on WC Revolver and
    Acq. Facility                                            (35)          (35)         (35)
                                                        ---------     ---------   ----------
   Ending Balance                                       $135,685      $139,702     $141,940
                                                        =========     =========   ==========


Interest Expense
   Interest Expense                                       $9,764       $10,123      $10,358
   Bank Fee                                                   94            94           94
                                                        ---------     ---------   ----------
      Total Interest Payment                              $9,858       $10,217      $10,452
                                                        =========     =========   ==========

PAINEWEBBER INCORPORATED                           For discussion purposes only

                                    8 of 18

PROJECT HEAT
====================================================================================================================================
STAR GAS STAND ALONE SCHEDULE OF ACTUAL DISTRIBUTIONS       Scenario III: Worst Case
(in thousands except per share and per unit data)

                                                   Estimated     Normalized                         Projected
                                                                              ---------------------------------------------------
ASSUMES REVISED TARGET DISTRIBUTION STRUCTURE        1998           1998        1999        2000      2001       2002      2003
                                                  ----------    ----------   ----------  --------- ---------- --------- ----------
Distributable Cash
------------------
Cash from Operations                                $10,815       $14,967      $17,626    $18,523   $19,623    $20,922   $24,277
     Maintenance CapEx                               (2,710)       (2,710)      (3,274)    (3,395)   (3,694)    (3,816)   (3,942)
     Other                                              (18)          (18)         (35)       (35)      (35)       (35)      (35)
                                                  ----------   -----------    ---------  ---------  ---------  --------- ----------
Total MLP Distributable Cash Flow                     8,087        12,239       14,317     15,093    15,894     17,071    20,300
Distributable Cash Flow/Unit                        $  1.27       $  1.93      $  2.25     $ 2.38   $  2.50    $  2.69   $  3.19

Structure
---------
Common Unit Ending Balance                            3,832         3,832        3,832      3,832     3,832      3,832     3,832
Subordinated Units                                    2,396         2,396        2,396      2,396     2,396      2,396     2,396
General Partner Interest Unit Equivalent                127           127          127        127       127        127       127
                                                  ----------   -----------    ---------  ---------  ---------  --------- ----------
Total Units Outstanding                               6,355         6,355        6,355      6,355     6,355      6,355     6,355

Distribution Levels
-------------------
MQD                                                 $  2.20       $  2.20      $  2.20    $  2.20   $  2.20    $  2.20   $  2.20
First Target                                        $  2.42       $  2.42      $  2.42    $  2.42   $  2.42    $  2.42   $  2.42
Second Target                                       $  2.84       $  2.84      $  2.84    $  2.84   $  2.84    $  2.84   $  2.84
Third Target                                        $  3.70       $  3.70      $  3.70    $  3.70   $  3.70    $  3.70   $  3.70
Indicated Cash Distribution                         $  2.20       $  2.20      $  2.20    $  2.20   $  2.20    $  2.20   $  2.20

Distribution of MQD
-------------------
Cash Available                                        8,087        12,239       14,317     15,093    15,394     17,071     20,300
Cash Borrowed to Pay Full MQD                         5,894         1,742            0          0         0          0          0
Allocation to:
     Common Units                                     8,430         8,430        8,430      8,430     8,430      8,430      8,430
     Subordinated Units                               5,271         5,271        5,271      5,271     5,271      5,271      5,271
     General Partner Interest                           280           280          280        280       280        280        280

First Target Distribution
-------------------------
Cash Available                                            0             0          336      1,112     1,913      3,090      6,319

     Cash Required for Target Distribution                0             0        1,398      1,398     1,398      1,398      1,398
     Cash Required for Indicated Distribution             0             0            0          0         0          0          0
     Actual Cash Distributed                              0             0            0          0         0          0          0

Allocation to:
     Common Units                                         0             0            0          0         0          0         0
     Subordinated Units                                   0             0            0          0         0          0         0
     General Partner Interest                             0             0            0          0         0          0         0

Second Target Distribution
--------------------------
Cash Available                                            0             0            0          0         0          0         0

     Cash Required for Target Distribution                0             0            0          0         0          0         0
     Cash Required for Indicated Distribution             0             0            0          0         0          0         0
     Actual Cash Distributed                              0             0            0          0         0          0         0

Allocation to:
     Common Units                                         0             0            0          0         0          0          0
     Subordinated Units                                   0             0            0          0         0          0          0
     General Partner Interest                             0             0            0          0         0          0          0
     Incentive Distribution                               0             0            0          0         0          0          0

Third Target Distribution
-------------------------
Cash Available                                            0             0            0          0         0          0          0

     Cash Required for Target Distribution                0             0            0          0         0          0          0
     Cash Required for Indicated Distribution             0             0            0          0         0          0          0
     Actual Cash Distributed                              0             0            0          0         0          0          0

Allocation to:
     Common Units                                         0             0            0          0         0          0          0
     Subordinated Units                                   0             0            0          0         0          0          0
     General Partner Interest                             0             0            0          0         0          0          0
     Incentive Distribution

                                                                     Projected
                                                            ------------------------------
Assumes Revised Target Distribution Structure                   2004             2005
                                                            ------------    --------------
Distributable Cash
------------------
Cash from Operations                                          $25,971           $27,914
     Maintenance CapEx                                         (4,072)           (4,206)
     Other                                                        (35)              (35)
                                                            ----------         -----------
Total MLP Distributable Cash Flow                              21,864            23,673
Distributable Cash Flow/Unit                                    $3.44           $  3.73

Structure
---------
Common Unit Ending Balance                                      3,832             3,832
Subordinated Units                                              2,396             2,396
General Partner Interest limit Equivalent                         127               127
                                                            ----------         -----------
Total Units Outstanding                                         6,355             6,355

Distribution Levels
-------------------
MQD                                                           $  2.20           $  2.20
First Target                                                  $  2.42           $  2.42
Second Target                                                 $  2.84           $  2.84
Third Target                                                  $  3.70           $  3.70
Indicated Cash Distribution                                   $  2.20           $  2.20

Distribution of MQD
-------------------
Cash Available                                                 21,864            23,673
Cash Borrowed to Pay Full MQD                                       0                 0
Allocation to:
     Common Units                                               8,430             8,430
     Subordinated Units                                         5,271             5,271
     General Partner Interest                                     280               280

First Target Distribution
-------------------------
Cash Available                                                  7,884             9,692

     Cash Required for Target Distribution                      1,398             1,398
     Cash Required for Indicated Distribution                       0                 0
     Actual Cash Distributed                                        0                 0

Allocation to:
     Common Units                                                   0                 0
     Subordinated Units                                             0                 0
     General Partner Interest                                       0                 0

Second Target Distribution
--------------------------
Cash Available                                                      0                 0

     Cash Required for Target Distribution                          0                 0
     Cash Required for Indicated Distribution                       0                 0
     Actual Cash Distributed                                        0                 0

Allocation to:
     Common Units                                                   0                 0
     Subordinated Units                                             0                 0
     General Partner Interest                                       0                 0
     Incentive Distribution                                         0                 0

Third Target Distribution
-------------------------
Cash Available                                                      0                 0

     Cash Required for Target Distribution                          0                 0
     Cash Required for Indicated Distribution                       0                 0
     Actual Cash Distributed                                        0                 0

Allocation to:
     Common Units                                                   0                 0
     Subordinated Units                                             0                 0
     General Partner Interest                                       0                 0
     Incentive Distribution                                         0                 0

PROJECT HEAT
====================================================================================================================================
STAR GAS STAND ALONE SCHEDULE OF ACTUAL DISTRIBUTIONS (CONT'D)        SCENARIO III:  WORST CASE

(in thousands except per share and per unit data)

                                      ESTIMATED   NORMALIZED                                 PROJECTED
                                                               --------------------------------------------------------------------
                                         1998        1998        1999      2000      2001      2002      2003      2004      2005
                                      ---------   ----------   --------  --------  --------  --------  --------  --------  --------
Remaining Distribution
----------------------
Cash Available                                0            0          0         0         0         0         0         0         0
Allocation to:
     Common Units                             0            0          0         0         0         0         0         0         0
     Subordinated Units                       0            0          0         0         0         0         0         0         0
     General Partner Interest                 0            0          0         0         0         0         0         0         0
     Incentive Distribution                   0            0          0         0         0         0         0         0         0
     Repay Indebtedness                       0            0        336     1,112     1,913     3,090     6,319     7,884     9,692

Total Distributions
-------------------
Common Units                              8,430        8,430      8,430     8,430     8,430     8,430     8,430     8,430     8,430
Subordinated Units                        5,271        5,271      5,271     5,271     5,271     5,271     5,271     5,271     5,271
General Partner Interest                    280          280        280       280       280       280       280       280       280
Incentive Distributions                       0            0          0         0         0         0         0         0         0
                                      ---------   ----------   --------  --------  --------  --------  --------  --------  --------
     Total Distributions                $13,981      $13,981    $13,981   $13,981   $13,981   $13,981   $13,981   $13,981   $13,981
                                      =========   ==========   ========  ========  ========  ========  ========  ========  ========

Total Distributions Per Unit
----------------------------
Common Unit                               $2.20        $2.20      $2.20     $2.20     $2.20     $2.20     $2.20     $2.20     $2.20
Subordinated Unit                          2.20         2.20       2.20      2.20      2.20      2.20      2.20      2.20      2.20
GP Unit                                    2.20         2.20       2.20      2.20      2.20      2.20      2.20      2.20      2.20

                                   10 of 18


PROJECT HEAT
-----------------------------------------------------------------------------
(in thousands except per share and per unit data)    Scenario III: Worst Case

                                                                                             Projected
                                              Estimated Normalized ______________________________________________________________
                                                 1998     1998       1999     2000     2001     2002     2003    2004     2005
                                              -----------------------------------------------------------------------------------
Petro EBITDA Calculation
---------------------------------------------------------------------------------------------------------------------------------
                                                         Year 1     Year 2   Year 3   Year 4   Year 5   Year 6   Year 7   Year 8
EBITDA Growth Rate                                       (4.1)%     (4.1)%   (4.1)%   (4.1)%   (4.1)%   (4.1)%   (4.1)%   (4.1)%
---------------------------------------------------------------------------------------------------------------------------------
Base EBITDA:           Timing
Acquisitions:           End     1998    $15,000
                        Mid     1999     30,000
                        Mid     2000     30,000
                        Mid     2001     30,000
                        Mid     2002     30,000
                        Mid     2003     30,000
                        Mid     2004     30,000
                        Mid     2005     30,000
                                                -------  --------  --------  -------  -------  -------  -------  -------  -------
Total EBITDA                                    $38,500  $43.440    $51,657  $54,371  $57,058  $59,720  $62,506  $65,422  $68,475
                                                =======  ========  ========  =======  =======  =======  =======  =======  =======


Petro Depreciation Calculation
Existing Depreciation                           $29,660  $29,660    $29,660  $29,660  $29,660  $29,660  $29,660  $29,660  $29,660

Maintenance CapEx:              1998     $3,500       -        -        233      233      233      233      233      233      233
  Annual Growth:0.0%            1999      3,500                         117      233      233      233      233      233      233
                                2000      3,500                                  117      233      233      233      233      233
                                2001      3,500                                           117      233      233      233      233
                                2002      3,500                                                    117      233      233      233
                                2003      3,500                                                             117      233      233
                                2004      3,500                                                                      117      233
                                2005      3,500                                                                               117

Internal Growth CapEx:          1998         $0       -        -          -        -        -        -        -        -        -
  Annual Growth: 0.0%           1999          0                           -        -        -        -        -        -        -
                                2000          0                                    -        -        -        -        -        -
                                2001          0                                             -        -        -        -        -
                                2002          0                                                      -        -        -        -
                                2003          0                                                               -        -        -
                                2004          0                                                                        -        -
                                2005          0                                                                                 -

External Growth CapEx:          1998    $15,000       -        -      1,000    1,000    1,000    1,000    1,000    1,000    1,000
  Annual Growth:  0.0%          1999     30,000                       1,000    2,000    2,000    2,000    2,000    2,000    2,000
                                2000     30,000                                1,000    2,000    2,000    2,000    2,000    2,000
                                2001     30,000                                         1,000    2,000    2,000    2,000    2,000
                                2002     30,000                                                  1,000    2,000    2,000    2,000
                                2003     30,000                                                           1,000    2,000    2,000
                                2004     30,000                                                                    1,000    2,000
                                2005     30,000                                                                             1,000


                                                -------  -------    -------  -------  -------  -------  -------  -------  -------
Total Depreciation                              $29,660  $29,660    $32,010  $34,243  $36,477  $38,710  $40,943  $43,177  $45,410
                                                =======  =======    =======  =======  =======  =======  =======  =======  =======




PaineWebber Incorporated                                     11 of 18                                  For Discussion Purposes Only

Project Heat
--------------------------------------------------------------------------------
(in thousands except per share and per unit data)

                                Scenario III: Worst Case
Star Pro Forma Income Statement

                                                                                  Projected
                                       Estimated Normalized  ----------------------------------------------------------------------
                                          1998       1998     1999       2000      2001      2002      2003      2004       2005
                                       --------- ----------  -------   -------   -------   -------   --------   --------   --------
Combined EBITDA                         $57,129    $66,221   $78,387   $82,912   $87,419   $91,908   $96,631    $101,601   $106,830
  Consolidated Savings                      500        500       500       500       500       500       500         500        500
                                        -------    -------   -------   -------   -------   -------   --------   --------   --------

Pro Forma EBITDA                         57,629     66,721    78,887    83,412    87,919    92,408     97,131    102,101    107,330
  Depreciation and Amortization          41,289     41,289    44,778    49,354    52,613    55,888     59,173     62,468     65,774
                                        -------    -------   -------   -------   -------   -------   --------   --------   --------

EBIT                                     16,340     25,432    34,109    34,058    35,306    36,520     37,959     39,633     41,556
  Interest Expense                      (27,697)   (27,697)  (28,649)  (30,737)  (31,660)  (31,009)   (30,126)   (28,881)       -
  Interest Income                           384        384        35        35        35        35         35         35         35
  Other Income                              -          -         -         -         -         -          -          -          -

EBT                                     (10,972)    (1,880)    5,495     3,355     3,681     5,546      7,867     10,787     41,591
                                        -------    -------   -------   -------   -------   -------   --------   --------   --------
  Current Income Tax                       (525)      (525)      (525)    (525)     (525)     (525)      (525)      525)      (525)
  Deferred Income Taxes                     -          -         -         -         -         -          -          -          -
                                        -------    -------   -------   -------   -------   -------   --------   --------   --------

Net Income Available to Common         ($11,497)  ($ 2,405)  $ 4,970   $ 2,830   $ 3,156   $ 5,021   $  7,342   $ 10,262   $ 41,066
                                        =======    =======   =======   =======   =======   =======   ========   ========   ========

Star Pro Forma Units Outstanding

Common Units
  Beginning Balance                                 10,418    10,418    10,418    10,418    10,418     10,418     10,418     10,418
   Issuance                                           -         -         -         -         -          -          -          -
   Buyback                                            -         -         -         -         -          -          -          -
                                                   -------   -------   -------   -------   -------   --------   --------   --------
  Ending Balance                         10,418     10,418    10,418    10,418    10,418    10,418     10,418     10,418     10,418

SR Subordinated Units
  Beginning Balance                         -        3,296     3,296     3,296     3,296     3,296      3,296      3,296      3,296
    Issuance                                           -         -         -         -         -          -          -          -
    Buyback                                            -         -         -         -         -          -          -          -
                                                   -------   -------   -------   -------   -------   --------   --------   --------
  Ending Balance                          3,296      3,296     3,296     3,296     3,296     3,296      3,296      3,296      3,296

Subordinated Units
  Beginning Balance                                    754       754       754       754       754        754        754        754
    Issuance                                           -         -         -         -         -          -          -          -
    Buyback                                            -         -         -         -         -          -          -          -
                                                   -------   -------   -------   -------   -------   --------   --------   --------
  Ending Balance                            754        754       754       754       754       754        754        754        754

GP Implied Units
  Beginning Balance                                    295       295       295       295       295        295        295        295
    Issuance                                           -         -         -         -         -          -          -          -
    Buyback                                            -         -         -         -         -          -          -          -
                                                   -------   -------   -------   -------   -------   --------   --------   --------
  Ending Balance                            295        295       295       295       295       295        295        295        295
                                        -------    -------   -------   -------   -------   -------   --------   --------   --------

      Total                              14,764     14,764    14,764    14,764    14,764    14,764    14,764      14,764     14,764
                                        =======    =======   =======   =======   =======   =======   ========   ========   ========


PaineWebber Incorporated           12 of 18         For Discussion Purposes Only

Project Heat
--------------------------------------------------------------------------------
(in thousands except per share and per unit data)

Star Pro Forma Balance Sheet                      Scenario III: Worst Case

                                                                                    Projected
                                           Estimated  --------------------------------------------------------------------------
                                             1998       1999       2000       2001       2002       2003       2004       2005
                                           --------   --------   --------   --------   --------   --------   --------   --------
Assets:
 Cash                                      $ 10,982   $  1,000   $  1,000   $  1,000   $  1,000   $  1,000   $  1,000   $  1,000
 Other Current Assets                        75,099    103,680    109,763    115,823    121,858    128,209    134,890    141,921
                                           --------   --------   --------   --------   --------   --------   --------   --------
  Total Current Assets                       86,081    104,680    110,763    116,823    122,858    129,209    135,890    142,921

 PP&E and Intangibles, Net                  212,597    221,390    220,754    217,185    210,491    200,667    187,707    171,604
 Other Assets                                56,902     56,902     56,902     56,902     56,902     56,902     56,902     56,902
                                           --------   --------   --------   --------   --------   --------   --------   --------
  Total Assets                              355,580    382,972    388,420    390,910    390,252    386,778    380,499    371,427
                                           ========   ========   ========   ========   ========   ========   ========   ========

Liabilities:
 Current Liabilities                         77,481    106,062    112,146    118,205    124,240    130,591    137,272    144,303
 8.25% Existing Credit Facility               7,457      7,457      7,457     47,422     87,387    127,352    167,317    207,282
 Total LT Debt                              300,859    328,657    360,624    352,726    343,243    329,181    310,029    257,894
 Other Liabilities                               51         51         51         51         51         51         51         51
                                           --------   --------   --------   --------   --------   --------   --------   --------
  Total Liabilities                         385,848    442,227    480,278    518,405    554,922    587,175    614,669    609,530

Preferred Stock                                   -          -          -          -          -          -          -          -
Common Shareholder's Equity                 (30,268)   (59,255)   (91,858)  (127,494)  (164,669)  (200,397)  (234,170)  (238,103)
                                           --------   --------   --------   --------   --------   --------   --------   --------
  Total Liabilities and Equity             $355,580   $382,972   $388,420   $390,910   $390,252   $386,778   $380,499   $371,427
                                           ========   ========   ========   ========   ========   ========   ========   ========
                              Check               -          -          -         (0)         0         (0)         0         (0)


Star Pro Forma Cash Flow Statement
Net Income                                            $  4,970   $  2,830   $  3,156   $  5,021   $  7,342  $  10,262   $ 41,066
 Depreciation and Amortization                          44,778     49,354     52,613     55,888     59,173     62,468     65,774
 Deferred Taxes                                              -          -          -          -          -          -          -
 Other Assets/Liabilities                                    -          -          -          -          -          -          -
 Change in Non-Cash Working Capital                          -          -          -          -          -          0          -
                                                      --------   --------   --------   --------   --------   --------   --------
Cash from Operations                                    49,748     52,185     55,769     60,909     66,515     72,730    106,840

 Maintenance CapEx                                      (6,774)    (6,895)    (7,194)    (7,316)    (7,442)    (7,572)    (7,706)
 Internal Growth CapEx                                  (1,797)    (1,824)    (1,850)    (1,878)    (1,906)    (1,935)    (1,965)
 External Growth CapEx                                 (45,000)   (40,000)   (40,000)   (40,000)   (40,000)   (40,000)   (40,000)
                                                      --------   --------   --------   --------   --------   --------   --------
Cash from Investments                                  (53,571)   (48,719)   (49,044)   (49,194)   (49,348)   (49,507)   (49,671)

 Acquisition Borrowing                                  46,797     46,824      1,850      1,878      1,906      1,935      1,965
 Remaining Distributions to Repay Debt                  (8,982)    (9,822)    (9,748)   (11,362)   (15,968)   (21,088)   (54,099)
 Amortization of Existing Debt                          (5,478)    (8,141)       (60)       (60)      (120)         -          -
 Borrowing to Repay Existing Debt                        5,478      8,141         60         60        120          -          -
 Borrowing for Changes in WC                                 -          -          -          -          -         (0)         -
 Change in Common Equity                                     -          -          -          -          -          -          -
 Distributions                                         (33,957)   (35,433)   (38,792)   (42,196)   (43,070)   (44,035)   (44,999)
                                                      --------   --------   --------   --------   --------   --------   --------
Cash from Financing                                      3,858      1,569    (46,690)   (51,680)   (57,132)   (63,188)   (97,134)

Net Cash Flow                                               35      5,035    (39,965)   (39,965)   (39,965)   (39,965)   (39,965)
Initial Cash Balance                                    10,982      1,000      1,000      1,000      1,000      1,000      1,000
                                                      --------   --------   --------   --------   --------   --------   --------
Cash Available for Paydown on
 WC Revolver and Acq. Facility                          11,017      6,035    (38,965)   (38,965)   (38,965)   (38,965)   (38,965)

Minimum Cash Balance                                     1,000      1,000      1,000      1,000      1,000      1,000      1,000

Borrowing/(Paydown) on
 WC Revolver and Acq. Facility                         (10,017)    (5,035)    39,965     39,965     39,965     39,965     39,965
                                                      --------   --------   --------   --------   --------   --------   --------
Ending Cash Balance                                      1,000      1,000      1,000      1,000      1,000      1,000      1,000

Net Change in Cash                                     ($9,982)        $0        ($0)        $0        ($0)        $0        ($0)
                                                      ========   ========   ========   ========   ========   ========   ========

                                   13 of 18

Project Heat
--------------------------------------------------------------------------------
(in thousands except per share and per unit data)

Star Pro Forma Income Statement
                                                                        Projected
                                       Estimated Normalized  -----------------------------------------------------------------------
                                          1998       1998     1999       2000      2001      2002      2003       2004       2005
                                       --------- ----------  -------   -------   -------   -------   -------    --------   ---------
                     Scenario III: Worst Case
8.04% 1st Mortgage Notes
 Beginning Balance                      $85,000    $85,000   $85,000   $85,000   $85,000   $85,000   $85,000     $85,000    $85,000
  Borrowing                                   -          -         -         -         -         -         -           -          -
  Amortization                                -          -         -         -         -         -         -           -          -
                                        -------    -------   -------   -------   -------   -------   -------    --------   --------
 Ending Balance                          85,000     85,000    85,000    85,000    85,000    85,000    85,000      85,000     85,000
 Interest Payment           8.04%         6,834      6,834     6,834     6,834     6,834     6,834     6,834       6,834      6,834

7.17% Pearl Notes
 Beginning Balance                       11,000     11,000    11,000    11,000    11,000    11,000    11,000      11,000     11,000
  Borrowing                                   -          -         -         -         -         -         -           -          -
  Amortization                                -          -         -         -         -         -         -           -          -
                                        -------    -------   -------   -------   -------   -------   -------    --------   --------
 Ending Balance                          11,000     11,000    11,000    11,000    11,000    11,000    11,000      11,000     11,000
 Interest Payment           7.17%           789        789       789       789       789       789       789         789        789

0.00% Other Notes
 Beginning Balance                            -          -         -         -         -         -         -           -          -
  Borrowing                                   -          -         -         -         -         -         -           -          -
  Amortization                                -          -         -         -         -         -         -           -          -
                                        -------    -------   -------   -------   -------   -------   -------    --------   --------
 Ending Balance                               -          -         -         -         -         -         -           -          -
 Interest Payment           0.00%             -          -         -         -         -         -         -           -          -

8.50% New Debt
 Beginning Balance                      125,000    125,000   125,000   130,478   138,619   138,679   138,739     138,859    138,859
  Borrowing                                   -          -     5,478     8,141        60       120       120           -          -
  Amortization                                -          -         -         -         -         -         -           -          -
                                        -------    -------   -------   -------   -------   -------   -------    --------   --------
 Ending Balance                         125,000    125,000   130,478   138,619   138,679   138,739   138,859     138,859    138,859
 Interest Payment           8.50%        10,625     10,625    10,858    11,437    11,785    11.790    11,798      11,803     11,803

Exchange of 8.46%
Senior Notes
 Beginning Balance                            -          -    66,000    66,000    66,000    66,000    66,000      66,000     66,000
  Borrowing                              66,000     66,000         -         -         -         -         -           -          -
  Amortization                                -          -         -         -         -         -         -           -          -
                                        -------    -------   -------   -------   -------   -------   -------    --------   --------
 Ending Balance                          66,000     66,000    66,000    66,000    66,000    66,000    66,000      66,000     66,000
 Interest Payment           8.46%         5,584      5,584     5,584     5,584     5,584     5,584     5,584       5,584      5,584

8.00% Acq. & Other
Notes Payable
 Beginning Balance                       16,798     16,798    13,859     8,381       240       180       120           -          -
  Borrowing                                   -          -         -         -         -         -         -           -          -
  Amortization                           (2,939)    (2,939)   (5,478)   (8,141)      (60)      (60)     (120)          -          -
                                        -------    -------   -------   -------   -------   -------   -------    --------   --------
 Ending Balance                          13,859     13,859     8,381       240       180       120         -           -          -
 Interest Payment           8.00%         1,226      1,226       890       345        17        12         5           -          -

8.25% WC Revolver
 Beginning Balance                            -          -     7,457     7,457     7,457    47,422    87,387     127,352    167,317
  Borrowing for Change in WC                  -          -         -         -         -         -         -          (0)         -
  Borrowing/(Payment)                         -          -         -         -    39,965    39,965    39,965      39,965     39,965
                                        -------    -------   -------   -------   -------   -------   -------    --------   --------
 Ending Balance                               -      7,457     7,457     7,457    47,422    87,387   127,352     167,317    207,282

 Effective Avg WC Balance                23,600     23,600    21,500    21,500    21,500    21,500    21,500      21,500     21,500
 Interest Payment           8.25%         1,947      1,947     1,774     1,774     1,774     1,774     1,774       1,774      1,774

7.50% Acquisition Facility
 Beginning Balance                            -          -         -    27,798    59,765    51,867    42,384      28,322      9,170
  External Acquisitions                                       40,000    45,000                                         -          -
  External Acquisitions at
   Beginning of 1999                          -          -     5,000         -         -         -         -           -          -
   Internal Acquisitions                      -          -     1,797     1,824     1,850     1,878     1,906       1,935      1,965
   Payment                                    -          -   (10,017)   (5,035)        -         -         -           -          -
   Remaining Distributions
    to Repay Debt                             -          -    (8,982)   (9,822)   (9,748)  (11,362)  (15,968)    (21,088)   (54,099)
                                        -------    -------   -------   -------   -------   -------   -------    --------   --------
 Ending Balance                               -          -    27,798    59,765    51,867    42,384    28,322       9,170    (42,965)

 Interest Payment           7.50%            $0         $0    $1,230    $3,284    $4,186    $3,534    $2,651      $1,406    ($1,267)

                                                             14 of 18

PROJECT HEAT
------------------------------------------------------------------------------------------------------------------------------------
(in thousands except per share and per unit data)        Scenario III    Worst Case
                                                                         Estimated    Normalized              Projected
                                                                                                  ----------------------------------
STAR PRO FORMA DEBT SCHEDULE (CONT'D)                                       199?         1998        1999       2000        2001
                                                                         ---------    ----------  ---------  ----------  -----------
TOTAL PRO FORMA DEBT
   Beginning Balance                                                     $237,798     $237,798    $308,316   $336,114    $368,081
    Amortization of Existing Debt                                          (2,939)      (2,939)     (5,478)    (8,141)        (60)
    Borrowing for Changes in WC                                               -            -           -          -           -
    Acquisition Borrowing                                                     -            -        46,797     46,824       1,850
    Borrowing to Repay Existing Debt                                          -            -         5,478      8,141          60
    Remaining Distributions to Repay Debt                                     -            -        (8,982)    (9,822)     (9,748)
    Borrowings/(Payment) on WC Revolver and Acq. Facility                     -            -       (10,017)    (5,035)     39,965
                                                                         ---------    ----------  ---------  ----------  -----------
   Ending Balance                                                         234,859      234,859     336,114    368,081     400,148

   Interest Expense                                                        27,005       27,005      27,957     30,045      30,968
   Chase Fees                                                                 692          692         692        692         692
                                                                         ---------    ----------  ---------  ----------  -----------
       Total Interest Payment                                              27,697       27,697      28,649     30,737      31,660
                                                                         =========    ==========  =========  ==========  ===========
                                                                         ----------------------------------------------
STAR PRO FORMA DEBT SCHEDULE (CONT'D)                                      2002         2003        2004       2005
                                                                         ---------    ----------  ---------  ----------
TOTAL PRO FORMA DEBT
   Beginning Balance                                                     $400,148     $430,630    $456,533   $477,346
    Amortization of Existing Debt                                             (60)        (120)        -          -
    Borrowing for Changes in WC                                               -            -            (O)       -
    Acquisition Borrowing                                                   1,878        1,906       1,935      1,965
    Borrowing to Repay Existing Debt                                           60          120         -          -
    Remaining Distributions to Repay Debt                                 (11,362)     (15,968)    (21,088)   (54,099)
    Borrowing/(Payment) on WC Revolver and Acq. Facility                   39,965       39,965      39,965     39,965
                                                                         ---------    ----------  ---------  ----------
   Ending Balance                                                         430,630      456,533     477,346    465,176

   Interest Expense                                                        30,317       29,434      28,189     25,516
   C???? Fees                                                                 692          692         692        692
                                                                         ---------    ----------  ---------  ----------
       Total Interest Payment                                              31,009       30,126      28,881   $ 26,208
                                                                         =========    ==========  =========  ==========

                                   15 of 18

Project Heat
--------------------------------------------------------------------------------
(in thousands except per share and per unit data)

                                Scenario III: Worst Case
Star Pro Forma Distribution Schedule of Actual Distributions

                                       Estimated Normalized                       Projected
                                                             ----------------------------------------------------------------------
                                          1998       1998     1999       2000      2001      2002      2003       2004       2005
                                       --------- ----------  -------   -------   -------   -------   --------   --------   --------
Distributable Cash
------------------
Cash from Operations
 (excl chg in WC)                       $29,792    $38,884   $49,748   $52,185   $55,769   $60,909    $66,515    $72,730   $106,840
  Maintenance CapEx                      (6,210)    (6,210)   (6,774)   (6,895)   (7,194)   (7,316)    (7,442)    (7,572)    (7,706)
  Other                                    (384)      (384)      (35)      (35)      (35)      (35)       (35)       (35)       (35)
                                        --------    -------   -------   -------   -------   -------   --------   --------   --------
Total MLP Distributable
 Cash Flow                               23,197     32,289    42,939    45,255    48,540    53,558     59,038     65,123     99,099

Distributable Cash Flow / Unit            $1.57      $2.19     $2.91     $3.07     $3.29     $3.63      $4.00      $4.41      $6.71

Structure
---------
Common Unit Ending Balance               10,418     10,418     10,418   10,418    10,418    10,418    10,418      10,418     10,418
SR Subordinated Units                     3,296      3,296      3,296    3,296     3,296     3,296     3,296       3,296      3,296
Subordinated Units                          754        754        754      754       754       754       754         754        754
General Partner Interest Unit
 Equivalent                                 295        295        295      295       295       295       295         295        295
                                        --------    -------   -------   -------   -------   -------   --------   --------   --------
Total Units Outstanding                  14,764     14,764     14,764   14,764    14,764    14,764    14,764      14,764     14,764

Distribution Levels                       $2.20      $2.20      $2.20    $2.20     $2.20     $2.20     $2.20       $2.20      $2.20
-------------------
MQD                                       $2.20      $2.20      $2.20    $2.20     $2.20     $2.20     $2.20       $2.20      $2.20
First Target                              $2.42      $2.42      $2.42    $2.42     $2.42     $2.42     $2.42       $2.42      $2.42
Second Target                             $2.84      $2.84      $2.84    $2.84     $2.84     $2.84     $2.84       $2.84      $2.84
Third Target                              $3.70      $3.70      $3.70    $3.70     $3.70     $3.70     $3.70       $3.70      $3.70

Indicated Cash Distribution               $2.20      $2.20      $2.30    $2.40     $2.60     $2.80     $2.85       $2.90      $2.95

Distribution of MQD
-------------------
Cash Available                           23,197     32,289     42,939   45,255    48,540    53,558    59,038      65,123     99,099
Allocation to:
    Common Units                         22,733     22,920     22,920   22,920    22,920    22,920    22,920      22,920     22,920
    SR Subordinated Units                     0      7,251      7,251    7,251     7,251     7,251     7,251       7,251      7,251
    Subordinated Units                        0      1,472      1,659    1,659     1,659     1,659     1,659       1,659      1,659
    General Partner Interest                464        646        650      650       650       650       650         650        650

First Target Distribution
-------------------------
Cash Available                                0          0     10,458   12,775    16,060    21,078    26,558      32,643     66,619

    Cash Required for
     Target Distribution                      0          0      3,248    3,248     3,248     3,248     3,248       3,248      3,248
    Cash Required for
     Indicated Distribution                   0          0      1,476    2,953     5,905     8,858     9,596      10,335     11,073
    Actual Cash Distributed                   0          0      1,476    2,953     3,248     3,248     3,248       3,248      3,248
Allocation to:
    Common Units                              0          0      1,042    2,084     2,292     2,292     2,292       2,292      2,292
    SR Subordinated Units                     0          0        330      659       725       725       725         725        725
    Subordinated Units                        0          0         75      151       166       166       166         166        166
    General Partner Interest                  0          0         30       59        65        65        65          65         65

Total Distributions to:
    Common Units                              0          0      1,042    2,084     2,292     2,292     2,292       2,292      2,292
    SR Subordinated Units                     0          0        330      659       725       725       725         725        725
    Subordinated Units                        0          0         75      151       166       166       166         166        166
    General Partner Interest                  0          0         30       59        65        65        65          65         65


PaineWebber Incorporated                                        16 of 18                                For Discussion Purposes Only

Project Heat
================================================================================
(In thousands except per share and per unit data)

Star Gas Pro Forma Schedule of Actual Distributions (cont'd)           Scenario III:  Worst Case

                                                                                             Projected
                                        Estimated  Normalized   ------------------------------------------------------------------
                                          1998       1998        1999      2000      2001      2002      2003      2004      2005
                                        ---------  ----------   ------    ------    ------    ------    ------    ------    ------
Second Target Distribution
--------------------------
Cash Available                                  0           0        0         0    12,812    17,830    23,310    29,395    63,370
 Cash Required for Target Distribution          0           0        0         0     7,149     7,149     7,149     7,149     7,149
 Cash Required for Indicated Distribution       0           0        0         0     3,064     6,468     7,319     8,170     9,022
 Actual Cash Distributed                        0           0        0         0     3,064     6,468     7,149     7,149     7,149
Allocation to:
 Common Units                                   0           0        0         0     1,875     3,959     4,376     4,376     4,376
 Sr. Subordinated Units                         0           0        0         0       593     1,252     1,384     1,384     1,384
 Subordinated Units                             0           0        0         0       136       287       317       317       317
 General Partner Interest                       0           0        0         0        61       129       143       143       143
 Incentive Right                                0           0        0         0       398       841       929       929       929
     Incentive Right to GP Interest             0           0        0         0        96       203       224       224       224
     Incentive Right to Sr. Sub Units           0           0        0         0       302       638       705       705       705

 Total Distributions to:
     Common Units                               0           0        0         0     1,875     3,959     4,376     4,376     4,376
     Sr. Subordinated Units                     0           0        0         0       895     1,890     2,089     2,089     2,089
     Subordinated Units                         0           0        0         0       136       287       317       317       317
     General Partner Interest                   0           0        0         0       157       332       367       367       367

Third Target Distribution
-------------------------
Cash Available                                  0           0        0         0         0         0    16,161    22,245    56,221
   Cash Required for Target Distribution        0           0        0         0         0         0    16,591    16,591    16,591
   Cash Required for Indicated Distribution     0           0        0         0         0         0       193     1,157     2,122
   Actual Cash Distribution                     0           0        0         0         0         0       193     1,157     2,122
Allocation to:
   Common Units                                 0           0        0         0         0         0       104       625     1,146
   Sr. Subordinated Units                       0           0        0         0         0         0        33       198       363
   Subordinated Units                           0           0        0         0         0         0         8        45        83
   General Partner Interest                     0           0        0         0         0         0         4        23        42
   Incentive Right                              0           0        0         0         0         0        44       266       488
     Incentive Right to GP Interest             0           0        0         0         0         0        11        64       118
     Incentive Right to Sr. Sub Units           0           0        0         0         0         0        34       202       370
   Total Distribution to:
     Common Units                               0           0        0         0         0         0       104       625     1,146
     Sr. Subordinated Units                     0           0        0         0         0         0        67       400       733
     Subordinated Units                         0           0        0         0         0         0         8        45        83
     General Partner Interest                   0           0        0         0         0         0        15        87       160

Remaining Distribution
----------------------
Cash Available                                  0           0        0         0         0         0         0         0         0
 Cash Required for Indicated Distribution       0           0        0         0         0         0         0         0         0
 Actual Cash Distributed                        0           0        0         0         0         0         0         0         0
Allocation to:
 Common Units                                   0           0        0         0         0         0         0         0         0
 Sr. Subordinated Units                         0           0        0         0         0         0         0         0         0
 Subordinated Units                             0           0        0         0         0         0         0         0         0
 General Partner Interest                       0           0        0         0         0         0         0         0         0
 Incentive Right                                0           0        0         0         0         0         0         0         0
     Incentive Right to GP Interest             0           0        0         0         0         0         0         0         0
     Incentive Right to Sr.Sub Units            0           0        0         0         0         0         0         0         0
 Repay Indebtedness                             0           0    8,982     9,822     9,748    11,362    15,968    21,088    54,099

 Total Distributions to:
     Common Units                               0           0        0         0         0         0         0         0         0
     Sr. Subordinated Units                     0           0        0         0         0         0         0         0         0
     Subordinated Units                         0           0        0         0         0         0         0         0         0
     General Partner Interest                   0           0        0         0         0         0         0         0         0


                                   17 of 18

PROJECT HEAT
------------------------------------------------------------------------------------------------------------------------------------
(in thousands except per share and per unit data)
STAR GAS PRO FORMA SCHEDULE OF ACTUAL DISTRIBUTIONS (CONT'D)  Scenario III: Worst Case

                                                 Estimated   Normalized                           Projected
                                                                            --------------------------------------------------------
                                                   1998         1998           1999       2000       2001        2002        2003
                                                 ---------   ----------     ---------  ---------  ----------  ----------  ----------
Total Distributions
-------------------
Common Units                                     $ 22,733     $ 22,920      $ 23,962   $ 25,004   $ 27,088    $ 29,171    $ 29,692
S R Subordinated Units                                  0        7,251         7,581      7,910      8,872       9,867      10,132
Subordinated Units                                      0        1,472         1,734     1,810      1,961       2,112       2,149
General Partner Interest                              464          646           679        709        872       1,047       1,097
                                                 --------     --------      --------   --------   --------    --------    ----------
   Total Distributions                           $ 23,197     $ 32,289      $ 33,957   $ 35,433   $ 38,792    $ 42,196    $ 43,070
                                                 ========     ========      ========   ========   ========    ========    ==========


Total Distributions Per Unit
----------------------------
Common Units                                     $   2.18     $   2.20      $   2.30   $   2.40   $   2.60    $   2.80    $   2.85
S R Subordinated Units                               0.00         2.20          2.30       2.40       2.69        2.99        3.07
Subordinated & GP Units                              0.44         2.02          2.30       2.40       2.70        3.01        3.09

Total Incentive Distributions        NPV
                                 ------------
    To GP Interest                   $  357      $      0     $      0      $      0   $      0   $     96    $    203    $    235
    To Sr. Sub Units                  1,121           -            -             -          -          302         638         739
                                 -------------   --------     --------      --------   --------   --------    --------    ----------
       Sub-Total                      1,478           -            -             -          -          398         841         974
       Present Value of                               -            -             -          -           -           -           -
         Terminal Value               1,189
                                 -------------
               Total                 $2,667

                                                 ----------------------
                                                    2004         2005
                                                 ---------   ----------
Total Distributions
-------------------
Common Units                                     $ 30,213    $ 30,734
S R Subordinated Units                             10,465      10,798
Subordinated Units                                  2,187       2,225
General Partner Interest                            1,169       1,242
                                                 --------     --------
   Total Distributions                           $ 44,035    $ 44,999
                                                 ========     ========


Total Distributions Per Unit
----------------------------
Common Units                                     $   2.90    $   2.95
S R Subordinated Units                               3.18        3.28
Subordinated & GP Units                              3.20        3.30

Total Incentive Distributions

    To GP Interest                               $    289    $    342
    To Sr. Sub Units                                  907       1,075
                                                 --------     --------
       Sub-Total                                    1,196       1,417
       Present Value of
         Terminal Value                                -        5,670

               Total

                                   18 of 18

Project Heat
--------------------------------------------------------------------------------
Transaction Summary and Assumptions
(In thousands except per share and per unit data)       Scenario I:  Base Case

EQUITY RESTRUCTURING                                                           CALCULATION OF SUB/GP UNITS OFFERED
----------------------------------------------------------------------------   --------------------------------------------
                                                            Petro
                                                   -------------------------
                                                     Public       Insiders
                                                   ----------   ------------
Securities Offered                                   Sr Sub       Sub & GP     Value of Sub/GP Units to be
Incentive Rights                                        76%            24%      To Be Converted                     $18,597
Value Offered                                         $3.15          $3.15     Less: Value of GP                      6,284
                                                                                                       ---------------------
Current Market                                        $1.63          $1.63                                           12,313
Premium to Market                                     93.8%          93.8%     Remainder at $16.33                      754
Required Yield w/out PV of Incent. Rights             11.5%          14.0%
Value of Security w/out PV of Incent. Rights         $19.13         $15.71
Assumed Value of Incentive Rights                     $0.61          $0.61
Value of Security Offered                            $19.74        $16.33      PRESENT VALUE OF INCENTIVE RIGHTS
Security Offered per Share                             0.16          0.19      Discount Rate                            25%
Total Shares                                         17,160         9,404      PV of Cash Flows 1997-2005             1,478
Insiders to Receive Sr. Sub.                          3,500        (3,500)     PV of Terminal Value  4x               1,189
                                                                                                       --------------------
Shares to Be Converted                               20,660         5,904      Total PV of Incentive Rights           2,667
Units Offered                                         3,296           754
Current Sub/GP                                                          0      Value of Incentive Rights per Unit     $0.61
Value of GP/Unit                                                   $21.28



DEBT RESTRUCTURING
---------------------------------------------------------------------------------------------------------
                                                               Projected
                                                               12/31/97
Privates:                                                      Principal         Strategy      Price
                                                             -------------     -----------   ---------
   11.96% Sr Notes                                                 60,000       Exchange        110.0%
   14.10% Sr Notes                                                  3,100      Neg. Tender      110.0%
   14.10% Sub Notes                                                 3,100      Neg. Tender      110.0%
   14.33% Pfd Stock                                                 4,167      Neg. Tender      105.0%

Publics:
   10.13% Sub Notes & Sr Notes                                     50,000      Neg. Tender      100.0%
   9.38% Sub Notes & Sr Notes                                      75,000        Tender         100.0%
   12.25% Sub Notes & Sr Notes                                     81,250        Tender         105.0%
   12.88% Pfd Stock                                                30,000        Tender         100.0%



FINANCING SUMMARY
---------------------------------------------------------------------------------------------------------

                                                                 Amount           Rate       Unit Price
                                                             -------------     -----------   ----------
New Common Raised                                               $145,728                         $22.13
New Debt Raised                                                  125,000            8.50%



UNITS OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                         Current                        Pro Forma
                                                             -----------------------------   -----------------------------
Privates:                                                         Units             %             Units             %
                                                             -------------     -----------   -------------     -----------
Existing Common                                                     3,832           60.3%           3,832           26.0%
New Common                                                              0            0.0%           6,587           44.6%
Common to Petro Shareholders                                            0            0.0%               0            0.0%
Sr Sub to Petro Shareholders                                            0            0.0%           3,296           22.3%
Existing Sub                                                        2,396           37.7%             754            5.1%
Implied GP                                                            127            2.0%             295            2.0%
                                                             -------------     -----------   -------------     -----------
                                Total Units                         6,355          100.0%          14,764          100.0%
                                                             =============     ===========   =============     ===========



SUMMARY CASH FLOW AND COVERAGE ANALYSIS
----------------------------------------------------------------------------------------------------
($ on per Unit basis)

                                       Estimated     Normalized                          Projected
                                                                     ---------------------------------------------------
                                          1998           1998         1999           2000          2001          2002
                                     -----------     ----------    ----------    ----------    ----------    ----------
Star Stand Alone
  EBITDA                                $18,629        $22,781       $26,730       $28,541       $30,361       $32,188
    Interest Expense                     (7,807)        (7,807)       (9,114)      (10,028)      (10,748)      (11,276)
    Maintenance CapEx                    (2,710)        (2,710)       (3,274)       (3,395)       (3,694)       (3,816)
    Taxes                                   (25)           (25)          (25)          (25)          (25)          (25)
                                     -----------     ----------    ----------    ----------    ----------    ----------
  Distributable Cash Flow                $8,087        $12,239       $14,317       $15,093       $15,894       $17,071
                                     ===========     ==========    ==========    ==========    ==========    ==========

  DCF per Common Unit                     $2.11          $3.19         $3.74         $3.94         $4.15         $4.46
  DCF / Common unit MQD                    0.94 x         1.42 x        1.66 x        1.75 x        1.85 x        1.98 x

  DCF per Total Unit                      $1.27          $1.93         $2.25         $2.38         $2.50         $2.69
  DCF / Total MQD                          0.58 x         0.88 x        1.02 x        1.08 x        1.14 x        1.22 x

  Indicated Distribution
   per Common Unit                        $2.20          $2.20         $2.20         $2.20         $2.20         $2.20


Star Pro Forma
  EBITDA
    Star                                $18,629        $22,781        $26,730      $28,541       $30,361       $32,188
    Petro                                38,500         43,440         55,798       62,665        69,509        76,324
    Synergies                               500            500            500          500           500           500
                                     -----------     ----------    ----------    ----------    ----------    ----------
  Total                                  57,629         66,721         83,028       91,706       100,370       109,012
                                     -----------     ----------    ----------    ----------    ----------    ----------

  Interest Expense                      (27,697)       (27,697)       (28,488)     (30,079)      (30,142)      (28,240)
  Maintenance CapEx                      (6,210)        (6,210)        (6,774)      (6,895)       (7,194)       (7,316)
  Taxes                                    (525)          (525)          (525)        (525)         (525)         (525)
                                     -----------     ----------    ----------    ----------    ----------    ----------
    Distributable Cash Flow             $23,197        $32,289        $47,241      $54,207       $62,509       $72,931
                                     ===========     ==========    ==========    ==========    ==========    ==========

  DCF per Common Unit                     $2.23          $3.10          $4.53        $5.20         $6.00         $7.00
  DCF per Total Unit                       1.57           2.19           3.20         3.67          4.23          4.94

  Indicated Distribution
   per Common Unit                        $2.20          $2.20          $2.30        $2.40         $2.60         $2.80

Pro Forma Coverage Ratios
  MQD Coverage
  ------------
    Common Unit                            0.99 x         1.38 x        2.02 x        2.32 x        2.67 x        3.12 x
    Senior Subordinated Unit               0.75           1.05          1.53          1.76          2.03          2.37
    Total Unit                             0.71           0.99          1.45          1.67          1.92          2.25

  Indicated Distribution Coverage
  -------------------------------
    Common Unit                            0.99 x         1.38 x        1.93 x        2.12 x        2.26 x        2.45 x
    Senior Subordinated Unit               0.75           1.05          1.47          1.61          1.72          1.86
    Total Unit                             0.71           0.99          1.39          1.53          1.63          1.76


Accretion/Dilution
  DCF per Unit - Star Stand Alone         $1.27          $1.93          $2.25        $2.38         $2.50         $2.69
  DCF per Unit - Pro Forma                 1.57           2.19           3.20         3.67          4.23          4.94



Pro Forma Credit Analysis
  EBITDA/Interest                          2.08 x         2.41 x        2.91 x        3.05 x        3.33 x        3.86 x
  LT Debt/EBITDA                           5.22           4.51          3.91          3.79          3.24          2.72


PaineWebber Incorporated                                         1 of 18                                For Discussion Purposes Only


PROJECT HEAT
-----------------------------------------------------------------------------------------------------------------------------------
Transaction Summary and Assumptions
(in thousands except per share and per unit data)   Scenario I: Base Case


OPERATING ASSUMPTIONS                                            ACQUISITION ASSUMPTIONS
----------------------------------------------------             ------------------------------------------------------------------

                                Petro          Star
                               -------        ------             Petro      Multiple   1998      1999     2000     2001     2002
Normalized Maintenance CapEx   $3,500         $2,710             -----      --------   ----      ----     ----     ----     ----
Maintenance CapEx Life         15 yrs         15 yrs              Amount      4.75x   $15,000   $30,000  $30,000  $30,000  $30,000
Growth CapEx Life              15 yrs         15 yrs              Timing              End       Mid       Mid     Mid      Mid
Life of Existing Depreciation  15 yrs         15 yrs              %EBITDA             0.0%      50.0%     50.0%   50.0%    50.0%
Interest Income Rate             3.5%           3.5%              %Attrition   4.1%
Marginal Tax Rate               33.0%          33.0%             Star
Deferred Tax Percent                            0.0%             ----
Minimum Cash Balance                          $1,000              Amount       7.00x  $20,000   $10,000  $10,000  $10,000  $10,000
Initial Incremental Cash                                          Timing              End       Mid       Mid     Mid      Mid
 Req'd for Distributions                      $5,000              %EBITDA             0.0%      50.0%     50.0%   50.0%    50.0%
Consolidation Savings                           $500
Annual Bank Fees                $692             $94              Amount       7.00x            $5,000
Current Stock Price            $1.63          $22.13              Timing                        Beg
                                                                  %EBITDA                       100.0%

NEW SECURITY ASSUMPTIONS
--------------------------------------------------------------------------------------------------------------------------
New MLP Equity                                    New Star Debt                      Advisory Fees
------------------------------------------        ------------------------------     -------------------------------------
Gross Proceeds                    $145,728        Gross Proceeds      $125,000       Fairness Opinion               $1,000
Common Units to Public               6,587        Gross Spread %          1.0%       Financial Advisory             $2,500
Gross Spread %                        5.0%        Gross Spread $        $1,250       Debt Tender Fee       0.26%      $507
Gross Spread $                      $7,286        Coupon                 8.50%
Offering Price/Share                $22.13
  (current market price)

EXCHANGE ASSUMPTIONS
------------------------------------------------------------------------------------------------
                                                                    Gets New Units of:
                                                          --------------------------------------
Shareholders of:                        Dividend            Common       Sr Sub          Sub
--------------------------------------------------        ----------   -----------   -----------
Public Class A Shares         17,160         $0.30               -        2,738              -
Insider Class A Shares         6,795         $0.30               -            -            754
Insider Class B Shares            11         $0.30               -            2              -
Insider Class C Shares         2,598         $0.30               -          556              -
                            --------      --------        ----------   -----------   -----------
                              26,563                             -        3,296            754

TRANSACTION COSTS SUMMARY                                 SOURCES AND USES OF FUNDS
----------------------------------------------------      -------------------------------------------------------------------------

  New MLP Equity                       $7,286             Sources:                             Uses:
  New Star Debt                         1,250             Excess Cash on Hand     $2,023       Repay Debt Principal        $212,450
  Fairness Opinion                      1,000             New Star Debt          125,000       Redeem Preferred              34,167
  Financial Advisory                    2,500             New MLP Equity         145,728       Premium on Redemption/
  Solicitation Fees on Exchange
   of Outsider Petro Debt                 507             Cash Balance                 0        Exchange/Defeasance           4,891
  Exchange of 11.96% Notes                300                                                  Transaction Fees              17,743
  Legal Fees                            2,500                                                  Prefunding of Liabilities      3,500
  Printing                              1,000                                   --------                                   --------
  Accounting Fees                         250                                   $272,751                                   $272,751
  Other:                                                                        ========                                   ========
   Environmental                          350
   Rating Agencies                        100
   Roadshow                               200
   Asset Appraisal                        250
   Solicitation expenses                  100
   Other Bank Fees                        150
                                     --------
                                      $17,743
                                     ========


PaineWebber Incorporated                                       2 of 18

--------------------------------------------------------------------------------
TRANSACTION SUMMARY AND ASSUMPTIONS
(In thousands except per share and per unit data)
                                                       Scenario I: Base Case


RECAPITALIZATION ASSUMPTIONS
------------------------------------------------------------------------------------------------------------------------
                              (D)efease
                              (T)ender
                              (R)edeem      Principal     Maturity Period                      Sinking Fund Payment
                             (E)xchange       as of      ------------------    Coupon/      ----------------------------
Petro Instruments:            (N)othing      9/30/98        m/d       yr       Dividend       Payment       Year Start
--------------------------   -----------   -----------   --------  --------   ----------    -----------   --------------
11.96% Sr Notes                  e          $ 60,000 v    1-Oct         0      11.960%            $0              0
14.10% Sr Notes                  t             3,100 v   15-Jan      2001      14.100%         1,050           1997
14.10% Sub Notes                 t             3,100 v   15-Jan      2001      14.100%         1,050           1997
10.13% Sub Notes & Sr Notes      t            50,000 v    1-Apr      2003      10.130%             -
9.38% Sub Notes & Sr Notes       t            75,000 v    1-Feb      2006       9.375%             -
12.25% Sub Notes & Sr Notes      t            81,250 v    1-Feb      2005      12.250%             -
8.00% Acq. & Other Notes
 Payable                         n            13,859 v                  0       8.000%             -              0
8.25% Existing Credit Facility   n                 0 v               1998       8.250%             -
0.00% Other Notes                n                 0 v       NA        NA       0.000%             0             NA
                                           -----------
                                            $286,309

Pfrd. Stock:
--------------------------
14.33% Pfd Stock                 t             4,167 v    1-Aug      1999      14.330%         4,167           1997
12.88% Pfd Stock                 t            30,000 v   15-Feb      2009      12.875%             0
0.00%                            n                 0                            0.000%             0
                                           -----------
                                            $ 34,167
                                           -----------
      Total Petro                           $320,476

Star Instruments:
--------------------------
8.04% 1st Mortgage Notes        n            85,000 v       NA        NA       8.040%             -               0
8.25% WC Revolver               n                 0         NA        NA       8.250%             -              NA
7.50% Acquisition Facility      n                 0 v       NA        NA       7.500%             -              NA
8.50% New Debt                  n           125,000 v       NA        NA       8.500%             0              NA
7.17% Pearl Notes               n            11,000         NA        NA       7.170%             0              NA
                                           -----------
                                            $210,000
                                           -----------
      Total Combined                        $530,476



                                                                         Red/Exchg/Defease
                               % Red/       Red/Exchg    Defeasance    ----------------------    Exchanged
Petro Instruments:            Exchanged       Price         Price        Value       Premium      Int Rate        Security Type
--------------------------   -----------   -----------   -----------   ---------   ----------   ------------   --------------------
11.96% Sr Notes                 100.0%        110.0%                     $66,000          $0         8.5%       Sr Notes
14.10% Sr Notes                 100.0%        110.0%                       3,410         310                    Sr Notes
14.10% Sub Notes                100.0%        110.0%                       3,410         310                    Sub Notes
10.13% Sub Notes & Sr Notes     100.0%        100.0%       106.2%         50,000           -                    Sub Notes & Sr Notes
9.38% Sub Notes & Sr Notes      100.0%        100.0%       108.2%         75,000           -                    Sub Notes & Sr Notes
12.25% Sub Notes & Sr Notes     100.0%        105.0%       116.2%         85,313       4,063                    Sub Notes & Sr Notes
8.00% Acq. & Other Notes
 Payable                          0.0%        100.0%                           -            -                   Acq. & Other Notes
                                                                                                                  Payable
8.25% Existing Credit Facility    0.0%        100.0%                           -            -                   Existing Credit
                                                                                                                 Facility
0.00% Other Notes                 0.0%          0.0%                           -            -        11.0%      Other Notes
                                                                                   -----------
                                                                                       $4,683

Pfrd. Stock:
--------------------------
14.33% Pfd Stock                100.0%        105.0%                       4,375          208                   Pfd Stock
12.88% Pfd Stock                100.0%        100.0%                      30,000            -                   Pfd Stock
0.00%                                                                          -            -
                                           -----------                            -----------
                                            $ 34,167                                     $208
                                                                                  -----------
      Total Petro                                                                      $4,891

Star Instruments:
--------------------------
8.04% 1st Mortgage Notes          0.0%           0.0%                          -            -                  1st Mortgage Notes
8.25% WC Revolver                 0.0%           0.0%                          -            -                  WC Revolver
7.50% Acquisition Facility        0.0%           0.0%                          -            -                  Acquisition Facility
8.50% New Debt                    0.0%           0.0%                          -            -                  New Debt
7.17% Pearl Notes                 0.0%           0.0%                          -            -                  Pearl Notes
                                                                                  -----------
                                                                                           $0
                                                                                  -----------
      Total Combined                                                                   $4,891





Star Stand Alone Distribution Assumptions
-------------------------------------------------------------------------------
                                                           Marginal Interest In
                                                           --------------------
                                           Distribution      Public       GP
                                           ------------    ---------   --------
Minimum Quarterly Distribution                 $2.20          98%         2%
First Target Distribution                      $2.42          98%         2%
Second Target Distribution/(1)/                $2.84          85%        15%
Third Target Distribution/(1)/                 $3.70          75%        25%
Thereafter                                        NM          50%        50%

Target Distribution Level                      $2.20
Annual Distribution Increase                   $0.00


Standard Distribution Structure ("S") or Target ("T")        t

--------------------------------------------------------------------------------



Star Pro Forma Distribution Assumptions
--------------------------------------------------------------------------------------------------------------------------------
                                                    Marginal Interest In                      Incentive Rights
                                                    -----------------------------    ----------------------------------
                                    Distribution     Public      GP    Incen. Rt.         GP              Sr. Sub.
                                    ------------    --------   ------  ----------    ------------     -----------------
Minimum Quarterly Distribution          $2.20          98%       2%         0%             24%               76%
First Target Distribution               $2.42          98%       2%         0%             24%               76%
Second Target Distribution/(1)/         $2.84          85%       2%        13%             24%               76%
Third Target Distribution/(1)/          $3.70          75%       2%        23%             24%               76%
Thereafter                                 NM          50%       2%        48%             24%               76%

                                        1998         1999       2000        2001           2002            Thereafter
                                    ------------  ----------  ---------  ----------    ------------    -------------------
Annual Indicated Dist. Increase        $0.00         $0.10      $0.10       $0.20         $0.20              $0.05
Target Indicated Dist. Level           $2.20         $2.30      $2.40       $2.60         $2.80


Standard Distribution Structure ("S") or Target ("T")   t

-------------------------------------------------------------------------------------------------------------

                                                          3 of 18

PaineWebber Incorporated                                For Discussion
                                                        Purposes Only

PROJECT HEAT
================================================================================
PRO FORMA OPENING BALANCE SHEET

(in thousands except per share and per unit data)       Scenario I: Base Case

OPENING BALANCE SHEET                                         STAR GAS                                    PETRO
                                               -------------------------------------      -------------------------------------
                                                12/31/97    ADJUSTMENTS     9/30/98        12/31/97    ADJUSTMENTS     9/30/98
                                               ----------  -------------  ----------      ----------  -------------  ----------
Assets:
   Cash                                         $  3,452      ($ 2,951)    $    501        $  2,390      $10,615      $ 13,005
   Other Current Assets                           18,537        (3,142)      15,395         102,734      (43,030)       59,704
                                               ----------                 ----------      ----------                 ----------
     Total Current Assets                         21,989                     15,895         105,124                     72,709

   PP&E and Intangibles, Net                     108,809        (3,995)     104,814         124,804         -          107,783
   Investments in Unconsolidated Affiliates         -             -            -              7,535       (7,122)          413
   Other Assets                                   48,653        (2,115)      46,538          10,383          (19)       10,364
                                               ----------                 ----------      ----------                 ----------
     Total Assets                                179,451                    167,248         247,846                    191,269
                                               ==========                 ==========      ==========                 ==========

Liabilities:
   Current Liabilities                            11,514        (4,143)       7,371          92,688         -           70,110
   8.25% Existing Credit Facility                   -            7,457        7,457          21,500      (21,500)         -
   Long Term Debt                                 96,000          -          96,000         278,378        7,931       286,309
   Total Preferred Stock                            -             -            -             34,167         -           34,167
   Other Liabilities                                  54            (3)          51          10,745          (47)       10,698
                                               ----------                 ----------      ----------                 ----------
     Total Liabilities                           107,568                    110,879         437,478                    401,284

Common Shareholder's/Partner's Equity             71,883       (15,515)      56,368        (189,632)     (20,383)     (210,015)
                                               ----------                 ----------      ----------                 ----------
     Total Liabilities and Equity               $179,451                   $167,248        $247,846                   $191,269
                                               ==========                 ==========      ==========                 ==========

               check                                -                          -               -
                                                                  PRO FORMA
                                                 MERGER            STAR GAS
                                               ADJUSTMENTS         9/30/98
                                               -----------       -----------
ASSETS:
   Cash                                         ($  2,023)         $ 10,982
   Order Current Assets                              -               75,099
                                               -----------       -----------
     Total Current Assets                          (2,023)           86,081

   PP&B and Intangibles, Net                         -              212,597
   Investments in Unconsolidated Affiliates          (413)             -
   Other Assets                                      -               56,902
                                               -----------       -----------
     Total Assets                                  (2,436)          355,580


LIABILITIES:
   Current Liabilities                               -               77,481
   8.25% Existing Credit Facility                    -                7,457
   Long Term Debt                                 (81,450)          300,859
   Total Preferred Stock                          (34,167)             -
   Other Liabilities                              (10,698)               51
                                               -----------       -----------
     Total Liabilities                           (126,315)          385,848

Commerce Shareholder's/Partner's Equity           123,378           (30,268)
                                               -----------       -----------
     Total Liabilities and Equity               ($  2,937)         $355,580
                                                                 ===========

               check                                                   -


PRO FORMA CAPITAL STRUCTURE                                   STAR GAS                                    PETRO
                                               -------------------------------------      -------------------------------------
                                                12/31/97    ADJUSTMENTS     9/30/98        12/31/97    ADJUSTMENTS     9/30/98
                                               ----------  -------------  ----------      ----------  -------------  ----------
Debt:
8.04% 1st Mortgage Notes                        $ 85,000                   $ 85,000        $      0       $     0     $      0
8.25% WC Revolver                                   -          7,457          7,457            -             -            -
7.50% Acquisition Facility                          -                          -               -             -            -
7.17% Pearl Notes                                 11,000                     11,000            -             -            -

11.96% Sr Notes                                     -                          -             60,000          -          60,000
14.10% Sr Notes                                     -                          -              4,150        (1,050)       3,100
14.10% Sub Notes                                    -                          -              4,150        (1,050)       3,100
10.13% Sub Notes & Sr Notes                         -                          -             50,000          -          50,000
9.38% Sub Notes & Sr Notes                          -                          -             75,000          -          75,000
12.25% Sub Notes & Sr Notes                         -                          -             81,250          -          81,250
0.00% Other Notes                                   -                          -                  0          -               0
8.00% Acg. & Other Notes Payable                    -                          -             16,798        (2,939)      13,859
8.25% Existing Credit Facility                      -                          -                  0          -               0

8.46% Exchanged Debt                                -                          -               -             -            -
8.50% New Debt                                      -                          -               -             -            -
                                               ----------                 ----------      ----------                 ----------
     Total Debt                                   96,000                    103,457         291,348                    286,309
                                               ----------                 ----------      ----------                 ----------

Preferred Stock:
14.33% Pfd Stock                                    -                          -              4,167          -           4,167
12.88% Pfd Stock                                    -                          -             30,000          -          30,000
                                               ----------                 ----------      ----------                 ----------
     Total Preferred                                -                          -             34,167                     34,167
                                               ----------                 ----------      ----------                 ----------


Common Shareholder's/Partner's Equity             71,883                     56,368        (189,632)      (20,383)    (210,015)
                                               ----------                 ----------      ----------                 ----------


        Total Capital                           $167,883                   $159,825        $135,883                   $110,461
                                               ==========                 ==========      ==========                 ==========
                                                                     PRO FORMA
                                                    MERGER            STAR GAS
                                                  ADJUSTMENTS         9/30/98
                                                  -----------       -----------
Debt:
8.04% 1st Mortgage Notes                            $      0          $ 85,000
8.25% WC Revolver                                       -                7,457
7.50% Acquisition Facility                              -                 -
7.17% Pearl Notes                                       -               11,000

11.96% Sr Notes                                      (60,000)             -
14.10% Sr Notes                                       (3,100)             -
14.10% Sub Notes                                      (3,100)             -
10.13% Sub Notes & Sr Notes                          (50,000)             -
9.38% Sub Notes & Sr Notes                           (75,000)             -
12.25% Sub Notes & Sr Notes                          (81,250)             -
0.00% Other Notes                                       -                 -
8.00% Acq. & Other Notes Payable                        -               13,859
8.25% Existing Credit Facility                          -                 -

8.46% Exchanged Debt                                  66,000            66,000
8.50% New Debt                                       125,000           125,000
                                                  -----------       -----------
     Total Debt                                      (81,450)          308,316       (123,543,00)
                                                                    -----------
Preferred Stock:
14.33% Pfd Stock                                      (4,167)             -
12.88% Pf\ Stock                                     (30,000)             -
                                                  -----------       -----------
     Total Preferred                                 (34,167)             -


Common Shareholder's/Partner's Equity                123,378           (30,268)
                                                                    -----------

        Total Capital                                                 $278,048
                                                                    ===========

                                    4 of 18

PROJECT HEAT
-------------------------------------------------------------------------------------------------------------------------------
(in thousands except per share and per unit data)

                                  Scenario 1:  Base Case

STAR GAS STAND ALONE INCOME STATEMENT

                                  Estimated   Normalized                                Projected
                                                           --------------------------------------------------------------------
                                    1998         1998        1999      2000      2001      2002      2003      2004      2005
                                  ---------   ----------   --------  --------  --------  --------  --------  --------  --------
EBITDA                             $ 18,629     $ 22,781   $ 26,730  $ 28,541  $ 30,361  $ 32,188  $ 34,125  $ 36,178  $ 38,356
  Depreciation and Amortization      11,629       11,629     12,768    15,111    16,137    17,178    1?,229    19,291    20,364
                                  ---------   ----------   --------  --------  --------  --------  --------  --------  --------

EBIT                                  7,000       11,152     13,962    13,430    14,224    15,010    15,896    16,887    17,992
  Interest Response                  (7,807)      (7,807)    (9,114)  (10,028)  (10,748)  (11,276)   (9,858)  (10,217)  (10,452)
  Interest Income                        18           18         35        35        35        35        35        35        35
  Other Income                            -            -          -         -         -         -         -         -         -
                                  ---------   ----------   --------  --------  --------  --------  --------  --------  --------

Income Before Taxes                    (789)       3,363      4,883     3,437     3,511     3,769     6,073     6,705     7,575
  Current Income Taxes                  (25)         (25)       (25)      (25)      (25)      (25)      (25)      (25)      (25)
  Deferred Income Taxes                   -            -          -         -         -         -         -         -         -
                                  ---------   ----------   --------  --------  --------  --------  --------  --------  --------
Net Income Available to Common        ($814)    $  3,338   $  4,858  $  3,412  $  3,486  $  3,744  $  6,048  $  6,680  $  7,550
                                  =========   ==========   ========  ========  ========  ========  ========  ========  ========

STAR GAS STAND ALONE UNITS
 Outstanding

Common Units
  Beginning Balance                   3,832        3,832      3,832     4,317     4,317     4,517     4,717     4,717     4,717
   Insurance                              0            0        485         0       200       200         0         0         0
   Buyback                                0            0          0         0         0         0         0         0         0
                                  ---------   ----------   --------  --------  --------  --------  --------  --------  --------
  Ending Balance                      3,832        3,832      4,317     4,317     4,517     4,717     4,717     4,717     4,717
                                  ---------   ----------   --------  --------  --------  --------  --------  --------  --------

Subordinated Units
  Beginning Balance                   2,396        2,396      2,396     2,396     2,396     2,396     2,396     2,396     2,396
   Insurance                              0            0          0         0         0         0         0         0         0
   Buyback                                0            0          0         0         0         0         0         0         0
                                  ---------   ----------   --------  --------  --------  --------  --------  --------  --------
  Ending Balance                      2,396        2,396      2,396     2,396     2,396     2,396     2,396     2,396     2,396
                                  ---------   ----------   --------  --------  --------  --------  --------  --------  --------

GP Implied Units
  Beginning Balance                     127          127        127       127       127       127       127       127       127
   Insurance                              0            0          0         0         0         0         0         0         0
   Buyback                                0            0          0         0         0         0         0         0         0
                                  ---------   ----------   --------  --------  --------  --------  --------  --------  --------
  Ending Balance                        127          127        127       127       127       127       127       127       127
                                  ---------   ----------   --------  --------  --------  --------  --------  --------  --------

     Total Units                      6,355        6,355      6,840     6,840     7,040     7,240     7,240     7,240     7,240
                                  =========   ==========   ========  ========  ========  ========  ========  ========  ========


PaineWebber Incorporated                        For discussion purposes only

                                    5 of 18

PROJECT HEAT
================================================================================
(in thousands except per share and per unit data)

                                   Scenario 1: Base Case  Estimated                            Projected
                                                                    ----------------------------------------------------------------
                                                            1998     1999     2000      2001     2002     2003      2004       2005
                                                          --------  ------   -------   ------  -------  -------   -------    -------
STAR GAS STAND ALONE BALANCE SHEET

Assets:
     Cash                                                   $    501 $  1,000 $  1,000  $  1,000  $ 1,000  $ 1,000  $ 1,000  $ 1,000
     Other Current Assets                                     15,395   18,600   19,317    20,037   20,760   21,526   22,339   23,200
                                                           --------- -------- --------  --------  -------  -------  -------  -------
      Total Current Assets                                    15,895   19,600   20,317    21,037   21,760   22,526   23,339   24,200

     PP&E and Intangibles, Net                               104,814  112,117  112,225   111,632  110,148  107,768  104,484  100,291
     Other Assets                                             46,538   46,538   46,538    46,538   46,538   46,538   46,538   46,538
                                                           --------- --------  -------   -------  -------  -------  -------  -------
      Total Assets                                           167,248  178,255  179,080   179,207  178,446  176,832  174,361  171,029
                                                           ========= ========  =======   =======  =======  =======  =======  =======

Liabilities:
     Current Liabilities                                       7,371   10,576   11,293    12,013   12,736   13,502   14,315   15,176
     Total Debt                                              103,457  109,651  120,328   125,205  130,133  135,685  139,702  141,910
     Other Liabilities                                            51       51       51        51       51       51       51       51
                                                           --------- -------- --------  -------- --------  -------  -------  -------
      Total Liabilities                                      110,879  120,279  131,672   137,869  142,920  149,239  154,068  157,167

  Partner's Equity                                            56,368   57,976   47,407    41,338   35,526   27,593   20,293   13,862
                                                           --------- -------- --------  -------- -------- -------- -------- --------
      Total Liabilities and Equity                         $ 167,248 $178,255 $179,082  $179,207 $178,446 $176,832 $174,361 $171,029
                                                           ========= ======== ========  ======== ======== ======== ======== ========
                                Check                              -        -        -         -        -        -        -        -

STAR GAS STAND ALONE CASH FLOW STATEMENT

Net Income                                                           $  4,858 $  3,412  $  3,486 $  3,744 $  6,048 $  6,680 $  7,550
     Depreciation and Amortization                                     12,768   15,111    16,137   17,178   18,229   19,291   20,364
     Deferred Taxes                                                         -        -         -        -        -        -        -
     Other Income                                                           -        -         -        -        -        -        -
     Other Asset/Liabilities                                                -        -         -        -        -        -        -
     Change in Working Capital                                            (0)       -        (0)      (0)       0       (0)      (0)
                                                                     -------- --------  -------- --------  -------  -------  -------
Cash from Operations                                                   17,626   18,523    19,623   20,922   24,277   25,971   27,914
                                                                     -------- --------  -------- --------  -------  -------  -------

     Maintenance CapEx                                                 (3,274) (3,395)   (3,694)  (3,816)  (3,942)  (4,072)  (4,206)
     Internal Growth CapEx                                             (1,797) (1,824)   (1,850)  (1,878)  (1,906)  (1,935)  (1,965)
     External Growth CapEx                                            (15,000)(10,000)  (10,000) (10,000) (10,000) (10,000) (10,000)
                                                                     -------- --------  -------- --------  -------  -------  -------
Cash from Investments                                                 (20,071)(15,219)  (15,544) (15,694) (15,848) (16,007) (16,171)
                                                                     -------- --------  -------- --------  -------  -------  -------

     Acquisition Borrowing                                             16,797   11,824    11,850   11,878   11,906   11,935  11,965
     Remaining Distributions to Repay Debt                               (336)  (1,112)   (1,913)  (3,090)  (6,319)  (7,884) (9,692)
     Amortization of Mortgage Notes                                         -        -         -        -        -        -       -
     Borrowing to Repay Existing Debt                                       -        -         -        -        -        -       -
     Borrowing for Changes in WC                                            0        -         0        0       (0)       0       0
     Borrowing to Pay Full MQD                                              -        -         -        -        -        -       -
     Change in Equity                                                  10,731        -     4,425    4,425        -        -       -
     Distributions                                                    (13,981) (13,981)  (13,981) (13,981) (13,981) (13,981)(13,981)
                                                                     -------- --------  -------- --------  -------  -------  -------
Cash from Financing                                                   13,211    (3,269)      381     (768)  (8,393)  (9,929)(11,708)
                                                                     -------- --------  -------- --------  -------  -------  -------

Net Cash Flow                                                          10,766       35     4,460   4,460        35       35       35
Initial Cash Balance                                                      501    1,000     1,000   1,000     1,000    1,000    1,000
                                                                     -------- --------  -------- --------  -------  -------  -------
Cash Available for Paydown on WC Revolver and Acq. Facility            11,266    1,035     5,460   5,460     1,035    1,035    1,035

Minimum Cash Balance                                                    1,000    1,000     1,000   1,000     1,000    1,000    1,000

Borrowing (Paydown) on WC Revolver and Acq. Facility                  (10,266)     (35)   (4,460) (4,460)     (35)     (35)     (35)
                                                                     -------- --------  -------- --------  -------  -------  -------

Net Change in Cash                                                        499        -         -        -        -        -        0
                                                                     -------- --------  -------- --------  -------  -------  -------

Ending Cash Balance                                                  $  1,000 $  1,000  $  1,000 $  1,000  $ 1,000  $ 1,000  $ 1,000
                                                                     ======== ========  ======== ========  =======  =======  =======

                                    6 of 18

Project Heat
--------------------------------------------------------------------------------
(in thousands except per share and per unit data)

                         Scenario I: Base Case                                          Projected
                                     Estimated  Normalized -------------------------------------------------------------------------
                                       1998       1998      1999       2000       2001        2002      2003       2004       2005
                                      -------    -------   -------    -------    -------    -------    -------    -------    -------
Star Gas Stand Alone
EBITDA Calculation
(See Tab 3: Cases)
------------------------------------------------------------------------------------------------------------------------------------
                                                 Year 1     Year 2    Year 3     Year 4     Year 5     Year 6      Year 7    Year 8
EBITDA Growth Rate                                22.3%      1.7%      1.7%       1.7%       1.7%       1.7%        17%       1.7%
------------------------------------------------------------------------------------------------------------------------------------
  Base EBITDA    Timing
                   End   1998
                   Mid   1999
                   Mid   2000
                   Mid   2001
                   Mid   2002
                   Mid   2003
                   Mid   2004
                   Mid   2005
                                      -------    -------   -------    -------    -------    -------    -------    -------    -------
  Total EBITDA                        $18,629    $22,781   $26,730    $28,541    $30,361    $32,188    $34,125    $36,178    $38,356
                                      =======    =======   =======    =======    =======    =======    =======    =======    =======

Star Gas Stand Alone
Depreciation Calulation

Existing Depreciation                 $11,629    $11,629   $11,629    $11,629    $11,629    $11,629    $11,629    $11,629    $11.629

Maintenenance CapEx:     1998   2,710      $0         $0      $181       $181       $181       $181       $181       $181       $181
  Annual Growth: 3.3%    1999   3,274                          109        218        218        218        218        218        218
                         2000   3,395                                     113        226        226        226        226        226
                         2001   3,694                                                123        246        246        246        246
                         2002   3,816                                                           127        254        254        254
                         2003   3,942                                                                      131        263        263
                         2004   4,072                                                                                 136        271
                         2005   4,206                                                                                            140

Internal Growth CapEx:   1998   1,841       -          -       123        123        123        123        123        123        123
  Annual Growth: 1.5%    1999   1,797                           60        120        120        120        120        120        120
                         2000   1,824                                      61        122        122        122        122        122
                         2001   1,850                                                 62        123        123        123        123
                         2002   1,878                                                            63        125        125        125
                         2003   1,906                                                                       64        127        127
                         2004   1,935                                                                                  65        129
                         2005   1,965                                                                                             65

External Growth CapEx:   1998  20,000       -          -         -      1,333      1,333      1,333      1,333      1,333      1,333
  Annual Growth: 0.0%    1999  15,000                          667      1,000      1,000      1,000      1,000      1,000      1,000
                         2000  10,000                                     333        667        667        667        667        667
                         2001  10,000                                                333        667        667        667        667
                         2002  10,000                                                           333        667        667        667
                         2003  10,000                                                                      333        667        667
                         2004  10,000                                                                                 333        667
                         2005  10,000                                                                                            333
                                      -------    -------   -------    -------    -------    -------    -------    -------    -------
Total Depreciation:                   $11,629    $11,629   $12,768    $15,111    $16,137    $17,178    $18,229    $19,291    $20,364
                                      =======    =======   =======    =======    =======    =======    =======    =======    =======

PaineWebber Incorporated         7 of 18            For Discussion Purposes Only

Project Heat
--------------------------------------------------------------------------------
Star Gas Stand Alone Debt Schedule
(in thousands except per share and per unit data)


                         Scenario I: Base Case                                          Projected
                                     Estimated  Normalized ------------------------------------------------------------------------
                                       1998       1998      1999       2000       2001        2002      2003       2004      2005
                                      -------    -------   -------    -------    -------    -------    -------    -------   -------
8.04% 1st Mortgage Notes
  Beginning Balance                   $85,000    $85,000   $85,000    $85,000    $85,000    $85,000    $85,000    $85,000   $85,000
   Borrowing                                0          0         0          0          0          0          0          0         0
   Amortization                             0          0         0          0          0          0          0          0         0
                                      -------    -------   -------    -------    -------    -------    -------    -------   -------
  Ending Balance                       85,000     85,000    85,000     85,000     85,000     85,000     85,000     85,000    85,000

  Interest Payment              8.04%   6,834      6,834     6,834      6,834      6,834      6,834      6,834      6,834     6,834
  Make-Whole Payment                        0          0         0          0          0          0          0          0         0

7.17% Pearl Notes
  Beginning Balance                        $0         $0   $11,000    $11,000    $11,000    $11,000    $11,000    $11,000   $11,000
   Borrowing                           11,000     11,000         0          0          0          0          0          0         0
   Amortization                             0          0         0          0          0          0          0          0         0
                                      -------    -------   -------    -------    -------    -------    -------    -------   -------
  Ending Balance                       11,000     11,000    11,000     11,000     11,000     11,000     11,000     11,000    11,000

  Interest Payment              7.17%     613        613       789        789        789        789        789        789       789
  % of year Pearl Notes
   Outstanding                          77.7%      77.7%         0          0          0          0          0          0         0

8.25% WC Revolver
  Beginning Balance                         -          -    $7,457     $7,457     $7,457     $7,457     $7,457     $7,457    $7,457
   Borrowing for Change in WC               -          -         0          -          0          0         (0)         0         0
   Borrowing for Pay Full MQD           5,894      1,742         -          -          -          -          -          -         -
   Borrowing/(Payment)                  1,563      5,715         0          0          0          0          0          0         0
                                      -------    -------   -------    -------    -------    -------    -------    -------   -------
  Ending Balance                        7,457      7,457     7,457      7,457      7,457      7,457      7,457      7,457     7,457

  Effective Avg WC Balance              3,729      3,729     3,729      3,729      3,729      3,729      3,729      3,729     3,729
  Interest Payment              8.25%     308        308       308        308        308        308        308        308       308

7.50% Acquisition Facility
  Beginning Balance                         -          -        $0     $6,194    $16,871    $22,348    $26,676    $32,228   $36,245
   External Acquisitions               20,000     20,000    10,000     10,000     10,000     10,000     10,000     10,000    10,000
   External Acquisitions at
    Beginning of 1999                       -          -     5,000          -          -          -          -          -         -
   Internal Acquisitions                1,841      1,841     1,797      1,824      1,850      1,878      1,906      1,935     1,965
   Borrowings to Repay
    Existing Debt                           -          -         -          -          -          -          -          -         -
   Payment                                  -          -   (10,266)       (35)    (4,460)    (4,460)       (35)       (35)      (35)
   Remaining Distributions
    to Repay Debt                           -          -      (366)    (1,112)    (1,913)    (3,090)    (6,319)    (7,884)   (9,692)
                                      -------    -------   -------    -------    -------    -------    -------    -------   -------
   Ending Balance                           0          0     6,194     16,871     22,348     26,676     32,228     36,245    38,483

  Interest Payment              7.50%      69         69       420        865      1,471      1,838      1,834      2,193     2,427

Total Debt
  Beginning Balance                   $85,000    $85,000  $103,457   $109,651   $120,328   $125,805   $130,133   $135,685  $139,702
   Amortization of Mortgage Notes           -          -         -          -          -          -          -          -         -
   Borrowing for Pearl Notes           11,000     11,000         -          -          -          -          -          -         -
   Borrowing for Changes in WC              -          -         0          -          0          0         (0)         0         0
   Borrowing to Pay Full MQD            5,894      1,742         -          -          -          -          -          -         -
   Acquisition Borrowing               21,841     21,841    16,797     11,824     11,850     11,878     11,906     11,935    11,965
   Borrowing to Repay Existing Debt         -          -         -          -          -          -          -          -         -
   Remaining Distributions to
    Repay Debt                              -          -      (366)    (1,112)    (1,913)    (3,090)    (6,319)    (7,884)   (9,692)
   Borrowing/(Payment) on WC
    Revolver and Acq. Facility          1,563      5,715   (10,266)       (35)    (4,460)    (4,460)       (35)       (35)      (35)
                                     --------   --------  --------   --------   --------   --------   --------   --------  --------
   Ending Balance                    $125,298   $125,298  $109,651   $120,328   $125,805   $130,133   $135,685   $139,702  $141,940
                                     ========   ========  ========   ========   ========   ========   ========   ========  ========

  Interest Expense
   Interest Expense                    $7,824     $7,824    $8,350     $8,795     $9,401    $9,769      $9,764    $10,123   $10,358
   Bank Fee                                94         94        94         94         94         94         94         94        94
                                      -------    -------   -------    -------    -------    -------    -------    -------   -------
       Total Interest Payment          $7,807     $7,807    $9,114    $10,028    $10,748    $11,276     $9,858    $10,217   $10,452
                                      =======    =======   =======    =======    =======    =======    =======    =======   =======
                                      *** Total Interest Numbers are hard input per A.G. Edwards' request.***


PaineWebber Incorporated                                                         For discussion purposes only
                                                                   8 of 18

Project Heat
--------------------------------------------------------------------------------
Star Gas Stand Alone Schedule of Actual Distributions      Scenario I: Base Case
(in thousands except per share and per unit data)

                                                                                          Projected
Assumes Revised Target               Estimated  Normalized -------------------------------------------------------------------------
  Distribution Structure                1998       1998      1999       2000       2001        2002      2003       2004       2005
                                      -------    -------   -------    -------    -------    -------    -------    -------    -------
Distributable Cash
------------------
Cash from Operations                  $10,815    $14,967   $17,626    $18,523    $19,623    $20,922    $24,277    $25,971   $27,914
  Maintenance CapEx                    (2,710)    (2,710)   (3,274)    (3,395)    (3,694)    (3,816)    (3,942)    (4,072)   (4,206)
  Other                                   (18)       (18)      (35)       (35)       (35)       (35)       (35)       (35)      (35)
                                      -------    -------   -------    -------    -------    -------    -------    -------   -------
Total MLP Distributable Cash Flow       8,087     12,239    14,317     15,093     15,894     17,071     20,300     21,864    23,673

Distributable Cash Flow/Unit          $  1.27    $  1.93   $  2.25    $  2.38    $  2.50    $  2.69    $  3.19    $  3.44   $  3.73

Structure
---------
Common Unit Ending Balance              3,832      3,832     3,832      3,832      3,832      3,832      3,832      3,832     3,832
Subordinated Units                      2,396      2,396     2,396      2,396      2,396      2,396      2,396      2,396     2,396
General Partner Interest Unit
  Equivalent                              127        127       127        127        127        127        127        127       127
                                      -------    -------   -------    -------    -------    -------    -------    -------    -------
Total Units Outstanding                 6,355      6,355     6,355      6,355      6,355      6,355      6,355      6,355     6,355

Distribution Levels
-------------------
MQD                                   $  2.20    $  2.20   $  2.20    $  2.20    $  2.20    $  2.20    $  2.20    $  2.20   $  2.20
First Target                          $  2.42    $  2.42   $  2.42    $  2.42    $  2.42    $  2.42    $  2.42    $  2.42   $  2.42
Second Target                         $  2.84    $  2.84   $  2.84    $  2.84    $  2.84    $  2.84    $  2.84    $  2.84   $  2.84
Third Target                          $  3.70    $  3.70   $  3.70    $  3.70    $  3.70    $  3.70    $  3.70    $  3.70   $  3.70
Indicated Cash Distribution           $  2.20    $  2.20   $  2.20    $  2.20    $  2.20    $  2.20    $  2.20    $  2.20   $  2.20

Distribution of MQD
-------------------
Cash Available                          8,087     12,239    14,317     15,093     15,894     17,071     20,300     21,864    23,673
Cash Borrowed to Pay Full MQD           5,894      1,742         0          0          0          0          0          0         0
Allocation to:
  Common Units                          8,430      8,430     8,430      8,430      8,430      8,430      8,430      8,430     8,430
  Subordinated Units                    5,271      5,271     5,271#     5,271#     5,271      5,271#     5,271#     5,271     5,271
  General Partner Interest                280        280       280#       280#       280        280#       280#       280       280

First Target Distribution
-------------------------
Cash Available                              0          0       336      1,112      1,913      3,090      6,319      7,884     9,692
  Cash Required for Target
    Distribution                            0          0     1,398      1,398      1,398      1,398      1,398      1,398     1,398
  Cash Required for Indicated
    Distribution                            0          0         0          0          0          0          0          0         0
  Actual Cash Distributed                   0          0         0          0          0          0          0          0         0

Allocation to:
  Common Units                              0          0         0          0          0          0          0          0         0
  Subordinated Units                        0          0         0          0          0          0          0          0         0
  General Partner Interest                  0          0         0          0          0          0          0          0         0

Second Target Distribution
--------------------------
Cash Available                              0          0         0          0          0          0          0          0         0
  Cash Required for Target
    Distribution                            0          0         0          0          0          0          0          0         0
  Cash Required for Indicated
    Distribution                            0          0         0          0          0          0          0          0         0
  Actual Cash Distributed                   0          0         0          0          0          0          0          0         0

Allocation to:
  Common Units                              0          0         0          0          0          0          0          0         0
  Subordinated Units                        0          0         0          0          0          0          0          0         0
  General Partner Interest                  0          0         0          0          0          0          0          0         0
  Incentive Distribution                    0          0         0          0          0          0          0          0         0

Third Target Distribution
-------------------------
Cash Available                              0          0         0          0          0          0          0          0         0
  Cash Required for Target
    Distribution                            0          0         0          0          0          0          0          0         0
  Cash Required for Indicated
    Distribution                            0          0         0          0          0          0          0          0         0
  Actual Cash Distributed                   0          0         0          0          0          0          0          0         0

Allocation to:
  Common Units                              0          0         0          0          0          0          0          0         0
  Subordinated Units                        0          0         0          0          0          0          0          0         0
  General Partner Interest                  0          0         0          0          0          0          0          0         0
  Incentive Distribution                    0          0         0          0          0          0          0          0         0



      PaineWebber Incorporated         9 0f 18      For discussion purposes only

PROJECT HEAT
===================================================================================================================================
STAR GAS STAND ALONE SCHEDULE OF ACTUAL DISTRIBUTIONS (CONT'D)        SCENARIO I:  BASE CASE

(in thousands except per share and per unit data)

                                      ESTIMATED   NORMALIZED                                 PROJECTED
                                                               --------------------------------------------------------------------
                                         1998        1998        1999      2000      2001      2002      2003      2004      2005
                                      ---------   ----------   --------  --------  --------  --------  --------  --------  --------
Remaining Distribution
----------------------
Cash Available                                0            0          0         0         0         0         0         0         0
Allocation to:
     Common Units                             0            0          0         0         0         0         0         0         0
     Subordinated Units                       0            0          0         0         0         0         0         0         0
     General Partner Interest                 0            0          0         0         0         0         0         0         0
     Incentive Distribution                   0            0          0         0         0         0         0         0         0
     Repay Indebtedness                       0            0        336     1,112     1,913     3,090     6,319     7,884     9,692

Total Distributions
-------------------
Common Units                              8,430        8,430      8,430     8,430     8,430     8,430     8,430     8,430     8,430
Subordinated Units                        5,271        5,271      5,271     5,271     5,271     5,271     5,271     5,271     5,271
General Partner Interest                    280          280        280       280       280       280       280       280       280
Incentive Distribution                        0            0          0         0         0         0         0         0         0
                                      ---------   ----------   --------  --------  --------  --------  --------  --------  --------
     Total Distribution                 $13,981      $13,981    $13,981   $13,981   $13,981   $13,981   $13,981   $13,981   $13,981
                                      =========   ==========   ========  ========  ========  ========  ========  ========  ========

Total Distributions Per Unit
----------------------------
Common Unit                               $2.20        $2.20      $2.20     $2.20     $2.20     $2.20     $2.20     $2.20     $2.20
Subordinated Unit                          2.20         2.20       2.20      2.20      2.20      2.20      2.20      2.20      2.20
GP Unit                                    2.20         2.20       2.20      2.20      2.20      2.20      2.20      2.20      2.20


PaineWebber Incorporated                                                      For discussion purposes only

                                   10 of 18

Project Heat
--------------------------------------------------------------------------------
(in thousands except per share and per unit data)

                         Scenario I: Base Case                                          Projected
                                     Estimated  Normalized -------------------------------------------------------------------------
                                       1998       1998      1999       2000       2001        2002      2003       2004       2005
                                      -------    -------   -------    -------    -------    -------    -------    -------    -------

Petro EBITDA Calculation
------------------------------------------------------------------------------------------------------------------------------------
                                                 Year 1     Year 2    Year 3     Year 4     Year 5     Year 6      Year 7    Year 8
EBITDA Growth Rate                               (4.1)%     (4.1)%    (4.1)%     (4.1)%     (4.1)%     (4.1)%      (4.1)%    (4.1)%
------------------------------------------------------------------------------------------------------------------------------------
  Base EBITDA Timing
  Acqisitions:    End  1998  $15,000
                  Mid  1999   30,000
                  Mid  2000   30,000
                  Mid  2001   30,000
                  Mid  2002   30,000
                  Mid  2003   30,000
                  Mid  2004   30,000
                  Mid  2005   30,000
                                      -------    -------   -------    -------    -------    -------    -------    -------   --------
  Total EBITDA                        $38,500    $43,440   $55,798    $62,665    $69,509    $76,324    $83,807    $92,024   $101,047
                                      =======    =======   =======    =======    =======    =======    =======    =======   ========

Petro Depreciation Calculation

Existing Depreciation                 $29,660    $29,660   $29,660    $29,660    $29,660    $29,660    $29,660    $29,660    $29,660

Maintenenance CapEx:     1998  $3,500       -          -      $233       $233       $233       $233       $233       $233       $233
  Annual Growth: 0.0%    1999   3,500                          117        233        233        233        233        233        233
                         2000   3,500                                     117        233        233        233        233        233
                         2001   3,500                                                117        233        233        233        233
                         2002   3,500                                                           117        233        233        233
                         2003   3,500                                                                      117        233        233
                         2004   3,500                                                                                 117        233
                         2005   3,500                                                                                            117

Internal Growth CapEx:   1998      $0       -          -         -          -          -          -          -          -          -
  Annual Growth: 0.0%    1999       0                            -          -          -          -          -          -          -
                         2000       0                                       -          -          -          -          -          -
                         2001       0                                                  -          -          -          -          -
                         2002       0                                                             -          -          -          -
                         2003       0                                                                        -          -          -
                         2004       0                                                                                   -          -
                         2005       0                                                                                              -

External Growth CapEx:   1998 $15,000       -          -     1,000      1,000      1,000      1,000      1,000      1,000      1,000
  Annual Growth: 0.0%    1999  30,000                        1,000      2,000      2,000      2,000      2,000      2,000      2,000
                         2000  30,000                                   1,000      2,000      2,000      2,000      2,000      2,000
                         2001  30,000                                              1,000      2,000      2,000      2,000      2,000
                         2002  30,000                                                         1,000      2,000      2,000      2,000
                         2003  30,000                                                                    1,000      2,000      2,000
                         2004  30,000                                                                               1,000      2,000
                         2005  30,000                                                                                          1,000
                                      -------    -------   -------    -------    -------    -------    -------    -------    -------
Total Depreciation:                   $29,660    $29,660   $32,010    $34,243    $36,477    $38,710    $40,943    $43,177    $45,410
                                      =======    =======   =======    =======    =======    =======    =======    =======    =======

PaineWebber Incorporated       11 of 18        For Discussion Purposes Only

Project Heat
--------------------------------------------------------------------------------
(in thousands except per share and per unit data)

                                Scenario I: Base Case

STAR PRO FORMA INCOME STATEMENT

                                                                                  Projected
                                       Estimated Normalized  ----------------------------------------------------------------------
                                          1998       1998     1999       2000      2001      2002      2003       2004       2005
                                       --------- ----------  -------   -------   -------   -------   --------   --------   --------
Combined EBITDA                         $57,129    $66,221   $82,528   $91,206   $99,870   $108,512  $117,932   $128,202   $139,402
 Consolidated Savings                       500        500       500       500       500        500       500        500        500
                                        -------    -------   -------   -------   -------   --------  --------   --------   --------

Pro Forma EBITDA                         57,629     66,721    83,028    91,706   100,370    109,012   118,432    128,702    139,902
 Depreciation and Amortization           41,289     41,289    44,778    49,354    52,613     55,888    59,173     62,468     65,774
                                        -------    -------   -------   -------   -------   --------  --------   --------   --------

EBIT                                     16,340     25,432    38,250    42,352    47,757     53,124    59,260     66,235     74,128
 Interest Expense                       (27,697)   (27,697)  (28,488)  (30,079)  (30,142)   (28,240)  (25,665)   (22,206)         -
 Interest Income                            384        384        35        35        35         35        35         35         35
 Other Income                                 -          -         -         -         -          -         -          -          -

EBT                                     (10,972)    (1,880)    9,797    12,308    17,650     24,919    33,629     44,063     74,163
                                        -------    -------   -------   -------   -------   --------  --------   --------   --------
 Current Income Taxes                      (525)      (525)     (525)     (525)     (525)      (525)     (525)      (525)      (525)
 Deferred Income Taxes                        -          -         -         -         -          -         -          -          -
                                        -------    -------   -------   -------   -------   --------  --------   --------   --------
Net Income Available to Common         ($11,497)    ($2,405)  $9,272   $11,783   $17,125    $24,394   $33,104    $43,538    $73,638
                                        =======    ========  =======   =======   =======   ========   =======   ========   ========

STAR PRO FORMA UNITS OUTSTANDING

Common Units
 Beginning Balance                                  10,418    10,418    10,418    10,418     10,418    10,418     10,418     10,418
   Issuance                                              -         -         -         -          -         -          -          -
   Buyback                                               -         -         -         -          -         -          -          -
                                        -------    -------   -------   -------   -------   --------  --------   --------   --------
Ending Balance                           10,418     10,418    10,418    10,418    10,418     10,418    10,418     10,418     10,418


SR Subordinated Units
 Beginning Balance                                   3,296     3,296     3,296     3,296      3,296     3,296      3,296      3,296
   Issuance                                              -         -         -         -          -         -          -          -
   Buyback                                               -         -         -         -          -         -          -          -
                                        -------    -------   -------   -------   -------   --------  --------   --------   --------
Ending Balance                            3,296      3,296     3,296     3,296     3,296      3,296     3,296      3,296      3,296

Subordinated Units
 Beginning Balance                                     754       754       754       754        754       754        754        754
   Issuance                                              -         -         -         -          -         -          -          -
   Buyback                                               -         -         -         -          -         -          -          -
                                        -------    -------   -------   -------   -------   --------  --------   --------   --------
Ending Balance                              754        754       754       754       754        754       754        754        754

GP Implied Units
 Beginning Balance                                     295       295       295       295        295       295        295        295
   Issuance                                              -         -         -         -          -         -          -          -
   Buyback                                               -         -         -         -          -         -          -          -
                                        -------    -------   -------   -------   -------   --------  --------   --------   --------
Ending Balance                              295        295       295       295       295        295       295        295        295


     Total                               14,764     14,764    14,764    14,764    14,764     14,764    14,764     14,764     14,764
                                        =======    =======   =======   =======   =======   ========  ========   ========   ========

PaineWebber Incorporated                                        12 of 18                                For Discussion Purposes Only

Project Heat
--------------------------------------------------------------------------------
(in thousands except per share and per unit data)

Star Pro Forma Balance Sheet                      Scenario I: Base Case

                                                                                    Projected
                                           Estimated  --------------------------------------------------------------------------
                                             1998       1999       2000       2001       2002       2003       2004       2005
                                           --------   --------   --------   --------   --------   --------   --------   --------
Assets:
 Cash                                      $ 10,982   $  1,000   $  1,000   $  1,000   $  1,000   $  1,000   $  1,000   $  1,000
 Other Current Assets                        75,099    109,247    120,915    132,563    144,182    156,847    170,655    185,713
                                           --------   --------   --------   --------   --------   --------   --------   --------
  Total Current Assets                       86,081    110,247    121,915    133,563    145,182    157,847    171,655    186,713

 PP&E and Intangibles, Net                  212,597    221,390    220,754    217,185    210,491    200,667    187,707    171,604
 Other Assets                                56,902     56,902     56,902     56,902     56,902     56,902     56,902     56,902
                                           --------   --------   --------   --------   --------   --------   --------   --------
  Total Assets                              355,580    388,539    399,571    407,651    412,576    415,417    416,265    415,219
                                           ========   ========   ========   ========   ========   ========   ========   ========

Liabilities:
 Current Liabilities                         77,481    111,629    123,297    134,945    146,564    159,229    173,038    188,095
 8.25% Existing Credit Facility               7,457      7,457      7,457     47,422     87,387    127,352    167,317    207,282
 Total LT Debt                              300,859    324,355    347,369    325,503    296,647    256,824    204,395    119,688
 Other Liabilities                               51         51         51         51         51         51         51         51
                                           --------   --------   --------   --------   --------   --------   --------   --------
  Total Liabilities                         385,848    443,492    478,174    507,921    530,649    543,456    544,801    515,117

Preferred Stock                                   -          -          -          -          -          -          -          -
Common Shareholder's Equity                 (30,268)   (54,953)   (78,603)  (100,271)  (118,074)  (128,040)  (128,536)   (99,987)
                                           --------   --------   --------   --------   --------   --------   --------   --------
  Total Liabilities and Equity             $355,580   $388,539   $399,571   $407,651   $412,576   $415,417   $416,265   $415,219
                                           ========   ========   ========   ========   ========   ========   ========   ========
                              Check               -          -          -          -          -          -          -          -


Star Pro Forma Cash Flow Statement
Net Income                                            $  9,272   $ 11,783   $ 17,125   $ 24,394   $ 33,104  $  43,538   $ 73,638
 Depreciation and Amortization                          44,778     49,354     52,613     55,888     59,173    62,4682     65,774
 Deferred Taxes                                              -          -          -          -          -          -          -
 Other Assets/Liabilities                                    -          -          -          -          -          -          -
 Change in Non-Cash Working Capital                          -          -          0          -          -          -          -
                                                      --------   --------   --------   --------   --------   --------   --------
Cash from Operations                                    54,050     61,137     69,738     80,282     92,277    106,006    139,412

 Maintenance CapEx                                      (6,774)    (6,895)    (7,194)    (7,316)    (7,442)    (7,572)    (7,706)
 Internal Growth CapEx                                  (1,797)    (1,824)    (1,850)    (1,878)    (1,906)    (1,935)    (1,965)
 External Growth CapEx                                 (45,000)   (40,000)   (40,000)   (40,000)   (40,000)   (40,000)   (40,000)
                                                      --------   --------   --------   --------   --------   --------   --------
Cash from Investments                                  (53,571)   (48,719)   (49,044)   (49,194)   (49,348)   (49,507)   (49,671)

 Acquisition Borrowing                                  46,797     46,824      1,850      1,878      1,906      1,935      1,965
 Remaining Distributions to Repay Debt                 (13,284)   (18,774)   (23,717)   (30,734)   (41,729)   (54,364)   (86,671)
 Amortization of Existing Debt                          (5,478)    (8,141)       (60)       (60)      (120)         -          -
 Borrowing to Repay Existing Debt                        5,478      8,141         60         60        120          -          -
 Borrowing for Changes in WC                                 -          -          -          -          -         (0)         -
 Change in Common Equity                                     -          -          -          -          -          -          -
 Distributions                                         (33,957)   (35,433)   (38,792)   (42,196)   (43,070)   (44,035)   (44,999)
                                                      --------   --------   --------   --------   --------   --------   --------
Cash from Financing                                       (444)    (7,383)   (60,659)   (71,053)   (82,893)   (96,464)  (129,706)

Net Cash Flow                                               35      5,035    (39,965)   (39,965)   (39,965)   (39,965)   (39,965)
Initial Cash Balance                                    10,982      1,000      1,000      1,000      1,000      1,000      1,000
                                                      --------   --------   --------   --------   --------   --------   --------
Cash Available for Paydown on
 WC Revolver and Acq. Facility                          11,017      6,035    (38,965)   (38,965)   (38,965)   (38,965)   (38,965)

Minimum Cash Balance                                     1,000      1,000      1,000      1,000      1,000      1,000      1,000

Borrowing/(Paydown) on
 WC Revolver and Acq. Facility                         (10,017)    (5,035)    39,965     39,965     39,965     39,965     39,965
                                                      --------   --------   --------   --------   --------   --------   --------
Ending Cash Balance                                      1,000      1,000      1,000      1,000      1,000      1,000      1,000

Net Change in Cash                                     ($9,982)        $0        ($0)        $0        ($0)        $0        ($0)
                                                      ========   ========   ========   ========   ========   ========   ========


PaineWebber Incorporated                                     13 of 18                                  For Discussion Purposes Only


Project Heat
--------------------------------------------------------------------------------
(in thousands except per share and per unit data)

                                                                                             Projected
                                              Estimated Normalized ----------------------------------------------------------------
Star Pro Forma Debt Schedule                    1998      1998     1999      2000      2001      2002      2003      2004     2005
                                              -------   -------  -------   -------   -------   -------   -------   -------  -------
                        Scenario I: Base Case
8.04% 1st Mortgage Notes
  Beginning Balance                           $85,000   $85,000  $85,000   $85,000   $85,000   $85,000   $85,000   $85,000  $85,000
   Borrowing                                        -         -        -         -         -         -         -         -        -
   Amortization                                     -         -        -         -         -         -         -         -        -
                                              -------   -------  -------   -------   -------   -------   -------   -------  -------
  Ending Balance                               85,000    85,000   85,000    85,000    85,000    85,000    85,000    85,000   85,000

  Interest Payment             8.04%            6,834     6,834    6,834     6,834     6,834     6,834     6,834     6,834    6,834

7.17% Pearl Notes
  Beginning Balance                            11,000    11,000   11,000    11,000    11,000    11,000    11,000    11,000   11,000
   Borrowing                                        -         -        -         -         -         -         -         -        -
   Amortization                                     -         -        -         -         -         -         -         -        -
                                              -------   -------  -------   -------   -------   -------   -------   -------  -------
  Ending Balance                               11,000    11,000   11,000    11,000    11,000    11,000    11,000    11,000   11,000

  Interest Payment             7.17%              789       789      789       789       789       789       789       789      789


0.00% Other Notes
   Beginning Balance                                -         -        -         -         -         -         -         -        -
   Borrowing                                        -         -        -         -         -         -         -         -        -
   Amortization                                     -         -        -         -         -         -         -         -        -
                                              -------   -------  -------   -------   -------   -------   -------   -------  -------
  Ending Balance                                    -         -        -         -         -         -         -         -        -

  Interest Payment             0.00%                -         -        -         -         -         -         -         -        -

8.50% New Debt
  Beginning Balance                           125,000   125,000  125,000   130,478   138,619   138,679   138,739   138,859  138,859
   Borrowing                                        -         -    5,478     8,141        60        60       120         -        -
   Amortization                                     -         -        -         -         -         -         -         -        -
                                              -------   -------  -------   -------   -------   -------   -------   -------  -------
  Ending Balance                              125,000   125,000  130,478   138,619   138,679   138,739   138,859   138,859  138,859

  Interest Payment             8.50%           10,625    10,625   10,858    11,437    11,785    11,790    11,798    11,803   11,803

Exchange of 8.46% Senior
Notes
  Beginning Balance                                 -         -   66,000    66,000    66,000    66,000    66,000    66,000   66,000
   Borrowing                                   66,000    66,000        -         -         -         -         -         -        -
   Amortization                                     -         -        -         -         -         -         -         -        -
                                              -------   -------  -------   -------   -------   -------   -------   -------  -------
  Ending Balance                               66,000    66,000   66,000    66,000    66,000    66,000    66,000    66,000   66,000

  Interest Payment             8.46%            5,584     5,584    5,584     5,584     5,584     5,584     5,584     5,584    5,584

8.00% Acq. & Other Notes
Payable
  Beginning Balance                            16,798    16,798   13,859     8,381       240       180       120         -        -
   Borrowing                                        -         -        -         -         -         -         -         -        -
   Amortization                                (2,939)   (2,939)  (5,478)   (8,141)      (60)      (60)     (120)        -        -
                                              -------   -------  -------   -------   -------   -------   -------   -------  -------
  Ending Balance                               13,859    13,859    8,381       240       180       120         -         -        -

  Interest Payment             8.00%            1,226     1,226      890       345        17        12         5         -        -

8.25% WC Revolver
  Beginning Balance                                 -         -    7,457     7,457     7,457    47,422    87,387   127,352  167,317
    Borrowing for Change
    in WC                                           -         -        -         -        (0)        -         -         -        -
   Borrowing/(Payment)                              -         -        -         -    39,965    39,965    39,965    39,965   39,965
                                              -------   -------  -------   -------   -------   -------   -------   -------  -------
  Ending Balance                                    -     7,457    7,457     7,457    47,422    87,387   127,352   167,317  207,282

  Effective Avg WC Balance                     23,600    23,600   21,500    21,500    21,500    21,500    21,500    21,500   21,500
  Interest Payment             8.25%            1,947     1,947    1,774     1,774     1,774     1,774     1,774     1,774    1,774

7.50% Acquisition Facility
  Beginning Balance                                 -         -        -    23,496    46,510    24,644    (4,212)  (44,035) (96,464)
   External Acquisitions                            -         -   40,000    45,000         -         -         -         -        -
   External Acquisitions
    at Beginning of 1999                            -         -    5,000         -         -         -         -         -        -
   Internal Acquisitions                            -         -    1,797     1,824     1,850     1,878     1,906     1,935    1,965
   Payment                                          -         -  (10,017)   (5,035)        -         -         -         -        -
   Remaining Distributions
    to Repay Debt                                   -         -  (13,284)  (18,774)  (23,717)  (30,734)  (41,729)  (54,364) (86,671)
                                              -------   -------  -------   -------   -------   -------   -------   -------  -------
  Ending Balance                                    -         -   23,496    46,510    26,644    (4,212)  (44,035)  (96,464)(181,171)

  Interest Payment             7.50%               $0        $0   $1,069    $2,625    $2,668      $766   ($1,809)  ($5,269)($10,411)




         PaineWebber Incorporated                                 14 of 18                              For Discussion Purposes Only



PROJECT HEAT
--------------------------------------------------------------------------------
(in thousands except per share and per unit data)          Scenario 1: Base Case
                                                                                                  Projected
                                                            Estimated Normalized ----------------------------------------------
STAR PRO FORMA DEBT SCHEDULE (CONT'D)                          1998      1998      1999      2000      2001      2002     2003
                                                            ---------  ---------  -------  -------    ------    -------  ------
Total Pro Forma Debt
   Beginning Balance                                        $237,798  $237,798   308,316  $331,812  $354,826  $372,925  $384,034
      Amortization of Existing Debt                           (2,939)   (2,939)   (5,478)   (8,141)      (60)      (60)     (120)
      Borrowing for Changes in WC                                  -         -         -         -        (0)        -         -
      Acquisition Borrowing                                        -         -    46,797    46,824     1,850     1,878     1,906
      Borrowing to Repay Existing Debt                             -         -     5,478     8,141        60        60       120
      Remaining Distributions to Repay Debt                        -         -   (13,284)  (18,774)  (23,717)  (30,734)  (41,729)
      Borrowing/(Payment) on WC Revolver and Acq. Facility         -         -   (10,017)   (5,035)   39,965    39,965    39,965
                                                            --------  --------   -------  --------  --------  --------  --------
    Ending Balance                                           234,859   234,859   331,812   354,826   372,925   384,034   384,176

    Interest Expense                                          27,005    27,005    27,796    29,387    29,450    27,548    24,973
    Chase Fees                                                   692       692       692       692       692       692       692
                                                            --------  --------   -------  --------  --------  --------  --------
       Total Interest Payment                                 27,697    27,697    28,488    30,079    30,142    28,240    25,665
                                                            ========  ========   =======  ========  ========  ========  ========


PROJECT HEAT
--------------------------------------------------------------------------------
(in thousands except per share and per unit data)          Scenario 1: Base Case

                                                                   Projected
                                                            ----------------------
STAR PRO FORMA DEBT SCHEDULE (CONT'D)                         2004         2005
                                                            ----------------------

Total Pro Forma Debt
   Beginning Balance                                         $384,176    $371,712
      Amortization of Existing Debt                                 -           -
      Borrowing for Changes in WC                                   -           -
      Acquisition Borrowing                                     1,935       1,965
      Borrowing to Repay Existing Debt                              -           -
      Renaming Distributions to Repay Debt                    (54,364)    (86,671)
      Borrowing/(Payment) on WC Revolver and Acq. Facility     39,965      39,965
                                                             --------    --------
    Ending Balance                                            371,712     326,970

    Interest Expense                                           21,514      16,372
    Chase Fees                                                    692         692
                                                             --------    --------
       Total Interest Payment                                 $22,206     $17,064
                                                            =========    ========

                                                             15 of 18

Project Heat
--------------------------------------------------------------------------------
(in thousands except per share and per unit data)

                                Scenario I: Base Case

STAR PRO FORMA DISTRIBUTION SCHEDULE OF ACTUAL DISTRIBUTIONS

                                                                                  Projected
                                       Estimated Normalized  ----------------------------------------------------------------------
                                          1998       1998     1999       2000      2001      2002      2003       2004       2005
                                       --------- ----------  -------   -------   -------   -------   --------   --------   --------
Distributable Cash
Cash from Operations (excl chg in WC)   $29,792    $38,884   $54,050   $61,137   $69,738    $80,282   $92,277   $106,006   $139,412
 Maintenance CapEx                       (6,210)    (6,210)   (6,774)   (6,895)   (7,194)    (7,316)   (7,442)    (7,572)    (7,706)
 Other                                     (384)      (384)      (35)      (35)      (35)       (35)      (35)       (35)       (35)
                                        -------    -------   -------   -------   -------   --------  --------   --------   --------
Total MLP Distributable Cash Flow        23,197     32,289    47,241    54,207    62,509     72,931    84,800     98,399    131,671

Distributable Cash Flow/Unit              $1.57      $2.19     $3.20     $3.67     $4.23      $4.94     $5.74      $6.66      $8.92

Structure
Common Unit Ending Balance               10,418     10,418    10,418    10,418    10,418     10,418    10,418     10,418     10,418
SR Subordinated Units                     3,296      3,296     3,296     3,296     3,296      3,296     3,296      3,296      3,296
Subordinated Units                          754        754       754       754       754        754       754        754        754
General Partner Interest Unit
 Equivalent                                 295        295       295       295       295        295       295        295        295
                                        -------    -------   -------   -------   -------   --------  --------   --------   --------
Total Units Outstanding                  14,764     14,764    14,764    14,764    14,764     14,764    14,764     14,764     14,764

Distribution Levels                       $2.20      $2.20     $2.20     $2.20     $2.20      $2.20     $2.20      $2.20      $2.20
MQD                                       $2.20      $2.20     $2.20     $2.20     $2.20      $2.20     $2.20      $2.20      $2.20
First Target                              $2.42      $2.42     $2.42     $2.42     $2.42      $2.42     $2.42      $2.42      $2.42
Second Target                             $2.84      $2.84     $2.84     $2.84     $2.84      $2.84     $2.84      $2.84      $2.84
Third Target                              $3.70      $3.70     $3.70     $3.70     $3.70      $3.70     $3.70      $3.70      $3.70

Indicated Cash Distribution               $2.20      $2.20     $2.30     $2.40     $2.60      $2.80     $2.85      $2.90      $2.95

Distribution of MQD
Cash Available                           23,197     32,289    47,241    54,207    62,509     72,931    84,800     98,399    131,671
Allocaton to:
 Common Units                            22,733     22,920    22,920    22,920    22,920     22,920    22,920     22,920     22,920
 SR Subordinated Units                        0      7,251     7,251     7,251     7,251      7,251     7,251      7,251      7,251
 Subordinated Units                           0      1,472     1,659     1,659     1,659      1,659     1,659      1,659      1,659
 General Partner Interest                   464        646       650       650       650        650       650        650        650

First Target Distribution
Cash Available                                0          0    14,761    21,727    30,028     40,450    52,319     65,919     99,190
 Cash Required for Target
  Distribution                                0          0     3,248     3,248     3,248      3,248     3,248      3,248      3,248
 Cash Required for Indicated
  Distribution                                0          0     1,476     2,953     5,905      8,858     9,596     10,335     11,073
 Actual Cash Distributed                      0          0     1,476     2,953     3,248      3,248     3,248      3,248      3,248

Allocation to:
 Common Units                                 0          0     1,042     2,084     2,292      2,292     2,292      2,292      2,292
 SR Subordinated Units                        0          0       330       659       725        725       725        725        725
 Subordinated Units                           0          0        75       151       166        166       166        166        166
 General Partner Interest                     0          0        30        59        65         65        65         65         65

Total Distribution to:
 Common Units                                 0          0     1,042     2,084     2,292      2,292     2,292      2,292      2,292
 SR Subordinated Units                        0          0       330       659       725        725       725        725        725
 Subordinated Units                           0          0        75       151       166        166       166        166        166
 General Partner Interest                     0          0        30        59        65         65        65         65         65




PaineWebber Incorporated                                        16 of 18                                For Discussion Purposes Only

Project Heat
--------------------------------------------------------------------------------
(in thousands except per share and per unit data)

                                Scenario I: Base Case

STAR PRO FORMA DISTRIBUTION SCHEDULE OF ACTUAL DISTRIBUTIONS (cont'd)

                                                                                  Projected
                                       Estimated Normalized  ----------------------------------------------------------------------
                                          1998       1998     1999       2000      2001      2002      2003       2004       2005
                                       --------- ----------  -------   -------   -------   -------   --------   --------   --------
Second Target Distribution
Cash Available                                0          0         0         0    26,780     37,202    49,071     62,671     95,942
 Cash Required for Target
  Distribution                                0          0         0         0     7,149      7,149     7,149      7,149      7,149
 Cash Required for Indicated
  Distribution                                0          0         0         0     3,064      6,468     7,319      8,170      9,022
 Actual Cash Distributed                      0          0         0         0     3,064      6,468     7,149      7,149      7,149

Allocation to:
 Common Units                                 0          0         0         0     1,875      3,959     4,376      4,376      4,376
 SR Subordinated Units                        0          0         0         0       593      1,252     1,384      1,384      1,384
 Subordinated Units                           0          0         0         0       136        287       317        317        317
 General Partner Interest                     0          0         0         0        61        129       143        143        143
 Incentive Right                              0          0         0         0       398        841       929        929        929
   Incentive Right to GP Interest             0          0         0         0        96        203       224        224        224
   Incentive Right to Sr. Sub Units           0          0         0         0       302        638       705        705        705

Total Distribution to:
 Common Units                                 0          0         0         0     1,875      3,959     4,376      4,376      4,376
 SR Subordinated Units                        0          0         0         0       895      1,890     2,089      2,089      2,089
 Subordinated Units                           0          0         0         0       136        287       317        317        317
 General Partner Interest                     0          0         0         0       157        332       367        367        367

Third Target Distribution
Cash Available                                0          0         0         0         0          0    41,922     55,522     88,793
 Cash Required for Target
  Distribution                                0          0         0         0         0          0    16,591     16,591     16,591
 Cash Required for Indicated
  Distribution                                0          0         0         0         0          0       193      1,157      2,122
 Actual Cash Distributed                      0          0         0         0         0          0       193      1,157      2,122

Allocation to:
 Common Units                                 0          0         0         0         0          0       104        625      1,146
 Sr. Subordinated Units                       0          0         0         0         0          0        33        198        363
 Subordinated Units                           0          0         0         0         0          0         8         45         83
 General Partner Interest                     0          0         0         0         0          0         4         23         42
 Incentive Right                              0          0         0         0         0          0        44        266        488
   Incentive Right to GP Interest             0          0         0         0         0          0        11         64        118
   Incentive Right to Sr. Sub Units           0          0         0         0         0          0        34        202        370

Total Distribution to:
 Common Units                                 0          0         0         0         0          0       104        625      1,146
 Sr. Subordinated Units                       0          0         0         0         0          0        67        400        733
 Subordinated Units                           0          0         0         0         0          0         8         45         83
 General Partner Interest                     0          0         0         0         0          0        15         87        160

Remaining Distribution
Cash Available                                0          0         0         0         0          0         0          0          0
 Cash Required for Indicated
  Distribution                                0          0         0         0         0          0         0          0          0
 Actual Cash Distributed                      0          0         0         0         0          0         0          0          0

Allocation to:
 Common Units                                 0          0         0         0         0          0         0          0          0
 Sr. Subordinated Units                       0          0         0         0         0          0         0          0          0
 Subordinated Units                           0          0         0         0         0          0         0          0          0
 General Partner Interest                     0          0         0         0         0          0         0          0          0
 Incentive Right                              0          0         0         0         0          0         0          0          0
   Incentive Right to GP Interest             0          0         0         0         0          0         0          0          0
   Incentive Right to Sr. Sub Units           0          0         0         0         0          0         0          0          0
Repay Indebtedness                            0          0    13,284    18,774    23,717     30,734    41,729      54,364    86,671
Total Distribution to:
 Common Units                                 0          0         0         0         0          0         0          0          0
 Sr. Subordinated Units                       0          0         0         0         0          0         0          0          0
 Subordinated Units                           0          0         0         0         0          0         0          0          0
 General Partner Interest                     0          0         0         0         0          0         0          0          0


PaineWebber Incorporated                                        17 of 18                                For Discussion Purposes Only

PROJECT HEAT
================================================================================
(in thousands except per share and per unit data)

STAR GAS PRO FORMA SCHEDULE OF ACTUAL DISTRIBUTIONS (cont'd)      Scenario I:   Base Case

                                         Estimated   Normalized                                Projected
                                                                   -----------------------------------------------------------------
                                           1998        1998          1999       2000      2001     2002     2003     2004     2005
                                        ----------   ----------    --------   -------   -------  -------  -------  -------  --------
Total Distributions
-------------------
Common Units                            $ 22,733    $   22,910     $ 23,962   $ 25,004  $ 27,088 $ 29,171 $ 29,692 $ 30,213 $ 30,734
SR Subordinated Units                          0         7,251        7,581      7,910     8,872    9,867   10,132   10,465   10,798
Subordinated Units                             0         1,472        1,734      1,810     1,961    2,112    2,149    2,187    2,225
General Partner Interest                     464           646          679        709       872    1,047    1,097    1,169    1,242
                                        --------    ----------     --------   --------  -------- -------- -------- -------- --------
     Total Distributions                $ 23,197    $   32,289     $ 32,957   $ 35,433  $ 38,792 $ 42,196 $ 43,070 $ 44,035 $ 44,999
                                        ========    ==========     ========   ========  ======== ======== ======== ======== ========

Total Distributions Per Units
-----------------------------
Common Units                            $   2.18    $     2.20     $   2.30   $   2.40  $   2.60 $   2.80 $   2.85 $   2.90 $   2.95
SR Subordinated Units                       0.00          2.20         2.30       2.40      2.69     2.99     3.07     3.18     3.28
Subordinated & GP Units                     0.44          2.02         2.30       2.40      2.70     3.01     3.09     3.20     3.30

Total Incentive Distributions    NPV
                              --------
     To GP Interest           $   357   $      0    $        0     $      0   $      0  $     96 $    203 $    235 $    289 $    342
     To Sr. Sub Units           1,121          -             -            -          -       302      638      739      907    1,075
                              --------  --------    ----------     --------   --------  -------- -------- -------- -------- --------
          Sub-Total             1,478          -             -            -          -       398      841      974    1,196    1,417
          Present Value of
            Terminal Value      1,189          -             -            -          -         -        -        -        -    5,670
                              --------
                  Total       $ 2,667

                                   18 of 18